                                                                  Execution Copy
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                            ASSET PURCHASE AGREEMENT

                                     BETWEEN

                                 COMPUPAY, INC.

                                       AND

                                 TEAMSTAFF, INC.

DATED AS OF:  MAY  25, 2006

                                TABLE OF CONTENTS

                                       ii

           ASSET PURCHASE AGREEMENT, dated as of May 25, 2006, between
           COMPUPAY, INC., a Florida corporation ("BUYER") and
           TEAMSTAFF, INC., a New Jersey corporation ("SELLER").
           -----------------------------------------------------------

                                  INTRODUCTION

          Seller owns and operates the Business (defined below). Seller desires to sell all of the assets used or held for use primarily in connection with the
Business, and Buyer desires to purchase from Seller such assets, upon the terms and subject to the conditions set forth herein.

          In consideration of the mutual benefits to be derived from this
Agreement and of the representations, warranties, conditions, agreements and promises contained herein and other good and valuable consideration, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          1.01 Definitions. The following terms, as used in this Agreement, shall have the following meanings:

          "ACCOUNTS RECEIVABLE" shall mean (a) all trade accounts receivable and other rights to payment from Customers and the full benefit of all security for such accounts or rights to payment, including all trade accounts receivable representing amounts receivable in respect of services rendered to Customers,
(b) all other accounts or notes receivable of Seller and the full benefit of all security for such accounts or notes and (c) any claim, remedy or other right related to any of the foregoing.

          "AFFILIATE" means, with respect to any specified Person, any other
Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified
Person, including any Person holding the majority of the equity or voting interests of any other Person.

          "AGREEMENT" means this Asset Purchase Agreement.

          "BUSINESS" means the payroll processing business of Seller, including all of the business conducted by DSi Payroll Services, a division of TeamStaff,
Inc. Such Business consists of the provision of (i) payroll processing services to Customers and (ii) tax filing, processing and payment services (including the provision of tax information, such as W-2 reports) to Customers.

          "BUSINESS DAY" means any day other than a Saturday or Sunday or any other day on which banking institutions are generally obligated or authorized to close in the State of New Jersey.

          "CLOSING WORKING CAPITAL" means (a)(i)Accounts Receivable acquired by
Buyer at Closing (other than Accounts Receivable which Buyer has not collected within ninety (90) days following the Closing Date and which are to be reconveyed to Seller pursuant to 8.02(b) plus (ii) the amount in the General
Bank Account at Closing and transferred to Buyer (reduced by any payments or withdrawals therefrom that relate to the period before the Closing Date but which are posted thereafter), minus (b) the Assumed Liabilities. Any payments due on the Lease shall not be deemed Assumed Liabilities for the purpose of determining Closing Working Capital.

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "CONTRACT" means any agreement, contract, note, bond, instrument, lease, license, indenture, mortgage, deed of trust, plan or commitment, whether written or oral, including any agreement to provide payroll processing or tax filing, processing and payment services.

          "CUSTOMERS" means customers of Seller who are actively engaged in business and whose most recent payroll was processed by the Business.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

          "EMPLOYEE LIABILITIES" means liabilities for payroll, benefits or other liabilities to employees.

          "ESCROW AGENT" means Cole Taylor Bank of Chicago, Illinois.

          "ESCROW AGREEMENT" means the Escrow Agreement to be entered into between Seller and Buyer, which Escrow Agreement will be in substantially the form of EXHIBIT H attached hereto.

          "GAAP" means generally accepted accounting principles for financial reporting in the United States, applied on a consistent basis.

          "GENERAL BANK ACCOUNT" means PNC Bank Account # 8026220796 in the name of "DSi Payroll Services FBO PNC Business Credit".

          "GOVERNMENTAL AUTHORIZATION" means any consent, license, registration or permit issued, granted, given or otherwise made available by or under the authority of any Governmental Entity or pursuant to any Legal Requirement.

          "GOVERNMENTAL ENTITY" means any Federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign.

          "INITIAL WORKING CAPITAL" means the greater of (x) Three Hundred Ten
Thousand Seven Hundred Dollars ($310,700) less Employee Liabilities of Seller at
Closing, or (y) Two Hundred Ten Thousand Seven Hundred Dollars ($210,700).

          "INTELLECTUAL PROPERTY" means patents and patent applications;
trademarks and trademark applications, trademark rights and related goodwill, including domain names, service names, service marks, trade names and design marks (and any applications and registrations therefor); trade secrets;
copyrights, copyright registrations, and any applications therefor; domain names, source code, software, including the Proprietary Software (as defined below), customer lists, trade secrets and "know how" related to the operation of the Business; any licenses for use of any of the foregoing and other similar intellectual property and proprietary rights, whether or not subject to statutory registration.

          "INTERIM BALANCE SHEET" means the balance sheet for the Business as of
April 30, 2006.

          "KNOWLEDGE," when used with respect to Seller, means the actual knowledge, if any, of any of its officers or directors, including without limitation, T. Kent Smith, Rick J. Filippelli, Greg Haygood, Kathleen Charles,
Larry Braude, Laurie Nadeau and Steve Levine.

          "LEGAL REQUIREMENT" means any federal, state, local, municipal or other constitution, law, ordinance, principle of common law, code, regulation or statute.

          "LIENS" means mortgages, liens, security interests, encumbrances, leases, assignments, sub-leases, easements, covenants, rights-of-way or other similar restrictions of any nature whatsoever.

          "MATERIAL CONTRACTS" means the third-party Contracts to which Seller is a party that were entered into in connection with, or relate to, the operation of, or are required to operate, the Business.

          "MONTHLY SETTLEMENT REPORT" means a report delivered to Seller by
Buyer no later than the fifth Business Day of each calendar month and setting forth the details of all Pre-authorized Settlements in the immediately preceding calendar month, including (i) reasonable documentation of each underlying
Qualified Asserted Liability (including a description in reasonable detail of the nature of, and basis for, the claim and the identity of the claimant) and
(ii) the terms of each Pre-authorized Settlement.

          "PERSON" means an individual, a partnership, a limited liability company, a limited liability partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or any other entity or organization, domestic or foreign (including a Governmental
Entity).

          "PROPRIETARY SOFTWARE" means the programs developed by, or on behalf of, employees and contractors of the Business, Seller or any of their
Affiliates, including the processing platform used to process Customer payrolls
(the "PROGRAM").

          "RECORDS" means the following records relating to the Business with respect to the period between January 1, 2004 and the Closing Date: customer billing records.

          "REPRESENTATIVES" means, with respect to any party, its officers, directors, employees, attorneys, accountants and agents.

          "SOFTWARE" means all computer software programs, including source code and object code (executable) versions.

          "TAX" or "TAXES" means any Federal, state, local or foreign income, gross receipts, capital stock, franchise, profits, estimated, payroll, employment, environmental, withholding, social security, unemployment, disability, real property, ad valorem/personal property, stamp, excise, occupation, sales, use, transfer, value added, alternative minimum or other tax, assessment, duty or similar charge of any kind, including any interest, penalty or addition thereto, whether disputed or not.

          "TAX RETURNS" means any return, report, information return or other document (including schedules or any related or supporting information) filed or required to be filed with any Taxing Authority in connection with the determination, assessment or collection of any Tax or the administration of any laws, regulations or administrative requirements relating to any Tax.

          "TAXING AUTHORITY" means any governmental or any quasi-governmental body exercising any taxing authority or any other authority exercising Tax regulatory authority.

          "TRANSACTION DOCUMENTS" means this Agreement, the Bill of Sale, the
Assignment and Assumption Agreement, the Noncompetition Agreement, the
Transition Agreement, the Escrow Agreement and all other documents and agreements provided for herein or for the purpose of effecting the transactions contemplated herein.

          Each of the following terms is defined in the Section set forth opposite such term:

               TERM                                    SECTION
               -------------------------------------   -------
               Account Agreements                      4.09
               Allocation Dispute                      2.01(f)
               Asserted Liability                      9.02(f)
               Assets                                  2.01(a)
               Assignment and Assumption Agreement     3.01(c)
               Assigned Contracts                      2.01(a)
               Assumed Liabilities                     2.01(c)
               Bill of Sale                            2.02(b)
               Closing                                 2.02(a)
               Closing Date                            2.02(a)
               Closing Payment                         2.01(e)
               Confidentiality Agreement               10.07
               Customer Account                        4.09
               Directo Agreement                       7.01(f)
               Equipment and Fixed Assets              2.01(a)
               Escrow Funds                            2.01(e)
               Excluded Assets                         2.01(a)

               TERM                                    SECTION
               -------------------------------------   -------
               General Contracts                       2.01(a)
               Indemnified Party                       9.02(f)
               Indemnifying Party                      9.02(f)
               Independent Accountants                 2.03(d)
               Lease                                   2.01(a)
               Losses                                  9.02(a)
               Noncompetition Agreement                3.01(d)
               Pre-authorized Settlement               9.02(g)
               Proposal                                8.01(c)
               PSA Agreement                           7.01(f)
               Purchase Price                          2.01(e)
               Purchase Price Adjustment               2.03(a)
               Purchase Price Allocation               2.01(f)
               Qualified Asserted Liability            9.02(g)
               Retained Liabilities                    2.01(d)
               Scheduled Employee                      4.18
               Seller Financial Information            4.07
               Seller Intellectual Property            4.13
               Settlement Cap                          9.02(g)
               Transition Agreement                    3.01(g)

          1.02    Defined Terms.

                    (a) Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles, consistently applied.

                    (b) All references in this Agreement to "Articles",
          "Sections" and other subdivisions are to the designated Articles,
          Sections and other subdivisions of this Agreement. The words "herein",
          "hereof" and "hereunder" and other words of similar import refer to this Agreement and not to any particular Article, Section or other subdivision.

                    (c) In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means
          "from and including" and the words "to" and "until" each mean "to but excluding".

                    (d) All references to "including" in this Agreement shall
          mean including without limitation.

                    (e) A reference to a law in this Agreement includes any
          amendment or modification to such law and any rules or regulations issued thereunder.

                    (f) A reference to a Person in this Agreement includes its successors and permitted assigns (if any).

                                   ARTICLE II

                           PURCHASE AND SALE OF ASSETS

          2.01 Purchase and Sale of Assets.

                    (a) At the Closing, upon the terms and subject to the
          conditions set forth in this Agreement, Seller shall sell, assign, convey and transfer to Buyer and Buyer shall purchase and acquire from
          Seller, all of Seller's right, title and interest in, to and under all properties, assets (tangible and intangible) and rights (other than property, assets or rights listed on the Excluded Assets Schedule attached hereto (the "EXCLUDED ASSETS")), owned, held or used primarily in the conduct of the Business as of the Closing Date (the
          "ASSETS"), including all of Seller's right, title and interest in, to and under:

                              (i) All equipment, furniture, fixtures, supplies,
                    parts and other fixed assets and tangible personal property owned by Seller on the Closing Date and primarily used in or primarily related to the Business, including the items
                    identified on the Equipment and Fixed Assets Schedule
                    attached hereto (collectively, the "EQUIPMENT AND FIXED
                    ASSETS");

                              (ii) All Accounts Receivable of Seller as of the
                    Closing Date.

                              (iii) All Contracts primarily relating to the
                    Business, including the Contracts identified on the General
                    Contracts Schedule attached hereto, including any deposits or prepayments under such Contracts (collectively, the
                    "GENERAL CONTRACTS"); provided, however, that
                    notwithstanding the foregoing, real and personal property
                    leases shall not be considered General Contracts;

                              (iv) A certain lease for computer equipment and
                    printers identified on the Leased Property Schedule attached hereto, including any prepaid rents, security deposits and options to renew or purchase under such lease (the "LEASE"
                    and, collectively with the General Contracts, the "ASSIGNED
                    CONTRACTS");

                              (v) All Intellectual Property (x) owned by or
                    licensed to Seller on the Closing Date and primarily used in or primarily related to the Business (or under development for future use primarily in the Business) or (y) listed on the Intellectual Property Schedule attached hereto,
                    including the names "Digital Solutions, Inc.", "DSi" and any and all derivations thereof and logos therefor, and any
                    domain names and websites, including the design thereof;

                              (vi) All reports, plans, product catalogs, sales
                    records, product literature, policies, manuals, customer
                    lists, customer information, customer contact information, supplier lists, know-how, formulae, models, research and

                    development data, computer files, retrieval programs,
                    operating data, input data, databases, charts, procedures, report layouts, formats, record file layouts, diagrams, flow charts and other related material developed primarily for, or primarily used in connection with, the Business;

                              (vii) All Governmental Authorizations primarily
                    related to the Business (to the extent such are assignable)
                    and other intangible property rights owned by Seller on the
                    Closing Date and primarily used in or primarily related to the Business;

                              (viii) The General Bank Account, together with
                    amounts on deposit therein.

                    (b) Notwithstanding the foregoing, Seller shall not sell,
          assign, convey or transfer to Buyer, and Buyer shall not purchase or acquire from Seller, and Buyer will not be deemed by virtue of the execution and delivery of this Agreement or any of the other
          Transaction Documents, or as a result of the consummation of the transactions contemplated in this Agreement, or in any of the other
          Transaction Documents, to have purchased or acquired, any right, title or interest in any property or asset of Seller except the Assets.
          Without limiting the foregoing, Buyer shall not acquire, and shall not be deemed to have acquired, any right, title or interest in any property or asset listed on the Excluded Assets Schedule attached hereto.

                    (c) At the Closing, upon the terms and subject to the
          conditions set forth in this Agreement, Buyer shall assume and agree to pay and perform only the following obligations, liabilities and commitments of Seller (the "ASSUMED LIABILITIES"):

                           (i) any trade account payable related to the Business
                  reflected on the Interim Balance Sheet (other than a trade account payable to Seller or any Affiliate of Seller) that remains unpaid at and is not delinquent as of the Closing
                  Date;

                           (ii) any trade account payable related to the
                  Business (other than a trade account payable to Seller or any
                  Affiliate of Seller) with respect to products or services
                  provided to Seller in the ordinary course of business
                  consistent with past practice between the date of the Interim
                  Balance Sheet and the Closing Date that remains unpaid at and is not delinquent as of the Closing Date; and

                           (iii) obligations of Seller under the Lease arising
                  after the Closing Date.

                    (d) Notwithstanding the foregoing, and except for the
          Assumed Liabilities, Buyer does not assume or agree to pay, honor or discharge, and will not be deemed by virtue of the execution and delivery of this Agreement or any of the other Transaction Documents, or as a result of the consummation of the transactions contemplated in this Agreement, or in any of the other Transaction Documents, to have assumed, or to have agreed to pay, honor or discharge, any obligation, liability or commitment of Seller (the "RETAINED LIABILITIES").
          Without limiting the foregoing, Buyer shall not be responsible for any obligation, liability or commitment of Seller arising from, in connection with or related to (i) Taxes arising out of, relating to or in respect of the Business or the Assets or use thereof for any taxable periods prior to the Closing Date and the portion prior to the
          Closing Date of any taxable period that includes such day, (ii) any
          Contract of Seller, including any lease obligation, other than the
          Assigned Contracts, (iii) the Assigned Contracts for any period prior to Closing, (iv) the operation of the Business or ownership of the
          Assets prior to the Closing, (v) the employment or termination of employment of any Person by Seller, including, without limitation, any compensation due, or benefits of, any employee or independent contractor earned, accrued or arising prior to the Closing, (vi) any liability or obligation relating to an Excluded Asset or (vii) any other obligation or liability of Seller whatsoever except for the
          Assumed Liabilities.

                    (e) The purchase price for the Assets shall be Nine Million
          Dollars ($9,000,000) plus or minus the Purchase Price Adjustment (the
          "PURCHASE PRICE"). At the Closing, the following consideration shall be delivered by Buyer towards the Purchase Price: (i) payment of an amount equal to Two Hundred Fifty Thousand Dollars ($250,000) to the
          Escrow Agent pursuant to the Escrow Agreement (the "ESCROW FUNDS");
          and (ii) payment of an amount equal to Eight Million Seven Hundred
          Fifty Thousand Dollars ($8,750,000) to Seller (the "CLOSING PAYMENT").
          The Purchase Price Adjustment shall be paid to Buyer or Seller, as the case may be in accordance with Section 2.03.

                    (f) The Purchase Price shall be allocated as follows:

                              (i) The Purchase Price shall be allocated to the
                    Noncompetition Agreement and Assets in accordance with
                    Section 1060 of the Code (the "PURCHASE PRICE ALLOCATION").
                    Within ninety (90) days after the Closing, Buyer shall
                    provide to Seller a proposed allocation of the final
                    Purchase Price determined in a manner consistent with this
                    Section 2.01(f) and the Code. Unless it provides Buyer with notice of its objections thereto and the basis therefor (an
                    "ALLOCATION DISPUTE") within ten (10) Business Days after
                    the receipt of such allocation, Seller shall be deemed to
                    have agreed with such allocation.

                              (ii) Any Allocation Dispute shall be resolved in
                    the same manner as provided in Section 2.03(d) for an
                    objection to the Closing Working Capital calculation, except that the costs of the Independent Accountant shall be shared equally by Buyer and Seller. Buyer and Seller each shall
                    file with the Internal Revenue Service Form 8594 and any
                    other forms or statements that may be required by the Code,
                    Treasury Regulations or the Internal Revenue Service,
                    together with any and all attachments required to be filed therewith in connection with such allocation, in a manner
                    consistent with the Purchase Price Allocation so determined.

                              (iii) To the extent consistent with applicable
                    law, Buyer and Seller shall not file any Tax Return or other documents or otherwise take any position with respect to
                    Taxes which is inconsistent with such allocation of the
                    final Purchase

                    Price, provided, however, that neither Buyer nor Seller
                    shall be obligated to litigate any challenge to such
                    allocation of the final Purchase Price by a Government
                    Entity.

                              (iv) Buyer and Seller shall promptly inform one
                    another of any challenge, including any challenge raised in the context of an audit, by any Governmental Entity to any allocation made pursuant to this subsection and agree to
                    consult with and keep one another informed with respect to the state of, and any discussion, proposal or submission
                    with respect to, such challenge.

                    (g) Seller shall be responsible for obtaining all consents listed on the Authorization Schedule attached hereto and removing all
          Liens on the Assets (other than the Assigned Contracts) prior to
          Closing at its expense.

          2.02 The Closing.

                    (a) The closing of the purchase and sale of the Assets and the assumption of the Assumed Liabilities hereunder (the "CLOSING")
          shall take place at the offices of Verrill Dana, LLP in Portland,
          Maine, at 9:00 a.m. on May 31, 2006, or at such other time and place as the parties shall otherwise agree. The Closing shall be deemed effective as of 12:01 a.m. on June 1, 2006, which date and time are herein referred to as the "CLOSING DATE."

                    (b) At the Closing:

                              (i) Seller shall deliver to Buyer a bill of sale
                    in the form of EXHIBIT A attached hereto duly executed by
                    Seller (the "BILL OF SALE") and such other appropriate
                    instruments of transfer and assignment as Buyer shall
                    reasonably request, in order to vest in Buyer, as of the
                    Closing Date, all of Seller's right, title and interest in, to and under the Assets, free and clear of any Liens other than the Assigned Contracts.

                              (ii) Buyer shall deliver to Seller, by wire
                    transfer of immediately available funds, to a bank account designated in writing by Seller, an amount equal to the
                    Closing Payment. Seller shall deliver to Buyer written wire transfer instructions at least three Business Days prior to the Closing.

                              (iii) Buyer shall deliver the Escrow Funds to the
                    Escrow Agent.

                              (iv) Buyer and Seller shall make such other
                    deliveries as are required by and in accordance with this
                    Agreement.

          2.03 Purchase Price Adjustment.

                    (a) The "PURCHASE PRICE ADJUSTMENT" (which may be a positive or negative number) will be equal to the amount determined by subtracting the (i) Closing Working

          Capital from (ii) the Initial Working Capital. If the Purchase Price
          Adjustment is positive, the Purchase Price Adjustment shall be paid by wire transfer by Seller to an account specified by Buyer. If the
          Purchase Price Adjustment is negative, the difference between the
          Closing Working Capital and the Initial Working Capital shall be paid by wire transfer by Buyer to an account specified by Seller. Payment of the Purchase Price Adjustment, whether by Buyer or Seller, shall be made without interest. Within three (3) Business Days after the calculation of the Closing Working Capital becomes binding and conclusive on the parties, Seller or Buyer, as the case may be, shall make the wire transfer payment provided for in this Section 2.03.

                    (b) Buyer shall deliver its determination of the Closing
          Working Capital to Seller as soon as practicable after the date which is ninety (90) days following the Closing Date, but in no event later than the date which is one hundred five (105) days after the Closing
          Date.

                    (c) If within ten (10) days following delivery of the
          Closing Working Capital calculation Seller has not given Buyer written notice of its objection as to the Closing Working Capital calculation
          (which notice shall state the basis of Seller's objection), then the
          Closing Working Capital calculated by Buyer shall be binding and conclusive on the parties and be used in computing the Purchase Price
          Adjustment.

                    (d) If Seller duly gives Buyer such notice of objection, and if Seller and Buyer fail to resolve the issues outstanding with respect to the Closing Working Capital within thirty (30) days of
          Buyer's receipt of Seller's objection notice, Seller and Buyer shall submit the issues remaining in dispute to a firm of independent public accountants acceptable to Buyer and Seller (the "INDEPENDENT
          ACCOUNTANTS") for resolution of the issues that remain outstanding with respect to the calculation of Closing Working Capital applying the principles, policies and practices referred to in this Section
          2.03 or in the definitions of terms used herein. If issues are submitted to the Independent Accountants for resolution, (i) Seller and Buyer shall furnish or cause to be furnished to the Independent
          Accountants such work papers and other documents and information relating to the disputed issues as the Independent Accountants may request and are available to that party or its agents and shall be afforded the opportunity to present to the Independent Accountants any material relating to the disputed issues and to discuss the issues with the Independent Accountants; and (ii) the determination by the
          Independent Accountants of the issues that remain outstanding with respect to the calculation of Closing Working Capital, as set forth in a notice to be delivered to both Seller and Buyer within sixty (60)
          days of the submission to the Independent Accountants of the issues remaining in dispute, shall be final, binding and conclusive on the parties and shall be used in computing the Purchase Price Adjustment.

                    (e) The fees and expenses of the Independent Accountants
          incurred in the resolution of any items in dispute shall be determined by the Independent Accountants and set forth in their notice and shall be allocated and paid by Buyer and Seller in inverse proportion to the extent they prevailed on the items in dispute.

                                       10

                    (f) If Buyer reconveys to Seller any Account Receivable
          pursuant to Section 8.02(b), such reconveyed Accounts Receivable shall thereafter be treated as an Excluded Asset.

                                   ARTICLE III

                              DELIVERIES AT CLOSING

          3.01 Seller's Deliveries. Seller shall deliver to Buyer each of the following at the Closing:

                  (a) A certificate of the chief executive officer, the chief financial officer or the chief operating officer of Seller in the form set forth in EXHIBIT B attached hereto, dated the Closing Date;

                  (b) The Bill of Sale, duly executed by Seller;

                  (c) An Assignment and Assumption Agreement, duly executed by
          Seller, substantially in the form of EXHIBIT C attached hereto (the
          "ASSIGNMENT AND ASSUMPTION AGREEMENT");

                  (d) A Noncompetition Agreement, duly executed by Seller,
          substantially in the form of EXHIBIT D attached hereto (the
          "NONCOMPETITION AGREEMENT");

                  (e) A copy of each consent listed on the Authorization
          Schedule attached hereto;

                  (f) An opinion, dated the Closing Date, of James D. Houston,
          Esq., counsel to Seller, substantially in the form of EXHIBIT E attached hereto;

                  (g) A Transition Agreement, duly executed by Seller,
          substantially in the form of EXHIBIT F attached hereto (the
          "TRANSITION AGREEMENT");

                  (h) Such documents as may be necessary to evidence the
          transfer of ownership of the bank account referred to in Section
          2.01(a)(viii);

                  (i) Copies of such consents necessary for the assignment of the Assigned Contracts as may be requested by Buyer; and

                  (j) All documents that Buyer may reasonably request relating to the existence of Seller and the authority and legal capacity of
          Seller to enter into this Agreement and each of the other Transaction
          Documents to which it is a party, all in form and substance reasonably satisfactory to Buyer.

          3.02 Buyer's Deliveries. Buyer shall deliver to Seller each of the following at the Closing:

                                       11

                  (a) A certificate of the chief executive officer, the chief financial officer or the chief operating officer of Buyer in the form set forth in EXHIBIT G attached hereto, dated the Closing Date;

                  (b) The Assignment and Assumption Agreement, duly executed by
          Buyer;

                  (c) The Noncompetition Agreement, duly executed by Buyer;

                  (d) The Transition Agreement, duly executed by Buyer; and

                  (e) All documents that Seller may reasonably request relating to the existence of Buyer and the authority and legal capacity of
          Buyer to enter into this Agreement and each of the other Transaction
          Documents to which it is a party, all in form and substance reasonably satisfactory to Seller.

                                   ARTICLE IV

                     SELLER'S REPRESENTATIONS AND WARRANTIES

          As a material inducement to Buyer to enter into this Agreement and to consummate the transactions contemplated herein, Seller hereby represents and warrants to Buyer, which representations and warranties shall be true and correct on the date hereof and as of the date of the Closing, as follows:

          4.01 Organization, Qualification and Authority. Seller is a
corporation duly organized and validly existing in its state of organization and is in good standing and qualified to do business in all jurisdictions where
Seller conducts business except where such failure to be in good standing would not have an adverse affect on the Business or the Assets. Seller has full power and authority to own, lease and operate its facilities and assets as presently owned, leased and operated and to carry on the Business as it is now being conducted.

          4.02 Board Authorization. The Board of Directors of Seller duly authorized the execution, delivery and performance of this Agreement and any and all of the other Transaction Documents to which Seller is or will be a party. No approval is required of the shareholders of Seller for the execution, delivery and performance of this Agreement, and no other corporate proceedings on the part of Seller are necessary to authorize the execution, delivery or performance by Seller of this Agreement and the other Transaction Documents to which Seller is or will be a party which has not already been obtained. The individuals executing this Agreement and all of the other Transaction Documents to which
Seller is or will be a party on behalf of and in the name of Seller are duly authorized and empowered to so act.

          4.03 Legality and Enforceability. This Agreement has been duly executed and delivered by Seller and is the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms.

                                       12

          4.04 Litigation. There is no pending or, to the best of Seller's
Knowledge, threatened legal action relating to the transactions contemplated herein or generally to the Business or the Assets. Seller is not a party to any pending action, nor is Seller in receipt of any inquiry, notice, citation, investigation or complaint from any Governmental Entity or third party that would affect Seller's ability to perform its obligations under this Agreement or that would adversely affect the Business or Assets.

          4.05 Consents and Approvals. Except as set forth on the Authorization
Schedule attached hereto, the execution and delivery of this Agreement and the other Transaction Documents by Seller does not, and the consummation of the transactions contemplated herein and therein and compliance with the terms hereof and thereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of consent, approval, termination, cancellation or acceleration of any obligation or to loss of a benefit under, or to any increased, additional, accelerated or guaranteed rights or entitlement of any Person under, or result in the creation of any lien on the properties or assets of Seller under, any provision of (i) the certificate of incorporation or by-laws of Seller, (ii) any
Contract, (iii) any Governmental Authorization held by Seller or (iv) any judgment, order or decree or statute, law, or Legal Requirement applicable to
Seller or its properties or assets, including the Assets. Except as set forth on the Authorization Schedule attached hereto, no permit, consent, approval, license, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required to be obtained or made in connection with
(a) the execution, delivery or performance of this Agreement by Seller or the consummation by Seller of any of the transactions contemplated herein or (b) the conduct by Buyer of the Business following the Closing as conducted on the date hereof (other than as required by some characteristic of Buyer).

          4.06 Material Contracts and Commitments. The General Contracts
Schedule attached hereto contains a list of all Material Contracts. Except as noted in the General Contracts Schedule attached hereto, each of the Material
Contracts is valid and in full force and effect; each is a legal, valid and binding contract; and to the best of Seller's Knowledge, there has been no threatened cancellation thereof or outstanding disputes thereunder. Seller has performed all material obligations to be performed by it under the Material
Contracts. Each of the Material Contracts will continue to be binding in accordance with its terms and inure to the benefit of Buyer after consummation of the transactions contemplated herein (except to the extent that the General
Contracts Schedule attached hereto states that a consent to assignment is required for such contract and such consent is not obtained). There is no default (or an event which, with the giving of notice or lapse of time or both would be a default) by Seller under any Material Contract; and there is no pending or, to the best of Seller's Knowledge, threatened, bankruptcy, insolvency or similar proceeding with respect to any other party to the Material
Contracts. There are no Material Contracts to which Seller is a party that could reasonably be anticipated to have a material adverse effect on the value of the
Business or the Assets.

          4.07 Financial Information. Attached as part of the Financial
Information Schedule are income statements for the Business for the fiscal years ended September 30, 2002, September 30, 2003, September 30, 2004, and September
30, 2005 and balance sheets for the Business as of September 30, 2003, September
30, 2004, September 30, 2005 and December 31, 2005 and related notes regarding the allocation of corporate expenses, together with the Interim Balance

                                       13

Sheet (collectively, the "SELLER FINANCIAL INFORMATION"). The Seller Financial
Information is accurate and complete in all material respects and presents fairly the position of the Business as of the dates thereof and the results of operations of the Business for the period covered thereby in accordance with
GAAP. The revenues and expenses contained in the segment reporting of Seller's public filings are recorded in accordance with GAAP. Since September 30, 2005, the Business has been conducted in the ordinary course and in substantially the same manner as conducted prior to such date and Seller has made reasonable efforts consistent with past practices to preserve the relationships of Seller with its customers and suppliers and others with whom Seller deals. There are no material liabilities or obligations of Seller, including, without limitation, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, interest, penalty, cost, expense, obligation or responsibility, either accrued, absolute, contingent, known, unknown or otherwise except as disclosed in the Financial Information.

          4.08 Customers; Accounts. The Customer Schedule attached hereto lists all of the Customers, the annualized billing of such Customers and the services being performed for the Customer, or on the Customer's behalf. Except as set forth on the Customer Schedule attached hereto, none of the Customers has advised Seller in writing or orally that it plans to terminate Seller's services. Since September 30, 2005, there has not been any adverse change in the business relationships of Seller (with respect to the Business) with Customers.

          4.09 Account Agreements. Except as reflected in the Customer Schedule with respect to current pricing, Seller has not entered into any written
Contract with any Customer other than a Contract in substantially the form of one of the forms set forth on the Accounts Schedule (the "Account Agreements").
Seller has not entered into any other type of written contract or agreement with
Customers that is materially different than the Account Agreements. No oral
Contract with a Customer (a "Customer Account") creates a burden or obligation on Seller other than for the provision of payroll services in the ordinary course of Seller's business on terms substantially similar to the Account
Agreements (except as reflected in the Customer Schedule with respect to current pricing) and each such Customer Account may be terminated by Seller on not more than thirty (30) days notice. Seller is not presently rendering services to any
Customer other than pursuant to an Account Agreement or Customer Account. Each
Account Agreement and Customer Account is valid, is not in material breach, is in full force and effect and is validly assignable to Buyer (whether in full force and effect or not) without the consent of any other party. There are no oral or written agreements or representations entered into by Seller or made by
Seller that amend any Account Agreement, other than those identified on the
Accounts Schedule attached hereto.

          4.10 Ownership of Assets. Seller either owns the Assets or leases them pursuant to a Material Contract. Except as set forth on the Equipment and Fixed
Assets Schedule attached hereto, Seller has good title to all of the Assets owned by it, including furniture and equipment, fixed assets, and all contract rights and intangible assets, and good and valid lease rights in all of the
Assets leased by it, in each case free and clear of mortgages, security interests, liens, defects, charges, encumbrances, restrictions and rights of third parties. Except as set forth on the Equipment and Fixed Assets Schedule attached hereto, the Assets are sufficient for the continued conduct of the
Business after the Closing in substantially the same manner as conducted prior to the Closing.

                                       14

          4.11 Marketable Title. Except as set forth on the Equipment and Fixed
Assets Schedule attached hereto, Seller has good, valid and marketable title to the Assets owned by it, free and clear of all security interests, demands, liens, claims, or encumbrances of any nature or kind whatsoever. There exist no facts or set of circumstances which would prevent Seller from performing under this Agreement, or which would prevent or render Seller unable to deliver good and marketable title to the Assets.

          4.12 Condition of Assets. Except as explicitly excluded on the
Equipment and Fixed Assets Schedule attached hereto, and to the best of Seller's
Knowledge, all of the Assets are in good working order and condition, ordinary wear and tear excluded, and have been maintained in accordance with practices prevailing in the industry. To the best of Seller's Knowledge, in no case have any of the Assets been installed in a manner which was in material violation of any applicable Legal Requirement or Contract when installed.

          4.13 Intellectual Property. Seller owns or has the right to use all
Intellectual Property used in connection with the Business (either currently or at any time in the past 12 months), all of which (other than "off-the-shelf"
software generally commercially available for a cost of less than $1,500 for a perpetual license) is identified on the Intellectual Property Schedule attached hereto, and following the Closing, Buyer will own or be able to use all such
Intellectual Property on the identical terms and conditions as Seller owned or used such items prior to the Closing, subject to the receipt of any third party consents identified on the Intellectual Property Schedule attached hereto as being necessary for the valid transfer of such Intellectual Property. The
Intellectual Property Schedule attached hereto specifically distinguishes the
Intellectual Property that is owned by Seller ("SELLER'S INTELLECTUAL PROPERTY")
from the Intellectual Property that is used by Seller, but owned by a third party. Seller developed the Program using third-party software development tools and Seller has the right to use and transfer the Program.

                  (a) Each employee of Seller who created any of Seller's
          Intellectual Property and each independent contractor engaged by
          Seller who created any of Seller's Intellectual Property has assigned to Seller all of such employee's or contractor's right, title and interest in such Intellectual Property. No other Person (other than licensors of "off-the-shelf" software that is generally commercially available for a cost of less than $1,500 for a perpetual license, licensors of Intellectual Property under the agreements disclosed pursuant to paragraph (c) below and non-exclusive licensees of
          Seller's Intellectual Property identified pursuant to paragraph (e)
          below) has any rights to any of the Intellectual Property owned or used by Seller, and, to Seller's Knowledge, no other Person is infringing, violating or misappropriating any of the Intellectual
          Property that Seller owns or has an exclusive license to use or that is otherwise material to the Business.

                  (b) None of the activities or Business conducted by Seller and none of the Intellectual Property owned or used by Seller (other than
          "off-the-shelf" software generally commercially available for a cost of less than $1,500 for a perpetual license) infringes, violates or constitutes a misappropriation of (or in the past infringed, violated or constituted a misappropriation of) any Intellectual Property of any other Person. Seller

                                       15

          has not received any written complaint, claim or notice alleging any such infringement, violation or misappropriation. Seller has obtained all necessary rights to use, including without limitation the right to use on the relevant computer system and with the applicable number of
          "seats" and concurrent users, all "off-the-shelf" generally commercially available software used in connection with the Business, and has not received any written complaint, claim or notice alleging that any such software (or its use of any such software) infringes, violates or constitutes a misappropriation of (or in the past infringed, violated or constituted a misappropriation of) any
          Intellectual Property of any other Person.

                  (c) Except as set forth on the Intellectual Property Schedule attached hereto, Seller has no agreements with any Person pursuant to which Seller obtains rights to Intellectual Property material to the
          Business (other than software that is generally commercially available for a cost of less than $1,500 for a perpetual license) that is owned by a Person other than Seller. Other than as identified on the
          Intellectual Property Schedule attached hereto, Seller is not obligated to pay any royalties or other compensation to any third party in respect of its ownership, use or license of any of its
          Intellectual Property.

                  (d) Seller has taken reasonable precautions (i) to protect its rights in its Intellectual Property and (ii) to maintain the confidentiality of its trade secrets, know-how and other confidential
          Intellectual Property, and to Seller's Knowledge, there have been no acts or omissions by the officers, directors, employees and agents of
          Seller, the result of which would be to materially compromise the rights of Seller to apply for or enforce appropriate legal protection of Seller's Intellectual Property.

                  (e) Except as set forth on the Intellectual Property Schedule attached hereto, Seller has not granted any Person any permission, right or license to use, distribute, assign, license or sublicense any
          Intellectual Property.

          4.14 Licensure; Compliance with Laws, Regulations and Court Orders.
The Licenses Schedule attached hereto sets forth all of the Governmental
Authorizations, certificates, franchises, accreditations, registrations, or permits relating to the Business. There is not any outstanding or, to the best of Seller's Knowledge, threatened order, writ, injunction or decree of any court, Governmental Entity or arbitration tribunal against or affecting the
Business or the Assets. Seller is in compliance with all applicable federal, state and local laws, Governmental Authorizations, Legal Requirements and administrative orders except where such non-compliance is not reasonably anticipated to have an adverse effect on the Business or the Assets, and Seller has not received any notices of alleged violations thereof, except as disclosed in the Licenses Schedule attached hereto. To the best of Seller's Knowledge, no
Governmental Entity is currently conducting proceedings against Seller or any employee of Seller with respect to the Business, and no such investigation or proceeding is pending or being threatened.

          4.15 Insurance. Seller has in effect and has continuously maintained insurance coverage on an "occurrence" basis for its operations, personnel, employees and Assets. Seller is aware that it is required to have in full force and effect a policy of general liability, worker's

                                       16

comp, errors and omissions, and any other applicable insurance. Seller has had such insurance coverage in full force and effect for at least the immediately preceding two (2) year period. The Insurance Schedule attached hereto lists each insurance policy maintained by Seller with respect to the Assets or the Business and the type and extent of coverage afforded thereby. All such policies are in full force and effect, all premiums due and payable thereon have been paid, and no notice of cancellation or termination has been received by Seller with respect to any such policy which has not been replaced on substantially similar terms prior to the date of such cancellation. To the Knowledge of Seller, the activities and operations of Seller have been conducted in a manner so as to conform in all material respects to all applicable provisions of such insurance policies. In the event any insurance lapses prior to the Closing Date, Seller assumes all liability for any and all claims that would have been covered but for any insurance lapses.

          4.16 Brokerage. There are no claims for brokerage commissions, finders', investment banker or financial advisor fees or similar compensation in connection with the transactions contemplated in this Agreement based on any arrangement or agreement made by or on behalf of Seller or any of its
Affiliates, other than fees payable to SunTrust Robinson Humphrey (which shall be paid by Seller and for which Buyer shall have no responsibility).

          4.17 Environmental Compliance. To the Knowledge of Seller, there has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by Seller or, to the best of Seller's Knowledge, Seller's predecessors in interest at, upon or from any location leased by Seller in violation of any applicable law, Legal Requirement, order, judgment, decree or permit or which would require remedial action under any applicable law, Legal
Requirement order, judgment, decree or permit; and, to the Knowledge of Seller, there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by Seller or, to the best of Seller's Knowledge, Seller's predecessors in interest. The terms
"HAZARDOUS WASTES," "TOXIC WASTES," "HAZARDOUS SUBSTANCES" and "MEDICAL WASTES"
shall have the meanings specified in any applicable local, state, Federal and foreign laws or regulations with respect to environmental protection.

          4.18    Scheduled Employees.

                  (a) Except as described on the Scheduled Employees Schedule attached hereto, no Contract that provides current or future benefits to any employee listed on such schedule (a "SCHEDULED EMPLOYEE")
          provides or is required to provide, now or in the future, health, medical, dental, accident, disability, death or survivor benefits to or in respect of any Person beyond termination of employment, except to the extent required under any state insurance law or under Part 6 of Subtitle B of Title I of ERISA and under Section 4980(B) of the
          Code.

                  (b) To the best of Seller's Knowledge, as of the Closing Date, no Scheduled Employee intends (i) to terminate his or her employment with Seller (except in order to accept employment with Buyer) or (ii)
          not to accept employment with Buyer.

                                       17

                  (c) Except as described in the Scheduled Employees Schedule attached hereto, the consummation of the transactions contemplated in this Agreement will not (i) entitle any employee of Seller to severance pay or termination benefits for which Buyer may be liable,
          (ii) accelerate the time of payment or vesting, or increase the amount of compensation due to any such employee (or any former employee of
          Seller) for which Buyer or any of its Affiliates may be liable or
          (iii) obligate Buyer or any of its Affiliates to pay or otherwise be liable for any compensation, vacation days, pension contribution or other benefits to any employee, consultant or agent of Seller for periods before the Closing Date or for personnel whom Buyer or any of its Affiliates does not actually employ.

                  (d) The Scheduled Employees Schedule attached hereto includes, for each employee listed thereon, that employee's original date of hire with Seller and current rate of base compensation.

          4.19 Tax Matters. Seller has timely filed with the appropriate Taxing
Authorities all federal Tax Returns, all state Tax Returns for each of the states of the United States wherein such filing is required and all other material Tax Returns which, in each case, are required to be filed that relate to the Business, which Tax Returns properly reflect the Taxes payable for the periods covered thereby. All such Tax Returns are true, correct and complete in all material respects. Seller has duly paid, or will timely pay, to the appropriate Taxing Authorities all Taxes which are required to be paid that relate to the Business, including all sales Taxes, gross receipts Taxes and
Taxes withheld from employees' wages and all other Taxes due or claimed to be due by a Taxing Authority for all taxable periods ending on or prior to the
Closing Date, except to the extent such Taxes are being contested in good faith by appropriate proceedings.

          4.20 Proprietary Software and Program. Seller owns or has the right to use the Proprietary Software including the Program. No proprietary rights in any
Proprietary Software have been transferred, whether by sale, assignment or license (except for permission granted, in the ordinary course of business, to customers of Seller to use Proprietary Software), or have been lost. Seller has preserved the confidentiality of the source code for all Proprietary Software, including the Program, and such source code has not been disclosed to any Person
(other than to employees of Seller in connection with the performance of their duties to Seller). The rights of Seller in the Proprietary Software, including the Program, are free and clear of any Liens except for (i) Liens relating to current Taxes not yet due and payable and (ii) Liens which do not materially interfere, individually or in the aggregate, with the continued use and operation of such Proprietary Software, including the Program. No claims are pending, or, to the Knowledge of Seller, threatened against Seller relating to violation of trade secret rights, copyrights or other proprietary rights with respect to any of the Proprietary Software. The Proprietary Software, including the Program, is the most recent versions of the programs constituting the
Proprietary Software. The Proprietary Software, including the Program, conform substantially to the functional and operational specifications set forth in the respective user manuals and other documentation for such software.

                                       18

          4.21 Transactions with Affiliates. Except as set forth on the Related
Party Transaction Schedule attached hereto, none of (i) Seller or any of its
Affiliates, (ii) to the Knowledge of Seller, any director or officer of Seller or (iii) to the Knowledge of Seller, any Person with a relationship not more remote than first cousin of any Person specified in clause (ii), is presently, or during the 12-month period ending on the date hereof has been, a party to any transactions with Seller relating primarily to the Business (including any
Contract relating primarily to the Business and providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring payments to, Seller or any such Affiliate, director, officer or shareholder or relative).

          4.22 Disclosure. No representation made herein by Seller, contains any untrue statement of a material fact or omits to state a material fact necessary to make these statements not misleading.

          4.23 Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT,
SELLER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN
EQUITY, IN RESPECT OF THE BUSINESS, THE ASSETS OR ANY OTHER ASPECT OF THE
BUSINESS, THE ASSETS, LIABILITIES OR OPERATIONS, AND ANY SUCH OTHER
REPRESENTATIONS OR WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED.

                                    ARTICLE V

                      BUYER REPRESENTATIONS AND WARRANTIES

                  As a material inducement to Seller to enter into this
Agreement and to consummate the transactions contemplated herein, Buyer hereby represents and warrants to Seller, which representations and warranties shall be true and correct on the date hereof and as of the date of the Closing, as follows:

          5.01 Organization and Corporate Power. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of
Florida, with all requisite corporate power and authority to enter into this
Agreement and the other Transaction Documents to which it is or will be a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated herein and therein.

          5.02 Authorization; Valid and Binding Agreement. The authorization, execution, delivery and performance of this Agreement and the other Transaction
Documents by Buyer, and the consummation of the transactions contemplated herein and therein have been duly and validly authorized by all corporate acts and other proceedings required to be taken on the part of Buyer and no other corporate proceedings on its part are necessary to authorize the execution, delivery or performance by Buyer of this Agreement or the other Transaction
Documents. Each of this Agreement, and the other Transaction Documents has been, or when executed will be, duly executed and delivered by Buyer and constitute a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

                                       19

          5.03 No Breach. The execution and delivery of this Agreement and the other Transaction Documents by Buyer do not, and the consummation of the transactions contemplated herein and therein and compliance with the terms hereof and thereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of consent, approval, termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or to any increased, additional, accelerated or guaranteed rights or entitlement of any Person under, or result in the creation of any Lien on the properties or assets of Buyer under, any provision of (i) the Articles of Incorporation or bylaws of Buyer,
(ii) any Contract to which Buyer is a party or by which any of its properties or assets are bound, (iii) any license, franchise, permit or similar authorization held by Buyer or (iv) any judgment, order or decree, or statute, law, or Legal
Requirement applicable to Buyer or its properties or assets.

          5.04 Governmental Consents. Except as set forth on the Governmental
Consents Schedule attached hereto, no permit, consent, approval, Governmental
Authorization, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required to be obtained or made in connection with the execution, delivery or performance of this Agreement by Buyer or the consummation by Buyer of any of the transactions contemplated herein.

          5.05 Brokerage. There are no claims for brokerage commissions, finders', investment banker or financial advisor fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Buyer or any of its Affiliates.

                                   ARTICLE VI

                      CONDUCT OF BUSINESS PRIOR TO CLOSING.

          From and after September 30, 2005 and until the Closing Date, Seller shall have conducted, and Seller agrees that it will conduct, the affairs of the
Business as follows:

          6.01 Ordinary Course. The Business shall have been and shall be conducted only in the ordinary course consistent with past practice. Seller has maintained and shall maintain the Business, and the property, equipment and other assets associated therewith consistent with past practice and all applicable Legal Requirements. Seller has complied and shall comply in a timely fashion with the provisions of all General Contracts and commitments. Seller shall pay or otherwise satisfy in the ordinary course of business consistent with its past practices all of the liabilities and obligations associated with the Business and shall collect its Accounts Receivable only in the ordinary course of business consistent with its past practices. Seller has used and shall use commercially reasonable efforts to keep the Business intact, keep available the services of the present employees of the Business and preserve the goodwill of the suppliers, customers and others having relations with the Business.
Seller has maintained and shall maintain in full force and effect its policies of insurance disclosed on the Insurance Schedule attached hereto. As soon as practicable after the date of this Agreement, Seller shall make all filings required under Legal Requirements to be made by it, and seek all consents to be obtained by it, in order to carry out its

                                       20

obligations under this Agreement and the other Transaction Documents. Seller shall cooperate with Buyer in obtaining any Governmental Authorization required by Buyer to own and operate the Business from and after the Closing Date.

          6.02 Negative Covenants. The Company shall not have:

                  (a) Entered into any Contract relating to the Business except
          (i) those made in the ordinary course of business, the terms of which are consistent with past practice, or (ii) with the consent of Buyer, which consent shall not be unreasonably withheld or delayed;

                  (b) Failed to pay any Tax or any other liability or charge when due, other than liabilities contested in good faith by appropriate proceedings;

                  (c) Incurred any debt, liability or obligation with respect to the Business, other than current liabilities incurred in the ordinary and usual course of business or pay any debt, liability or obligation of any kind other than current liabilities and current maturities of long term debt;

                  (d) Mortgaged, pledged or otherwise encumbered or directly or indirectly transferred, or transferred any interest it holds in, any of the Assets;

                  (e) Sold, leased, transferred or disposed of any of the
          properties or assets associated with the Business;

                  (f) Taken any action or omitted to take any action that caused or will cause a breach or termination of any of Seller's Governmental
          Authorizations or General Contracts, other than termination by fulfillment of the terms thereunder;

                  (g) Made, changed or revoked any Tax election or made any
          agreement or settlement with any taxing authority relating to the
          Business;

                  (h) Changed any employee's salary, wage, benefits or bonus, or increased the number of employees assigned to the Business except with the written approval of Buyer;

                  (i) Made, or permitted to be made, any distribution, transfer, payment or allocation from the Business to Seller or any of its
          Affiliates except in the ordinary course of business consistent with its past practices; or

                  (j) Entered into any Contract to do any of the things
          described in clauses (a) through (i).

          6.03 Access. Seller shall provide Buyer reasonable access during normal business hours to all of the properties, books, Contracts, commitments, records, officers, personnel and accountants of the Business (including independent public accountants and their audit work papers concerning the
Company) and shall furnish all such documents and copies of documents

                                       21

and all information with respect to the properties, liabilities and affairs of the Business as Buyer may reasonably request. Such information shall be subject to the Confidentiality Agreement.

          6.04 Notice of Breaches, Supplemental Schedules. Between the date of this Agreement and the Closing, Seller shall promptly notify Buyer in writing if it becomes aware of (a) any fact or condition that causes or constitutes a breach of any of Seller's representations and warranties made as of the date of this Agreement or (b) the occurrence after the date of this Agreement of any fact or condition that would or be reasonably likely to (except as expressly contemplated in this Agreement) cause or constitute a breach of any such representation or warranty had that representation or warranty been made as of the time of the occurrence of, or Seller's discovery of, such fact or condition.
Should any such fact or condition require any change to any of the schedules attached hereto, Seller shall promptly deliver to Buyer a supplement to the affected schedule specifying such change. Such delivery shall not affect any rights of Buyer under Sections 7.01(a) and 10.01(a). During the same period,
Seller shall promptly notify Buyer of the occurrence of any breach of any covenant of Seller in this Article VI or of the occurrence of any event that may make the satisfaction of the conditions in Article VII impossible or unlikely.

          6.05 No Solicitation of Proposals. Until such time as this Agreement shall be terminated pursuant to Section 10.01, Seller shall not directly or indirectly, or through any other Person, solicit, initiate, encourage or entertain any inquiries or proposals from, discuss or negotiate with, provide any nonpublic information to or consider the merits of any inquiries or proposals from any Person (other than Buyer) relating to any business combination or acquisition involving the Business, including the sale of
Seller's stock, the merger or consolidation of Seller or the sale of Seller's business or any of the Assets other than in the ordinary course of business
(each, a "PROPOSAL"). Seller shall notify Buyer of any such Proposal within twenty-four (24) hours of receipt or awareness of the same by Seller and shall provide Buyer with the identity of any Person making such Proposal and copies of any written correspondence, together with any information Buyer may reasonably request, regarding the terms and conditions of any such Proposal.

          6.06 Best Efforts. Seller shall use its best efforts to cause the conditions in Article VII to be satisfied.

                                   ARTICLE VII

                             CONDITIONS TO CLOSING.

          7.01 Conditions to Obligations of Buyer. The obligations of Buyer to purchase the Assets at the Closing is subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

                   (a) The representations and warranties made by Seller shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made as of the
          Closing Date, and Seller shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date. The representations and warranties made by
          Seller in this Agreement

                                       22

          shall have been true and correct in all material respects as of the date hereof, and there shall have been no material adverse change in the business or prospects of the Business since September 30, 2005.

                   (b) Seller shall have obtained any and all consents,
          Governmental Authorizations and waivers necessary for consummation of the transactions contemplated in this Agreement and the other
          Transaction Documents. The Assets shall be free and clear of all Liens other than the Assigned Contracts.

                   (c) There shall not have been commenced or threatened any
          proceeding (i) involving any challenge to, or seeking relief (monetary or otherwise) in connection with any of the transactions contemplated herein, or (ii) that may have the effect of preventing, delaying, making illegal, imposing limitations or conditions or otherwise interfering with any of the transactions contemplated herein. Neither the consummation nor the performance of any of the transactions contemplated herein shall directly or indirectly (with or without the lapse of time), contravene or conflict with, or result in a violation of, or cause Buyer to suffer any adverse consequence under any Legal
          Requirement, whether existing or proposed.

                   (d) Each of Kathleen Charles, Laurie Nadeau and Steve Levine
          shall have agreed to enter into employment and noncompetition agreements with Buyer in form and substance satisfactory to Buyer, and
          Seller shall have entered into a noncompetition, nonsolicitation and confidentiality agreement with Larry Braude upon terms satisfactory to
          Buyer.

                   (e) Buyer shall have entered into an agreement with Ceridian
          Inc. providing for the transition to it, or vendors of its choice, of
          Customers who receive services from Ceridian and the termination of all agreements with Ceridian included in the Assigned Contracts in form and substance satisfactory to Buyer.

                   (f) Seller shall have, effective the Closing Date, terminated
          (i) the Agreement dated August, 2005 between Seller and Patterson
          Smith Associates (the "PSA AGREEMENT"), and (ii) the Marketing Partner
          Agreement dated February 1, 2004 with Directo, Inc. (the "DIRECTO
          AGREEMENT").

          7.02 Conditions to Obligations of Seller. Seller's obligation to sell and transfer the Assets at the Closing Date is subject to the satisfaction, on or prior to such Closing, of the following conditions:

                   (a) The representations and warranties made by Buyer shall be true and correct at the date of the Closing, with the same force and effect as if they had been made on and as of said date.

                   (b) Buyer shall have performed and complied with all
          agreements and conditions herein required to be performed or complied with by it on or before the Closing Date.

                                       23

                                  ARTICLE VIII

                             POST-CLOSING COVENANTS

          8.01 Seller's Covenants.

                   (a) Seller agrees that it shall handle and pay over, or cause to be handled and paid over, to the appropriate parties in a manner consistent with Seller's past business practices all amounts received from Customers prior to Closing and withheld from payroll payments made to employees of such Customers prior to Closing, or otherwise held, in order to pay workers' compensation or other insurance premiums or to fund contributions (whether on behalf of employer or employee) to 401(k) or other similar investment plans.

                   (b) Seller will cooperate with, and provide all information reasonably requested by, the firm of public accountants retained by
          Buyer in connection with the audit of the financial statements of the
          Business for Buyer's current fiscal year (and prior years in connection therewith), including such portion of said period during which the Business was owned and operated by Seller.

          8.02 Buyer's Covenants.

                  (a) Buyer agrees (i) in the case of Excluded Assets received or held by it that constitute cash, promptly to pay to Seller such
          Excluded Asset or proceeds and (ii) in the case of other Excluded
          Assets received or held by it promptly to make available for delivery to Seller such Excluded Asset, together with any endorsements necessary to reflect Seller's ownership interests therein.

                  (b) Buyer agrees that for a period of ninety (90) days
          following the Closing, it will collect all accounts receivable owed by
          Customers, which accounts are included in the Assets, using collection efforts consistent with Buyer's own collection procedures and practices for its own accounts receivable. Nothing in the preceding sentence shall, however, be construed to permit Buyer to forgive any portion of any amount owed under any account receivable that constitutes an Excluded Asset in excess of ten percent (10%) of the total amount owed under such account receivable, without the prior written consent of Seller. Buyer agrees that all amounts received from
          Customers will be applied to accounts receivable in accordance with the invoice numbers indicated with such payments, or, if none, in chronological order by date of invoice. Following the ninety (90) day period referred to in this Section 8.02(b), Buyer may, but shall not be required to, reconvey any Account Receivable that remains outstanding to Seller and thereafter shall have no further obligation to collect such accounts and Seller may collect such reconveyed accounts receivable consistent with Seller's past collection procedures and practices.

                                       24

                  (c) Buyer agrees that it shall use reasonable efforts to
          preserve the Records for a period of two years after the Closing Date at Buyer's expense. Until the second anniversary of the Closing Date
          Buyer shall provide to Seller or its designee reasonable access to the
          Records at such times as the Records are available to Buyer. Seller shall pay any access charges or other third-party fees incurred in connection with Seller's access to the Records.

                                   ARTICLE IX

                          SURVIVAL AND INDEMNIFICATION

          9.01 Survival. All of the representations and warranties contained in this Agreement and in any certificate delivered pursuant hereto shall survive the Closing for purposes of Section 9.02 and shall survive until the close of business on the second anniversary of the Closing Date, provided, however, that
(i) the representations and warranties set forth in Sections 4.01, 4.02, 4.10,
4.11, 4.16 and 4.19 and (ii) in the case of fraud, intentional misrepresentation or intentional breach, any representation or warranty, shall survive until the expiration of the relevant statute of limitations (taking into account any extensions thereof) or 30 days after the expiration of the relevant statute of limitations (taking into account any extension thereof) for third party claims made within 30 days prior to the expiration of the relevant statute of limitations (taking into account any extensions thereof). The right to indemnification, reimbursement or other remedy based upon such representations, warranties, covenants and obligations shall not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with any such representation, warranty, covenant or obligation.

          9.02 Indemnification.

                  (a) Seller shall indemnify Buyer and its officers, directors, shareholders and Affiliates against and hold them harmless from any loss, liability, claim, damage, expense, action, suit, proceeding, demand, judgment or cost (including reasonable legal fees and expenses) ("LOSSES") suffered or incurred by any such indemnified party arising from or relating to (i) any breach of any representation or warranty of Seller contained in this Agreement, (ii) any breach of any covenant of Seller contained in this Agreement or any of the other
          Transaction Documents, (iii) the conduct of the Business by Seller before the Closing Date, (iv) except for the Assumed Liabilities, any and all liabilities or obligations of Seller, (v) the failure of
          Seller to comply with any bulk sales laws or any state or local tax laws applicable to Seller in connection with the transactions contemplated in this Agreement or in any of the other Transaction
          Documents, and (vi) any and all Retained Liabilities.

                  (b) Buyer shall indemnify Seller and its respective officers, directors, shareholders and Affiliates against and hold them harmless from any Losses suffered or incurred by any such indemnified party arising from or relating to (i) any breach of any representation or warranty of Buyer contained in this Agreement, (ii) any breach of any

                                       25

          covenant of Buyer contained in this Agreement or any of the other
          Transaction Documents, (iii) the conduct of the Business or use of the
          Assets after the Closing Date, (iv) any and all Assumed Liabilities or
          (v) the failure by Buyer to comply with any state or local tax laws applicable to Buyer in connection with the transactions contemplated in this Agreement or in any of the other Transaction Documents.

                  (c) Except as provided below, Seller shall not have any
          liability under Section 9.02(a) unless the aggregate of all Losses relating thereto for which Seller would, but for this Section 9.02(c), be liable exceeds Fifty Thousand Dollars ($50,000), in which case
          Buyer shall be entitled to all such Losses regardless of amount.
          Except as provided below, Buyer shall not have any liability under
          Section 9.02(b) unless the aggregate of all Losses relating thereto for which Buyer would, but for this Section 9.02(c), be liable exceeds
          Fifty Thousand Dollars ($50,000), in which case Seller shall be entitled to all such Losses regardless of amount. The aggregate liability of Seller for indemnification or otherwise under this
          Agreement shall be limited to the Purchase Price and Buyer shall have no other recourse against Seller or their respective Affiliates with respect to such indemnity obligations or otherwise arising under this
          Agreement; provided that this sentence shall in no way affect or limit
          Seller's liability for the Retained Liabilities. The aggregate liability of Buyer for indemnification or otherwise under this
          Agreement shall be limited to the Purchase Price and Seller shall have no other recourse against Buyer or their respective Affiliates with respect to such indemnity obligations or otherwise arising under this
          Agreement; provided that this sentence shall in no way affect or limit
          Buyer's liability for the Assumed Liabilities. Notwithstanding anything herein to the contrary, this Section 9.02(c) shall not apply to claims under Sections 9.02(a)(ii), 9.02(a)(vi), 9.02(b)(ii),
          9.02(b)(iv), or to any matter arising in respect of Sections 4.01,
          4.02, 4.10, 4.11, 4.16 or 4.19, or to any breach of any of Seller's representations and warranties of which Seller had Knowledge at any time prior to the date on which such representation or warranty was made or any intentional breach by Seller of any covenant or obligation and Seller shall be liable for all Losses with respect thereto.

                  (d) The obligations to indemnify and hold harmless any Person
          (i) pursuant to Section 9.02(a)(i) and Section 9.02(b)(i), shall terminate when the applicable representation or warranty terminates pursuant to Section 9.01 and (ii) pursuant to clauses (ii) through
          (vii) of Section 9.02(a) and clauses (ii) through (v) of Section
          9.02(b), shall not terminate; provided, however, that as to clause (i)
          of this Section 9.02(d) such obligations to indemnify and hold harmless shall not terminate with respect to any item as to which the
          Person to be indemnified shall have, before the expiration of the applicable period, previously made a claim by delivering a notice of such claim (stating in reasonable detail the basis of such claim) to the indemnifying party.

                  (e) This Section 9.02 shall in no way affect or limit (x)
          Seller's liability for the Retained Liabilities or (y) Buyer's liability for the Assumed Liabilities. Nothing in this Section 9.02 shall in any way limit the ability of Buyer to defend any claim on the basis that such claim relates to a Retained Liability for which Seller is directly liable or the ability of a Seller to defend any claim on the basis that such claim relates to an Assumed Liability for which
          Buyer is directly liable.

                                       26

                  (f) In case any claim or litigation which might give rise to any indemnification obligation (an "ASSERTED LIABILITY") of a party under this Section 9.02 (each an "INDEMNIFYING PARTY") shall come to the attention of the party seeking indemnification hereunder (the
          "INDEMNIFIED PARTY"), the Indemnified Party shall promptly notify the
          Indemnifying Party in writing of the existence, nature and amount of the potential Loss for which indemnification may be sought. Failure to give such notice shall not prejudice the rights of the Indemnified
          Party, except to the extent that the Indemnifying Party shall have been prejudiced by such failure. With respect to claims or litigation concerning third parties, the Indemnifying Party may assume the defense, on behalf of the Indemnified Party, of any Asserted Liability involving claims which may, in the reasonable judgment of the
          Indemnifying Party, give rise to a Loss in excess of $100,000, if the
          Indemnifying Party acknowledges in writing to the Indemnified Party that such Asserted Liability is subject to indemnification pursuant to this Section 9.02. If the Indemnifying Party shall assume the defense of any such Asserted Liability, it shall be entitled to select and retain counsel and, except as provided in the next sentence, the
          Indemnifying Party shall not be liable for the fees and expenses of any counsel retained by any Indemnified Person in connection with such
          Asserted Liability. In connection with any such Asserted Liability, the defense of which the Indemnifying Party shall have assumed, any
          Indemnified Person shall have the right to participate in such defense and to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, unless the
          Indemnified Party reasonably objects thereto on the ground that counsel for such Indemnifying Party cannot represent both the
          Indemnified Party and the Indemnifying Party because such
          representation would be reasonably likely to result in a conflict of interest or because there may be defenses available to the Indemnified
          Party that are not available to such Indemnifying Party. The
          Indemnifying Party may settle any Asserted Liability only with the written consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed; provided, however, that such consent shall not be required if such settlement (i) provides only for the payment of damages and such damages are paid by the Indemnifying Party and (ii) includes an unconditional release of the Indemnified Party for any Loss arising out of such Asserted Liability. If the
          Indemnified Party has assumed the defense of any Asserted Liability, it shall be entitled to select and retain counsel; provided, however, that unless the Indemnifying Party shall have approved in writing such counsel (such approval not to be unreasonably withheld), the fees and expenses of such counsel shall be borne by the Indemnified Party. If the Indemnified Party has assumed the defense of any Asserted
          Liability, (i) the Indemnifying Party shall have the right to participate in such defense and to retain its own counsel and (ii) the
          Indemnified Party may not settle such Asserted Liability without the written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed.

                  (g) The procedures set forth in this Section 9.02(g) shall apply, and the procedures of Section 9.02(f) shall not apply, to any
          Asserted Liability involving Customer claims (A) which in the reasonable judgment of Buyer, will not give rise to aggregate Losses in excess of $5,000, ( the "SETTLEMENT CAP") and (B) which constitute
          Retained Liabilities (each a "QUALIFIED ASSERTED LIABILITY"). Buyer shall not settle any

                                       27

          Asserted Liability that would have been a Qualified Asserted Liability covered by this Section 9.02(g) but for the fact that such Asserted
          Liability exceeds or would exceed in whole or in part the Settlement
          Cap, without the prior written consent of Seller, which consent shall not be unreasonably withheld or delayed. Upon receipt of such consent,
          Buyer may pay the amount consented to with respect to such Asserted
          Liability and such Asserted Liability shall constitute a Qualified
          Asserted Liability and such payment shall constitute a Pre-authorized
          Settlement for purposes of this Section 9.02(g). Buyer shall assume the defense of each Qualified Asserted Liability and shall be entitled to select and retain counsel in connection therewith. Buyer may settle any Qualified Asserted Liability without the consent of Seller in a manner consistent with Buyer's practices in settling similar claims for their own account, and Seller shall pay the settlement amount in connection with any such settlement; provided that (i) such settlement
          (each a "PRE-AUTHORIZED SETTLEMENT") provides only for the payment of damages and such damages do not exceed the Settlement Cap; and (ii)
          each Pre-authorized Settlement is included on a Monthly Settlement
          Report delivered by Buyer to Seller. Claims to which this Section
          9.02(g) applies shall not be subject to the limitation provided in
          Section 9.02(c). Each Monthly Settlement Report will include an invoice from Buyer for the aggregate amount of all Pre-authorized
          Settlements actually settled in such month. Seller agrees promptly to pay to Buyer the aggregate amount of the Pre-authorized Settlements shown on such invoice (by wire transfer of immediately available funds if such aggregate amount exceeds $10,000 and by check if such amount is $10,000 or less).

                  (h) Upon notice to Seller specifying in reasonable detail the basis therefor, Buyer may give notice of a claim in the amount to which it may be entitled under this Article IX to the Escrow Agent.
          Neither the exercise of, nor the failure to exercise, such right to give a notice of a claim under the Escrow Agreement will constitute an election of remedies or limit Buyer in any manner in the enforcement of any other remedies that may be available to it.

          9.03 Further Assurances. From time to time, as and when requested by any party hereto, any other party shall execute and deliver or cause to be executed and delivered, all such documents and instrument as and shall take, or cause to be taken, all such further or other actions as such other party may reasonably deem necessary or desirable to evidence and effectuate the transactions contemplated in this Agreement or in any of the other Transaction
Documents.

          9.04 Employment Matters. Effective as of the Closing Date, Buyer shall offer employment to all of the Scheduled Employees. The terms and conditions of employment, including employment benefits and severance, of each Scheduled
Employee accepting employment with Buyer shall be in accordance with the terms and conditions of employment currently offered by Buyer to similarly situated employees of Buyer; provided that the base compensation offered to such employee by Buyer shall not be less than the base compensation currently payable to such employee by Seller. Any period of service of Scheduled Employees with Seller shall be treated as service with Buyer for purposes of determining eligibility to participate and vesting in Buyer's employee benefit plans.

                                       28

                                    ARTICLE X

                                  MISCELLANEOUS

          10.01 Termination.

                  (a) By notice given prior to or at the Closing, subject to
          Section 10.01(b), this Agreement may be terminated as follows:

                          (i) by mutual consent of Buyer and Seller;

                          (ii) by Buyer if a breach of any provision of this
                  Agreement has been committed by Seller and such breach has not been waived by Buyer;

                          (iii) by Seller if a breach of any provision of this
                  Agreement has been committed by Buyer and such breach has not been waived by Seller;

                          (iv) by Buyer if any condition in Section 7.01 has not
                  been satisfied as of the date specified for Closing in the first sentence of Section 2.02(a) or if satisfaction of such a condition by such date is or becomes impossible (other than through the failure of Buyer to comply with its obligations under this Agreement), and Buyer has not waived or extended the time for satisfaction of such condition on or before such date;

                          (v) by Buyer if the Closing has not occurred on or
                  before June 30, 2006, or such later date as the parties may agree upon, unless Buyer is in breach of this Agreement; or

                          (vi) by Seller if the Closing has not occurred on or
                  before June 30, 2006, or such later date as the parties may agree upon, unless Seller is in breach of this Agreement.

                  (b) Each party's right of termination under Section 10.01(a)
          is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to
          Section 10.01(a), all obligations of the parties under this Agreement will terminate, except that the obligations of the parties in this
          Article X will survive; provided, however, that if this Agreement is terminated because of a material breach of this Agreement by the nonterminating party or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the nonterminating party's failure to perform or comply with its obligations under this Agreement, the terminating party's right to pursue all legal and equitable remedies will survive such termination unimpaired

         10.02 Press Releases and Communications. Prior to the Closing, no press release or public announcement related to this Agreement or the transactions contemplated herein shall be

                                       29

issued or made without the joint approval of Buyer and Seller, unless required by applicable law (including, but not limited to, federal securities laws) or legal process, in which case Buyer and Seller shall have the right, to the extent reasonably practicable, to review and comment on such press release or announcement. Seller will have the sole discretion to decide whether and when a federal securities filing is reasonably necessary.

         10.03 Expenses. Except as otherwise expressly provided herein, Seller on one hand and Buyer on the other hand shall pay all of their own respective costs and expenses (including attorneys' and accountants' fees and expenses) in connection with the negotiation of this Agreement, the performance of their respective obligations hereunder and the consummation of the transactions contemplated in this Agreement (whether consummated or not).

         10.04 Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be delivered by hand or sent by telecopy or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and shall be deemed given when so delivered by hand or telecopied or, if mailed, upon receipt (provided that any such notice shall be deemed to have been received two Business Days after mailing in the case of express mail or overnight courier service), as follows:

         If to Seller:

         T. Kent Smith TeamStaff, Inc.
         1545 Peachtree Street, NE
         Suite 340
         Atlanta, Georgia  30309

         with a copy to:

         James D. Houston
         Vice President of Business and Legal Affairs
         General Counsel
         TeamStaff, Inc.
         18167 US Hwy. 19 North, Suite 400
         Clearwater, FL 33764
         Fax: (866) 823-1153

         If to Buyer:

         CompuPay, Inc.
         3450 Lakeside Drive
         Suite 400
         Miramar, FL 33027
         Attention:  Charles W. Lathrop, Jr., President
         and Chief Executive Officer
         Facsimile No.:  954-874-0599
         with a copy to:

                                       30

         Keith C. Jones.
         Verrill  Dana, LLP
         One Portland Square
         P.O. Box 586
         Portland, ME 04112-0586
         Facsimile No.:  207-774-7499

or to such other address or facsimile number as the party to whom notice is to be given may have furnished to the other parties in writing in accordance herewith.

          10.05 Assignment. This Agreement and the rights and obligations hereunder shall not be assignable by Seller without the prior written consent of
Buyer. Any attempted assignment in violation of this Section 10.05 shall be void.

          10.06 Amendment and Waiver. Any provision of this Agreement or the
Schedules or Exhibits hereto may be modified, amended, supplemented or waived only in a writing signed by Seller and Buyer. No waiver of any provision hereunder or any breach or default thereof shall extend to or affect in any way any other provision or prior or subsequent breach or default. The rights and remedies of the parties to this Agreement are cumulative and not alternative. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          10.07 Complete Agreement. This Agreement, including the Schedules and
Exhibits hereto, and the other Transaction Documents contain the complete agreement between the parties hereto and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof and thereof in any way, except that the Confidentiality Agreement dated January12, 2006 to which Buyer and
Seller are parties (the "CONFIDENTIALITY AGREEMENT") shall remain in full force and effect (except as provided in Section 10.02), but shall not survive the
Closing. None of the parties hereto shall be liable or bound to any other party in any manner by any representations, warranties or covenants relating to such subject matter, except as specifically set forth herein.

          10.08 Counterparts. This Agreement may be executed in multiple counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same instrument, and shall become effective when one or more such counterparts have been signed by each of the parties hereto and delivered to Seller and
Buyer.

          10.09 Governing Law. All matters relating to the interpretation, construction, validity and enforcement of this Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to agreements made and to be performed entirely within such State without giving effect to any choice or conflict of law provision or rule

                                       31

(whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than the State of Delaware.

          10.10 No Third-Party Beneficiaries. Except as provided in Section
9.02, this Agreement is for the sole benefit of the parties hereto and their successors and permitted assigns, and nothing herein expressed or implied shall give or be construed to give to any Person, other than the parties hereto and such successors and permitted assigns any legal or equitable rights hereunder.

          10.11 Interpretation. The headings contained in this Agreement, in any
Exhibit or Schedule attached hereto and in the table of contents to this
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Nothing in this Agreement or in any certificate, agreement, instrument or other document delivered pursuant hereto or in connection herewith shall in any way be deemed to create any liability or obligation on the part of any officer, director or employee of Buyer or Seller, in his or her individual capacity.

                  10.12 Waiver Of Jury Trial. EACH OF THE PARTIES HERETO HEREBY
VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR OTHER
PROCEEDING BROUGHT IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER
TRANSACTION DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN.

                  10.13 Jurisdiction and Venue. Any controversy, dispute or
claim arising out of or in connection with or relating to this Agreement, or to any of the other Transaction Documents or any of the transactions contemplated herein or therein, or the breach, termination or validity hereof, or of any transaction contemplated herein shall be brought in the courts of the State of
Delaware, County of New Castle, including the Delaware Chancery Court, or, if it has or can acquire jurisdiction, in the United States District Court for the
District of Delaware, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such proceeding, waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of the proceeding shall be heard and determined only in any such court, and agrees not to bring any proceeding arising out of or relating to this Agreement or any transaction contemplated herein in any other court. The parties agree that any or all of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained agreement between the parties irrevocably to waive any objections to venue or to convenience of forum. Process in any proceeding referred to in the first sentence of this Section may be served on any party anywhere in the world. Seller acknowledges and agrees that Buyer would be irreparably harmed if any of the provisions of this Agreement or of any of the other Transaction Documents are not performed in accordance with their specific terms and that any breach of this Agreement, or of any of the other Transaction
Documents by Seller could not be adequately compensated in all cases by monetary damages alone. Accordingly, Seller agrees that, notwithstanding this Section
10.13, in addition to any other right or remedy to which Buyer may be entitled at law or in equity, Buyer shall be entitled to enforce any provision of this
Agreement, or the other of Documents in any court of competent jurisdiction by a decree of specific performance and to temporary, preliminary and permanent

                                       32

injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Agreement, without posting any bond or other undertaking.

         10.14 Costs. Notwithstanding anything herein to the contrary, the prevailing party in any litigation arising out of or in connection with or relating to this Agreement or to any of the other Transaction Documents or any of the transactions contemplated herein or therein, or the breach, termination or validity hereof, or of any transaction contemplated herein shall be entitled to, and the non-prevailing party shall be required to pay upon demand, all reasonable expenses incurred by the prevailing party in connection with such litigation including, but not limited to, attorneys' fees and expenses, costs of experts, court costs, filing and recording fees, and all other associated expenses. The non-prevailing party shall pay its own costs and expenses of litigation.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       33

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written. COMPUPAY, INC.

                                       By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                       TEAMSTAFF, INC.

                                       By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                       34

EXHIBITS

Exhibit A         Form of Bill of Sale
Exhibit B         Form of Seller Closing Certificate
Exhibit C         Form of Assignment and Assumption Agreements
Exhibit D         Form of Noncompetition Agreement
Exhibit E         Form of  Opinion
Exhibit F         Form of Transition Agreement
Exhibit G         Form of Buyer Closing Certificate
Exhibit H         Form of Escrow Agreement

                                       35

                                                                       EXHIBIT A

                                  BILL OF SALE

          TeamStaff, Inc., a New Jersey corporation ("Seller"), for good and valuable consideration, hereby sells, conveys, transfers and assigns to
CompuPay, Inc., a Florida corporation ("Buyer"), all of Seller's right, title and interest in, to and under the Assets (as defined in the Asset Purchase
Agreement, dated as of the date hereof (the "Asset Purchase Agreement"), between
Seller and Buyer, including, without limitation, the assets described on
Schedule1 attached hereto and hereby made a part hereof.

         Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Asset Purchase Agreement. This
Bill of Sale is being delivered pursuant to the Asset Purchase Agreement and shall be construed consistently therewith. The Assets are conveyed hereby subject to, and with all representations and warranties applicable thereto under, the Asset Purchase Agreement.

         All matters relating to the interpretation, construction, validity and enforcement of this Bill of Sale shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to agreements made and to be performed entirely within such State without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than the State of Delaware.

         IN WITNESS WHEREOF, the undersigned has caused this Bill of Sale to be duly executed and delivered as of _________, 2006.

                                TEAMSTAFF, INC.

                                By:
                                   -------------------------------------
                                     Name:
                                     Title:

ACCEPTED AND AGREED TO:

COMPUPAY, INC.

By:
    --------------------------------------------
    Name:
    Title:

                                       36

                                                                      SCHEDULE 1

[To be provided]

                                       37

                                                                       EXHIBIT B

                         Seller's Officer's Certificate

         I, ___________, ____________, of TeamStaff, Inc., a New Jersey
corporation ("Seller"), do hereby certify in the name of and on behalf of the
Seller that (i) each of the Seller's representations and warranties contained in
Article IV of that certain Asset Purchase Agreement, dated as of May 25, 2006, between Seller and CompuPay, Inc., a Florida corporation, (the "Asset Purchase
Agreement"), are true and correct on the date hereof with the same force and effect as if made on the date hereof and (ii) Seller has performed and complied with the covenants and agreements in the Asset Purchase Agreement required to be performed or complied with by Seller as of the date hereof.

         IN WITNESS WHEREOF, I have signed this certificate as of May ___, 2006.

                                        TEAMSTAFF, INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                       38

                                                                       EXHIBIT C

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                  ASSIGNMENT AND ASSUMPTION AGREEMENT dated as of _________,
2006 between CompuPay, Inc., a Florida corporation ("Buyer") and TeamStaff,
Inc., a New Jersey corporation ("Seller").

                  Pursuant to the Asset Purchase Agreement, dated as of May 25,
2006 (the "Asset Purchase Agreement"), between Seller and Buyer, Seller has agreed, among other things, to sell, convey, transfer and assign to Buyer, and
Buyer has agreed that it shall assume, the Assumed Liabilities and Seller has agreed to sell convey and transfer to Buyer the General Contracts. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Asset Purchase Agreement.

                  In consideration of the sale of the Assets and in accordance with the terms of the Asset Purchase Agreement, the parties hereto hereby agree as follows:

                  1. Seller hereby sells, conveys, transfers and assigns to
Buyer the Assumed Liabilities, and Buyer hereby assumes and agrees to pay and perform fully when due the Assumed Liabilities in accordance with the terms of such Assumed Liabilities and the Asset Purchase Agreement. Seller hereby sells, conveys and assigns to Buyer all of its right, title and interest in, to and under the General Contracts. Buyer hereby accepts all of the right, title and interest of Seller in, to and under the Assets sold, conveyed, transferred and assigned to it pursuant to the Asset Purchase Agreement and the Bill of Sale.

                  2. Any provision of this Assignment and Assumption Agreement may be modified, amended, supplemented or waived only in a writing signed by
Seller and Buyer. No waiver of any provision hereunder or any breach or default thereof shall extend to or affect in any way any other provision or prior or subsequent breach or default. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  3. All matters relating to the interpretation, construction, validity and enforcement of this Assignment and Assumption Agreement shall be governed by and construed in accordance with the internal laws of the State of
Delaware applicable to agreements made and to be performed entirely within such
State without giving effect to any choice or conflict of law provision or rule
(whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than the State of Delaware.

                  4. This Assignment and Assumption Agreement may be executed in multiple counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same instrument, and shall become

                                       39

effective when one or more such counterparts have been signed by each of the parties hereto and delivered to Seller and Buyer.

                  IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be duly executed and delivered as of the day and year first above written.

                                     COMPUPAY, INC.

                                     By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                     TEAMSTAFF, INC.

                                     By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                       40

                                                                       EXHIBIT D

                  NONCOMPETITION AGREEMENT (this "AGREEMENT") dated as of May  ,
2006 among CompuPay, Inc., a Florida corporation ("BUYER") and TeamStaff, Inc., a New Jersey corporation ("SELLER").

                  WHEREAS, Seller and Buyer have entered into that certain Asset
Purchase Agreement dated as of May 25, 2006 (the "ASSET PURCHASE AGREEMENT")
pursuant to which Seller has agreed to sell and Buyer has agreed to buy certain assets owned by Seller, subject to the terms and conditions set forth in the
Asset Purchase Agreement; and

                  WHEREAS, the execution of this Agreement by Seller is a
condition to the closing of the transaction provided for in the Asset Purchase
Agreement.

                  NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Defined Terms. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

                  "AFFILIATE" means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person, including any Person holding the majority of the equity or voting interests of any other Person.

                  "BUSINESS" means the payroll processing business of Seller, including all of the business conducted by DSi Payroll Services, a division of TeamStaff, Inc. Such Business consists of the provision of
          (i) payroll processing services to Customers and (ii) tax filing, processing and payment services (including the provision of tax information, such as W-2 reports) to Customers.

                  "BUSINESS DAY" means any day other than a Saturday or Sunday or any other day on which banking institutions are generally obligated or authorized to close in the State of New Jersey.

                  "CUSTOMERS" means customers of Seller who are actively engaged in business and whose most recent payroll was processed by the
         Business.

                   "GOVERNMENTAL ENTITY" means any Federal, state, local or
          foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign.

                  "PERSON" means an individual, a partnership, a limited
          liability company, a limited liability partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or any other entity or organization, domestic or foreign (including a Governmental Entity).

                                       41

                  2. NonCompetition. During the period beginning on the date hereof and ending on the fifth anniversary thereof (the "NON-COMPETE PERIOD"),
Seller shall not directly or indirectly own any interest in, manage, control, participate in, consult with, render services for, or in any manner engage in any business competing with Buyer or any of its Affiliates (including, without limitation, payroll services or tax filing services) anywhere in the United
States. Seller acknowledges that such businesses are conducted and planned to be conducted nationally and agrees that the provisions of this Agreement shall operate throughout the United States. Nothing herein shall prohibit Seller from being a passive owner of not more than 2% of the outstanding stock of any class of a corporation which is publicly traded, so long as Seller has no active participation in the business of such corporation.

                  3. Nonsolicitation. During the Non-Compete Period, Seller
shall not directly or indirectly through another Person (i) induce or attempt to induce any person who became an employee of Buyer pursuant to an offer of employment made pursuant to the Asset Purchase Agreement to leave the employ of
Buyer or any of its Affiliates, or in any way interfere with the relationship between Buyer or any of its Affiliates and any employee thereof, (ii) hire or solicit to hire any person who was an employee of Seller assigned primarily to the Business at any time during the one year-period prior to the date hereof, or
(ii) induce or attempt to induce any customer, supplier, vendor, service provider, employee, licensee, licensor, lessor, franchisee or other business relation of Buyer or any of its Affiliates to cease doing business with Buyer or any of its Affiliates, or in any way interfere with the relationship between any such customer, supplier, vendor, service provider, employee, licensee, licensor, lessor, franchisee, channel partner, referral source or other business relation and Buyer or any of its Affiliates (including, without limitation, making any negative statements or communications about Buyer or any of its Affiliates).

                  4. Confidentiality. Seller shall, and shall cause each of its
Affiliates to, treat and hold as confidential any information concerning the
Business that is not already generally available to the public (the
"CONFIDENTIAL INFORMATION"), shall refrain, and shall cause its Affiliates to refrain, from using any of the Confidential Information except in connection with the Asset Purchase Agreement. In the event that Seller or any of its
Affiliates is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Confidential
Information, Seller shall notify Buyer promptly of the request or requirement so that Buyer may seek an appropriate protective order or waive compliance with the provisions of this Agreement. If, in the absence of a protective order or the receipt of a waiver hereunder, Seller or its Affiliate is, on the advice of counsel, compelled to disclose any Confidential Information to any tribunal or else stand liable for contempt, Seller or its Affiliate may disclose such
Confidential Information to the tribunal; provided that Seller and its Affiliate shall use its best efforts to obtain, at the request of Buyer, an order or other assurance that confidential treatment shall be accorded to such portion of the
Confidential Information required to be disclosed as Buyer shall designate.

                  5. Reform. If the final judgment of a court of competent
jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any

                                       42

invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

                  6. Scope. Seller expressly acknowledges and agrees that (i)
the Business has a significant amount of goodwill associated with it, represented in part by trade names, customer and client relationships, and its history of operations, and such goodwill extends throughout the United States,
(ii) each and every of the restrictions contained in this Agreement is reasonable in all respects (including, without limitation, with respect to subject matter, time period and geographical area) and such restrictions are necessary to protect Buyer's interest in, and value of, the Business (including, without limitation, the goodwill inherent therein) to be acquired by Buyer,
(iii) Seller is primarily responsible for the creation of such value, and (iv)
Buyer would not have consummated the transactions contemplated hereby without the restrictions contained in this Agreement

                  7. Equitable Relief. Seller acknowledges and agrees that in the event of a breach by Seller of any of the provisions of this Agreement, monetary damages shall not constitute a sufficient remedy. Consequently, in the event of any such breach, the Buyer and/or its successors or assigns may, in addition to other rights and remedies existing in its favor, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions hereof, in each case without the requirement of posting a bond or proving actual damages.

                  8. Amendment. Any provision of this Agreement may be amended or waived only in a writing signed by all of the parties hereto.

                  9. Assignment. This Agreement and the rights and obligations hereunder shall not be assignable by Seller without the prior written consent of
Buyer. Any attempted assignment in violation of this Section 9 shall be void.

                  10. Complete Agreement. This Agreement and the Asset Purchase
Agreement, including the Schedules and Exhibits thereto, and the agreements entered into in connection therewith contain the complete agreement between the parties hereto and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof and thereof in any way.

                  11. No Third-Party Beneficiaries. This Agreement is for the
sole benefit of the parties hereto and their successors and permitted assigns, and nothing herein expressed or implied shall give or be construed to give to any Person, other than the parties hereto and such successors and permitted assigns, any legal or equitable rights hereunder.

                  12. Governing Law. All matters relating to the interpretation, construction, validity and enforcement of this Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to agreements made and to be performed entirely within such State without giving effect to any choice or conflict of law

                                       43

provision or rule (whether of the State of Delaware or any other jurisdiction)
that would cause the application of laws of any jurisdiction other than the
State of Delaware.

                  13. Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be delivered by hand or sent by telecopy or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and shall be deemed given when so delivered by hand or telecopied or, if mailed, upon receipt (provided that any such notice shall be deemed to have been received two Business Days after mailing in the case of express mail or overnight courier service), as follows:

         If to Seller:

         T. Kent Smith TeamStaff, Inc.
         1545 Peachtree Street, NE
         Suite 340
         Atlanta, Georgia  30309

         with a copy to:

         James D. Houston
         Vice President of Business and Legal Affairs
         General Counsel
         TeamStaff, Inc.
         18167 US Hwy. 19 North, Suite 400
         Clearwater, FL 33764
         Fax: (866) 823-1153

         If to Buyer:

         CompuPay, Inc.
         3450 Lakeside Drive
         Suite 400
         Miramar, FL 33027
         Attention:  Charles W. Lathrop, Jr., President
         and Chief Executive Officer
         Facsimile No.:  954-874-0599

         with a copy to:

         Keith C. Jones.
         Verrill  Dana, LLP
         One Portland Square
         P.O. Box 586
         Portland, ME 04112-0586
         Facsimile No.:  207-774-7499

                                       44

or to such other address or facsimile number as the party to whom notice is to be given may have furnished to the other parties in writing in accordance herewith.

                  14. Counterparts. This Agreement may be executed in multiple counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same instrument and shall become effective when one or more such counterparts have been signed by each of the parties hereto and delivered to Seller and
Buyer.

                  15. Waiver Of Jury Trial. EACH OF THE PARTIES HERETO HEREBY
VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR OTHER
PROCEEDING BROUGHT IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS
CONTEMPLATED HEREIN.

                  16. Jurisdiction and Venue. Any controversy, dispute or claim arising out of or in connection with or relating to this Agreement, or the breach, termination or validity hereof, or of any transaction contemplated herein shall be brought in the courts of the State of Delaware, County of New
Castle, including the Delaware Chancery Court, or, if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware,
and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such proceeding, waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of the proceeding shall be heard and determined only in any such court, and agrees not to bring any proceeding arising out of or relating to this
Agreement or any transaction contemplated herein in any other court. The parties agree that any or all of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained agreement between the parties irrevocably to waive any objections to venue or to convenience of forum. Process in any proceeding referred to in the first sentence of this
Section may be served on any party anywhere in the world. Seller acknowledges and agrees that Buyer would be irreparably harmed if any of the provisions of this Agreement are not performed in accordance with their specific terms and that any breach of this Agreement by Seller could not be adequately compensated in all cases by monetary damages alone. Accordingly, Seller agrees that, notwithstanding this Section 16, in addition to any other right or remedy to which Buyer may be entitled at law or in equity, Buyer shall be entitled to enforce any provision of this Agreement, in any court of competent jurisdiction by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Agreement, without posting any bond or other undertaking.

                                       45

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above.

                                      COMPUPAY, INC.

                                      By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                      TEAMSTAFF, INC..

                                      By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       46

                                                                       EXHIBIT E

May 31, 2006

CompuPay, Inc.
3450 Lakeside Drive
Suite 400
Miramar, FL 33027

  Re: Asset Purchase Agreement by and between CompuPay, Inc. and TeamStaff, Inc.
      --------------------------------------------------------------------------

Ladies and Gentlemen:

       As General Counsel to TeamStaff, Inc., a New Jersey corporation (the
"Company"), I have advised the Company in connection with the sale of certain assets to CompuPay, Inc. pursuant to an Asset Purchase Agreement dated as of May
25, 2006 (the "Agreement"). This opinion is provided to you pursuant to Section
3.01(f) of the Agreement. Except as otherwise defined herein, capitalized terms contained in this opinion have the same meanings as set forth in the Agreement.

       I have examined the Agreement, the other Transaction Documents and originals or copies of such records of the Company, certificates of officers of the Company and public officials, and other documents as I have deemed relevant and necessary as a basis for this opinion. In such examination, I have assumed the genuineness of all signatures, the legal capacity of all signatories, the authenticity of all documents submitted to me as originals, the conformity to originals of documents submitted to me as copies, and the authenticity of the originals of such documents.

       As to questions of fact material to this opinion, I have relied without independent verification upon representations contained in certificates of public officials.

       Based upon the foregoing, and subject to the qualifications set forth below, I am of the opinion that:

       1. The Company is a corporation validly existing and in good standing under the laws of the State of New Jersey.

       2. The Company has all requisite corporate power and authority to own its assets and to carry on its business as presently conducted. The Company has all requisite corporate power and authority to enter into each of the Transaction
Documents to which it is a party and to perform its obligations thereunder.

       3. The Company and its directors and officers have taken all corporate action necessary to authorize the execution, delivery, and performance by the
Company of each the Transaction Documents to which the Company is a party. No approval or other action by the shareholders of

                                       47

the Company is necessary to authorize the execution, delivery, and performance by the Company of each the Transaction Documents to which the Company is a party

       4. Neither the execution and delivery by, nor the performance by, the
Company of any of its obligations under any of the Transaction Documents to which it is a party will constitute a violation by the Company of, or a breach or default by the Company under, its Certificate of Incorporation or bylaws; or, to my knowledge, under any contract or agreement to which the Company is a party or under any judgment, writ, order or decree, specific to the Company of any court or other governmental authority.

       Opinions expressed herein "to my knowledge" involve substantial issues of fact and are given on the basis of the knowledge, after reasonable inquiry, of those individuals in the Company who have been principally involved with the transactions contemplated in the Transaction Documents.

       This opinion is intended for use by you in connection with the transactions contemplated in the Agreement and is not to be relied upon by any other person or in any other context.

                                 Very truly yours,

                                 James D. Houston
                                 Vice President of Business and Legal Affairs
                                 General Counsel
                                 TeamStaff, Inc.

                                       48

                                                                       EXHIBIT F

                  TRANSITION AGREEMENT, dated as of June 1, 2006 among CompuPay,
Inc., a Florida corporation ("BUYER") and TeamStaff, Inc., a New Jersey corporation (the "SELLER").

                  WHEREAS, Seller and Buyer have entered into an Asset Purchase
Agreement dated May 25, 2006 (the "ASSET PURCHASE AGREEMENT") pursuant to which
Seller has agreed to sell and Buyer has agreed to buy certain assets (the
"ASSETS") owned by Seller, subject to the terms and conditions set forth in the
Asset Purchase Agreement;

                  WHEREAS, the parties hereto agree that the mutual covenants contained herein will assist each party in the transition of ownership of the
Assets contemplated in the Asset Purchase Agreement; and

                  WHEREAS, the execution and delivery of this Transition
Agreement is a condition to the closing of the transactions provided for in the
Asset Purchase Agreement;

                  NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Asset
Purchase Agreement. Seller and Buyer are sometimes referred to together in this
Agreement as the "Parties" and each individually as a "Party."

                  2. Office Space. The Seller agrees to sublease to Buyer
certain office space at Seller's office at 300 Atrium Drive, Somerset, New
Jersey 08873 (the "TEMPORARY SPACE") in accordance with a Sublease in the form set forth in EXHIBIT A attached hereto and made a part hereof, such Sublease to be executed and delivered at the Closing.

                  3. Transitional Services. Seller will provide, transfer or make available, to Buyer the following with respect to the Business (the
"TRANSITIONAL SERVICES"), services included therein to be provided by Seller with the same degree of care, skill and diligence with which Seller performed similar services on behalf of the Business prior to the Closing:

                      (a) Seller will make its web developer, Andrew Stone
("Consultant") available for a period of up to 125 days
from the date hereof to provide consulting services to Buyer to assist in the transition of the Business to Buyer, as reasonably requested by and upon reasonable notice from Buyer; provided that the time spent by Consultant on such consulting services shall not exceed 16 hours in any week or 150 hours in the aggregate without the consent of Seller. Such services shall be considered a part of Consultant's duties as an employee of Seller, and Buyer shall not be obligated to pay any compensation to Seller or to Consultant in connection with the provision of such services; and

                      (b) The services and related items listed on EXHIBIT B.

                                       49

The Buyer shall provide Seller, in a timely manner, with all information that is necessary or appropriate to enable Seller to provide the Transitional Services.

                  4. Other Services. The Buyer may request, from time to time, services from Seller of a type which Seller provided on behalf of the Business prior to the Closing Date but which are not described on EXHIBIT B (the
"ADDITIONAL SERVICES"). Seller shall use commercially reasonable efforts to accommodate any reasonable request for such services, but shall not be obligated to provide any Additional Services unless it agrees to do so.

                  5. Compensation. Seller shall be compensated for Buyer's use of the Temporary Space as provided in EXHIBIT A. Transition Services shall be provided to Buyer by Seller without charge. Any Additional Services shall be charged at a rate commensurate with the type of service requested, but will not exceed a reasonable market rate. Seller shall furnish the Buyer with monthly invoices for amounts due hereunder. Each invoice shall describe in reasonable detail the services upon which the amount charged to the Buyer is based. The
Buyer shall remit to Seller, in full, the undisputed amount of each such invoice at the address shown on the invoice within thirty (30) Business Days of receipt of the invoice. Any undisputed amount not received by the payment due date shall be subject to a late payment charge equal to the amount of the overdue balance times the "prime rate" per annum, as announced from time to time by The Wall
Street Journal, Eastern Edition, for the number of calendar days from the payment due date up to and including the date payment is actually received.
Buyer shall promptly notify Seller in writing of the nature and basis of any dispute relating to the amount due on any invoice. Each of the Parties shall use commercially reasonable efforts to resolve the dispute prior to the payment due date.

                  6. Contact Persons; Dispute Resolution. Each Party shall
appoint a person or persons for the purpose of coordinating the provision of the
Transitional Services and the resolution of any disputes that may arise under this Agreement. Each Party shall use its commercially reasonable efforts to resolve in a timely manner any disputes and/or claims that may arise in connection with services to be provided hereunder and shall make available its personnel, data, books and records to the extent reasonably necessary to investigate and resolve any such disputes and/or claims.

                  7. Cooperation. Seller will use commercially reasonable
efforts to cooperate with the Buyer in the transition of the Business to Buyer and to assist the Buyer in providing services directly to customers of the
Business or through service providers other than Seller.

                  8. Confidentiality Obligation.

                      (a) All information disclosed by a Party to the other
          Party during the negotiation and the term of this Agreement
          ("PROPRIETARY INFORMATION") (i) shall be the property of the disclosing Party, (ii) shall be used solely for the purposes of administering and otherwise implementing the terms of this Agreement and (iii) shall be protected by the Party receiving such Proprietary
          Information in accordance with the terms of this Section.

                                       50

                      (b) Each Party agrees that it shall not disclose any
          Proprietary Information of the other Party in whole or in part, including any information derived from Proprietary Information, to any third Party. Proprietary Information shall be held in confidence by the receiving Party and its employees, contractors or agents and shall be disclosed to only those of the receiving Party's employees, contractors or agents who have a need to know it in connection with the administration and implementation of this Agreement. In the event that such Proprietary Information is not otherwise already included within the scope of a confidentiality agreement with such contractors and agents, the receiving Party shall cause such contractors and agents to comply with the provisions of this Section.

                      (c) Information shall not be deemed Proprietary
          Information and the receiving Party shall have no obligation with respect to any such information which (i) is or becomes publicly known through no wrongful act, fault or negligence of the receiving Party;
          or (ii) was known by the receiving Party prior to disclosure and the receiving Party was not under a duty of non-disclosure, or is at any time developed by the receiving Party independently of any such disclosure; or (iii) was disclosed to the receiving Party by a third
          Party who was free of obligations of confidentiality to the Party providing the information; or (iv) is approved for release by written authorization of the disclosing Party; or (v) is furnished to a third party by the disclosing Party without a similar restriction on the third party's rights.

                      (d) Each Party agrees to give notice to the other Party of any demands to disclose or provide Proprietary Information received from such Party under lawful process prior to disclosing or furnishing
          Proprietary Information, and agrees to cooperate in seeking reasonable protective arrangements requested by the other Party. In addition, a
          Party may disclose or provide Proprietary Information of the other
          Party requested by a government agency or national stock exchange having jurisdiction over the disclosing Party; provided, that such
          Party uses its reasonable good faith efforts to obtain protective arrangements satisfactory to the Party owning the Proprietary
          Information. The Party owning the Proprietary Information may not unreasonably withhold approval of protective arrangements.

                  9. Reform. If a court declares that any term or provision of this Agreement is invalid or unenforceable, the parties to this Agreement agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.

                  10. Equitable Relief. Seller agrees that money damages would not be a sufficient remedy for breach of this Agreement by Seller and that in addition to all other remedies Buyer shall be entitled to equitable relief, including injunction and specific performance, for any breach of the provisions of this Agreement. Buyer agrees that money damages would not be a sufficient remedy for breach of this Agreement by Buyer and that in addition to all other remedies Seller shall be entitled to equitable relief, including injunction and specific performance, for any breach of the provisions of this Agreement.

                                       51

                  11. Amendment. Any provision of this Agreement may be amended or waived only in a writing signed by all of the parties hereto.

                  12. Assignment. This Agreement and the rights and obligations hereunder shall not be assignable by Buyer or Seller without the prior written consent of the other Party; provided that Buyer shall have the right to assign its rights and obligations under this Agreement to any entity to which they would be permitted to assign its rights and obligations under the Asset Purchase
Agreement. Any attempted assignment in violation of this Section 12 shall be void.

                  13. Complete Agreement. This Agreement, including the Exhibits hereto, and the other Transaction Documents contain the complete agreement between the Parties and supersede any prior understandings, agreements or representations by or between the Parties, written or oral, which may have related to the subject matter hereof and thereof in any way. Neither of the
Parties shall be liable or bound to the other Party in any manner by any representations, warranties or covenants relating to such subject matter, except as specifically set forth herein and therein.

                  14. No Third-Party Beneficiaries. This Agreement is for the
sole benefit of the Parties and their successors and permitted assigns, and nothing herein expressed or implied shall give or be construed to give to any
Person, other than the parties hereto and such successors and permitted assigns, any legal or equitable rights hereunder.

                  15. Governing Law. ALL MATTERS RELATING TO THE INTERPRETATION,
CONSTRUCTION, VALIDITY AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY
AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE
APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE
WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE
(WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE
THE APPLICATION OF LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

                  16. Waiver Of Jury Trial. EACH OF THE PARTIES HEREBY
VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR OTHER
PROCEEDING BROUGHT IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER
TRANSACTION DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN.

                  17. Jurisdiction and Venue. Any controversy, dispute or claim arising out of or in connection with or relating to this Agreement, or the breach, termination or validity hereof, or of any transaction contemplated herein shall be brought in the courts of the State of Delaware, County of New
Castle, including the Delaware Chancery Court, or, if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware,
and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such proceeding, waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of the proceeding shall be heard and determined only in any such court, and agrees not to bring any proceeding arising out of or relating to this
Agreement or any transaction contemplated herein in any other court. The parties agree that any

                                       52

or all of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained agreement between the parties irrevocably to waive any objections to venue or to convenience of forum. Process in any proceeding referred to in the first sentence of this Section may be served on any party anywhere in the world. Seller acknowledges and agrees that
Buyer would be irreparably harmed if any of the provisions of this Agreement are not performed in accordance with their specific terms and that any breach of this Agreement by Seller could not be adequately compensated in all cases by monetary damages alone. Accordingly, Seller agrees that, notwithstanding this
Section 17, in addition to any other right or remedy to which Buyer may be entitled at law or in equity, Buyer shall be entitled to enforce any provision of this Agreement, in any court of competent jurisdiction by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Agreement, without posting any bond or other undertaking.

                  18. Relationship of Parties. The Parties acknowledge and agree that Seller is engaged in a business that is independent from the Buyer's and that Seller will be performing its obligations under this Agreement as an independent contractor. Nothing contained herein is intended to create an agency relationship or a partnership or joint venture between Seller and Buyer. Seller is not an agent of Buyer and shall have no authority to represent Buyer as to any matter, except as authorized herein or in writing by the Buyer from time to time.

                  19. Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be delivered by hand or sent by telecopy or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and shall be deemed given when so delivered by hand or telecopied or, if mailed, upon receipt (provided that any such notice shall be deemed to have been received two Business Days after mailing in the case of express mail or overnight courier service), as follows:

         If to Seller:

         T. Kent Smith TeamStaff, Inc.
         1545 Peachtree Street, NE
         Suite 340
         Atlanta, Georgia  30309

         with a copy to:

         James D. Houston
         Vice President of Business and Legal Affairs
         General Counsel
         TeamStaff, Inc.
         18167 US Hwy. 19 North, Suite 400
         Clearwater, FL 33764
         Fax: (866) 823-1153

                                       53

         If to Buyer:

         CompuPay, Inc.
         3450 Lakeside Drive
         Suite 400
         Miramar, FL 33027
         Attention:  Charles W. Lathrop, Jr., President
         and Chief Executive Officer
         Facsimile No.:  954-874-0599

         with a copy to:

         Keith C. Jones.
         Verrill  Dana, LLP
         One Portland Square
         P.O. Box 586
         Portland, ME 04112-0586
         Facsimile No.:  207-774-7499

or to such other address or facsimile number as the party to whom notice is to be given may have furnished to the other parties in writing in accordance herewith.

                  20. Counterparts. This Agreement may be executed in multiple counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same instrument and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to Seller and Buyer.

                  21. Term and Termination. The term of this Agreement shall be from the date hereof until all obligations as set forth in Exhibits A and B have been satisfied. Notwithstanding anything to the contrary contained herein, the confidentiality provisions of Section 8 shall survive any termination hereof until the second anniversary of the date of this Agreement.

                                       54

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above.

                                        COMPUPAY, INC.

                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                        TEAMSTAFF, INC.

                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                       55

EXHIBIT A

                                    SUBLEASE

         THIS SUBLEASE made and entered into this _____ day of ____________,
2006, by and between TEAMSTAFF, INC., a New Jersey corporation, d/b/a DSi
PAYROLL SOLUTIONS, hereinafter called "Landlord", and COMPUPAY, INC., a Florida corporation, hereinafter called "Tenant",

                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, Landlord is the tenant under a lease with LaSalle Investment
Management, Inc., successor in interest to WHATR Real Estate Limited
Partnership, hereinafter referred to as the "underlying lease", with respect to premises located at 300 Atrium Drive, Somerset New Jersey 08873 (the "underlying premises"), to which lease reference is hereby made as if the same were set forth herein at length; and

         WHEREAS, Landlord and Tenant have entered into an Asset Purchase
Agreement dated May 25, 2006 (the "Asset Purchase Agreement") pursuant to which
Landlord has agreed to sell and Tenant has agreed to buy certain assets (the
"Assets") owned by Landlord, subject to the terms and conditions set forth in the Asset Purchase Agreement; and

         WHEREAS, Landlord and Tenant have agreed that Landlord shall sublet to
Tenant a portion of the underlying premises for a period of time after the
Closing Date;

         NOW, THEREFORE, in consideration of the rents, covenants and agreements herein contained, the parties hereto hereby covenant and agree as follows:

         1. Landlord hereby demises and subleases to Tenant, and Tenant hereby takes and hires from Landlord, for the term and upon and subject to the terms and conditions set forth in this Sublease, and/or incorporated by reference herein, the premises described and/or shown on Schedule 1 attached hereto consisting of approximately 7,500 square feet of space (sometimes hereinafter referred to as the "demised premises" and sometimes hereinafter referred to as the "premises"). In addition, Tenant shall have the right to use, in common with
Landlord, the entrances, exits, hallways, stairwells, elevators, rest rooms, snack and cafeteria rooms and other common facilities situated within or appurtenant to the underlying premises (the "common facilities"). In addition,
Tenant shall have the right to use one-half of the parking spaces available to the underlying premises.

         2. TO HAVE AND TO HOLD the said premises for a term commencing on the date hereof and expiring on May 30, 2007 (the "Expiration Date") unless earlier terminated by

                                       56

Tenant. Tenant shall have the right to terminate this Sublease at any time prior to the Expiration Date upon thirty (30) days prior notice to Landlord.

         3. (a) Tenant shall pay to Landlord during the term of this Sublease, at the address set forth herein in regard to notices, or at such other place as
Landlord may from time to time direct, monthly Base Rent payments at the annual rate of Nineteen Dollars $19.00 per square foot of usable floor area, payable on the first day of each month during the term of this Sublease and prorated for the fraction of any month at the beginning and end of the term; provided that if the date hereof is not the first day of a month, then the first monthly rental payment shall be payable on the date hereof and shall be equal to the product of
(i) one-thirtieth of such monthly rental payment times (ii) the number of days from but excluding the date hereof to and including the last day of the current month.

         (b) Tenant shall pay Landlord Additional Rent for utility and maintenance charges equal to 50% of the actual utility and maintenance charges paid by Landlord with respect to the entire underlying premises pursuant to the underlying lease (including the premises), but in no event in excess of One
Thousand Eight Hundred Dollars $1,800 per month, prorated for the period of actual occupancy by Tenant. Said charges shall be paid in arrears within thirty
(30) days after receipt of an invoice from Landlord, together with substantiating documentation. Tenant's payments of Base Rent and Additional Rent provided for herein shall constitute Tenant's entire rent obligation, and Tenant shall not be obligated to pay any amounts for Operating Costs, Taxes or other
Additional Rent payments set forth in the underlying lease.

         4. Tenant shall be entitled to all of the services and maintenance to which Landlord is entitled with respect to the underlying premises pursuant to the underlying lease and which Landlord now provides for with respect to the premises. Without limiting the generality of the foregoing, Landlord will provide or cause to be provided to Tenant telephone service; electricity, heat, air-conditioning and other utilities; receptionist services; and cleaning, janitorial and maintenance services to the same extent provided with respect to the remainder of the underlying premises at no additional cost.

         5. Tenant shall not assign this sublease nor sublet the demised premises in whole or in part, and shall not permit Tenant's interest in this
Sublease to be vested in any other party by operation of law or otherwise.
Tenant shall use the demised premises for general office use, including its current use, and for no other purpose without the prior written consent of
Landlord. Tenant shall not make any alterations or additions to the demised premises without the prior written consent of Landlord.

         6. At the expiration of the term Tenant shall yield up the premises peaceably to Landlord broom clean and, subject to Landlord's compliance with its maintenance obligations as set forth herein, in the same order, repair and condition as said premises are in on the commencement date hereof, ordinary wear and tear and damage by fire or other casualty excepted. Landlord shall comply with all laws, ordinances, rules and regulations of governmental authorities relating to the condition of the premises.

                                       57

         7. (a) Tenant shall save Landlord harmless and indemnified from and against all injury (including death) to any person and loss of, or damage to, any property while on the premises except to the extent caused by Landlord, its employees or invitees. Tenant shall maintain with respect to the premises commercial general liability insurance having a combined single limit coverage of not less than One Million Dollars ($1,000,000.00) for bodily injury and damage to property each occurrence, in companies qualified to do business in the
State in which the premises is located under a policy naming Landlord as an additional insured, said policy to be written on an occurrence basis.

         (b) Landlord shall save Tenant harmless and indemnified from and against all injury (including death) to any person and loss of, or damage to, any property while on the remainder of the underlying premises, excluding the premises, except to the extent caused by Tenant, its employees or invitees.
Landlord shall maintain with respect to the underlying premises commercial general liability insurance having a combined single limit coverage of not less than One Million Dollars ($1,000,000.00) for bodily injury and damage to property each occurrence, in companies qualified to do business in the State in which the premises is located, under a policy naming Tenant as an additional insured, said policy to be written on an occurrence basis.

         (c) Landlord and Tenant each shall deposit with the other certificates of such insurance at or prior to the commencement of the term of this Sublease, and thereafter within ten (10) days prior to the expiration of such policies.
Such policies shall to the extent obtainable provide that the policies may not be materially changed or cancelled without at least ten (10) days' prior written notice to each insured.

         8. All fixtures installed by Tenant in the demised premises or conveyed to Tenant pursuant to the Asset Purchase Agreement shall remain the property of
Tenant and may be removed at any time during or at the expiration of the term of the Lease. Tenant shall repair any damage caused by such removal.

         9. Landlord covenants and agrees with Tenant that upon Tenant paying the rent and observing and performing all the terms, covenants and conditions on
Tenant's part to be observed and performed, Tenant may peaceably and quietly have, hold, occupy and enjoy the demised premises and all appurtenances thereto without hindrance or molestation

         10. This Sublease is subject and subordinate to the underlying lease.
Landlord and Tenant each agree not to do, nor permit to be done, anything which would cause the underlying lease to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in the landlord under the underlying lease.

         11. All notices which may be permitted or required hereunder shall be in writing and given in the manner set forth in the Asset Purchase Agreement, and shall be addressed to the addresses set forth therein, or to such other address or addresses as either party may hereafter designate by notice in writing to the other party.

         12. If Tenant shall fail to make any payment of Fixed Rent or
Additional Rent by the due date, and shall fail to cure such default within 10 days after receipt of written notice of such

                                       58

nonpayment from Landlord, or in the event of noncompliance by Tenant with any other Sublease term, and continuing for 30 days after written notice by Landlord specifying the default (or if incurable within 30 days, then Tenant's failure to commence to cure within 30 days and thereafter to carry out the curing diligently and within a reasonable period of time), then Landlord may terminate this Lease, expel Tenant and remove its effects, and pursue any other remedies for arrears of rent or breach of contract.

         13. Landlord and Tenant each releases the other and the officers, employees and representatives of the other, from any liability (to the other or the other's insurance company) for any damage caused by fire or other casualty, even if such fire or casualty shall have been caused by the fault or negligence of the other party.

         14. Landlord warrants and represents that the demised premises are free of all Hazardous Substances (as defined in the Asset Purchase Agreement), and
Landlord will indemnify Tenant and hold it harmless from and against any and all costs, expenses and liabilities (including without limitation attorney fees and clean-up costs) related to the discovery, presence, release, removal and/or cleanup of any Hazardous Substance which may be discovered within the demised premises. Tenant agrees not to introduce any Hazardous Substances onto the demised premises, and further to comply with all applicable laws and regulations with respect to its use of any potentially hazardous materials on or about the demised premises.

         15. The terms, covenants, conditions and agreements herein contained shall be binding upon and inure to the benefit of the successors and assigns, respectively, of Landlord and Tenant.

                                       59

         IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the day and year first above written.

WITNESS:                                    TEAMSTAFF, INC.,
                                            d/b/a DSi PAYROLL SOLUTIONS

_____________________________               By:________________________________
                                            Print Name: _______________________
                                            Its: ______________________________

                                                         "Landlord"

                                            COMPUPAY, INC.

_____________________________               By:________________________________
                                            Print Name: _______________________
                                            Its: ______________________________

                                                         "Tenant"

                                       60

                                                                      SCHEDULE 1

                                DEMISED PREMISES

[To be provided]

                                       61

EXHIBIT B

TRANSITIONAL COMPUTER SERVICES TRANSITIONAL NEEDS

The Transitional Services will include the housing of web and database servers and related equipment currently located in Seller's corporate data center and the following:

ONGOING SUPPORT AND MAINTENANCE

* Continuation of current hardware and software maintenance for all network related equipment owned by Seller and located in Somerset, New Jersey until
Buyer takes over the related maintenance contracts or replaces the equipment
(not to exceed 180 days). This includes the equipment related to the frame relay connection to Seller's Corporate Data Center and Internet connectivity.

* Web and database server hosting and support for a period of 120 days.

* Internet and web server connectivity in current configuration for 120 days.

* Domain name administration for 60 days.

* File server use for 45 days

* Use of existing maintenance contracts for service on existing servers, and desktops, laptops as needed, until Buyer takes over the related maintenance contracts or replaces the equipment (not to exceed 180 days).

* Troubleshooting and repair of any software or hardware problems that may arise with respect to equipment that prohibit day-to-day operation of the Business by
Buyer at 300 Atrium Drive, Somerset, New Jersey 08873.

* System engineer support for all equipment acquired by Buyer and server and desktop equipment still under maintenance contracts where contracts are owned by
Seller. This includes circuit maintenance and repair, firewall changes, virus updates, tape backups.

E-MAIL AND TELEPHONE REDIRECTION

* Phone service in current configuration for 90 days.

* Email services for 90 days. Thereafter, redirection of e-mails directed to employees of the Business or related to the Business to Buyer's e-mail servers .

                                       62

* Support in connection with the transfer of existing Business connections, including the Internet, out of TeamStaff, Inc. corporate facilities.

* Support in connection with the transfer of existing web and payroll production servers from TeamStaff, Inc. corporate locations to Buyer, either to Buyer's data center or a new location, including readdressing of IP addresses for servers and removal of firewall.

* Reprogramming of Somerset PBX to reroute customer calls to Buyer.

ASSETS AND SERVICES TO BE PROVIDED OR TRANSFERRED TO BUYER AS PART OF
TRANSITION:

* All source code for DSi web application and databases.

* Oracle database dump file.

* Listing of all email addresses for DSi.

* Export of DSi staff email boxes.

* Transfer of DSi domain administrative rights.

* Phone lines and phone numbers.

* All virtual machines created for DSi disaster recovery plan.

                                       63

                                                                       EXHIBIT G

                          Buyer's Officer's Certificate

         I, ___________, ____________, of CompuPay, Inc., a Florida corporation
("Buyer"), do hereby certify in the name of and on behalf of the Buyer that (i)
each of the Buyer's representations and warranties contained in Article V of that certain Asset Purchase Agreement, dated as of May 25, 2006, between Buyer and TeamStaff, Inc., a New Jersey corporation, (the "Asset Purchase Agreement"), are true and correct on the date hereof with the same force and effect as if made on the date hereof and (ii) Buyer has performed and complied with the covenants and agreements in the Asset Purchase Agreement required to be performed or complied with by Buyer as of the date hereof.

         IN WITNESS WHEREOF, I have signed this certificate as of May ___, 2006.

                                   COMPUPAY, INC.

                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                       64

                                                                       EXHIBIT H

                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT (this "ESCROW AGREEMENT") is made as of May 31,
2006, by and among TEAMSTAFF, INC, a New Jersey Corporation with a location at
1545 Peachtree Road, NE, Suite 340, Atlanta, Georgia 30309 ("SELLER"); CompuPay,
Inc., a New Jersey Corporation with a location at 3450 Lakeside Drive, Suite
400, Miramar, FL 33027 ("BUYER"); and COLE TAYLOR BANK of Chicago, Illinois (the
"ESCROW AGENT").

         WHEREAS, pursuant to an Asset Purchase Agreement (the "PURCHASE
AGREEMENT") dated May 25, 2006, between Seller and Buyer, the parties have agreed, pursuant to Section 2.01(e) thereof, to place Two Hundred Fifty Thousand
Dollars ($250,000) (the "ESCROW AMOUNT") into escrow, to provide funds for certain potential obligations and understandings and to secure the undertakings, representations and warranties made by Seller, all pursuant to this Escrow
Agreement. Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Purchase Agreement;

         NOW, THEREFORE, in consideration of the promises herein made and the agreements and understandings provided in the Purchase Agreement, the parties hereto agree as follows.

         1. Formation of Escrow Fund. Buyer, on behalf of Seller and in accordance with the provisions of this Escrow Agreement, hereby delivers, and the Escrow Agent hereby acknowledges receipt of the Escrow Amount, and the
Escrow Agent accepts and agrees to maintain the Escrow Amount, separately in an account and such account shall include all interest, dividends and distributions on the Escrow Amount, all in accordance with the terms hereof.

         2. Distributions of Escrow Amount.

                  (a) Subject to Section 2(b) hereof, the Escrow Agent shall distribute the Escrow Amount to Seller at such address or pursuant to such written instructions as may be provided to the Escrow Agent by Seller as follows: (i) One Hundred Twenty-five Thousand Dollars ($125,000) on November 30,
2006, and (ii) the remainder of the Escrow Amount (plus any accrued interest) on
May 31, 2007; provided, however, that in the event the Escrow Agent receives a written notice from Buyer prior to such date certifying that Buyer has claimed a right to indemnification and the amount of such claim in accordance with Section
9.02 of the Purchase Agreement or that Buyer has claimed a right to receive a
Purchase Price Adjustment and the amount of such claim in accordance with
Section 2.03 of the Purchase Agreement which has not been paid in accordance with the Purchase Agreement, the Escrow Agent shall retain and continue to hold on the terms of this Escrow Agreement an amount from the Escrow Account equal to the claimed indemnity or claimed Purchase Price Adjustment that remains due until it receives written notice that such indemnification claim and claim for a
Purchase Price

                                       65

Adjustment has been resolved, in accordance with clause (x) or (y) of Section
2(b) hereof, and shall pay the balance, if any, of the Escrow Account due to
Seller on such date to Seller.

                  (b) Prior to May 31, 2007, the Escrow Agent shall hold the
Escrow Amount in its possession until authorized hereunder to deliver the Escrow
Amount as follows: (x) upon receipt of a certificate, a sample of which is attached hereto as Annex A, requesting the delivery of any portion of the Escrow
Amount as signed on behalf of Buyer, the Escrow Agent shall deliver such portion to Seller or Buyer, as directed in such certificate; or (y) upon receipt of an award or order of a court of competent jurisdiction with respect to payment of all or any portion of the Escrow Amount, the Escrow Agent shall deliver such portion to Seller or Buyer, or as otherwise directed in such award or order.

                  (c) The parties recognize and agree that the amount placed in escrow is not meant to limit the obligations of Seller pursuant to the Purchase
Agreement.

         3. No Duty to Verify. The Escrow Agent shall have neither the duty nor the authority to verify the accuracy of the information contained in the foregoing notices, nor the genuineness of the signatory thereto or the authority of such signatory thereto or the authority of such signatures to execute such notices. Upon the final distribution of all the Escrow Amount pursuant to
Section 2 above, the Escrow Agent shall be deemed to have fully discharged its duties and obligations hereunder, and shall have no further liability or obligation to any party with respect hereto.

         4. Investment of the Escrow Amount. The Escrow Agent shall follow
Buyer's written instructions concerning the permissible investment, reinvestment, purchase and sale of the Escrow Amount. Permissible investments shall be limited to: (i) obligations of the United States government, and (ii)
the Goldman Sachs Financial Square Money Market Fund. All such investments shall have a maturity date no more than 3 days prior to the date contemplated for the payments described in Section 2. Any interest earned on such investments will be added to the Escrow Amount. The Escrow Agent shall report such interest as having been earned by Seller. Quarterly statements shall be sent to Buyer and
Seller.

         5. Additional Limitations on Escrow Amount. No party shall be deemed to have any right, title or interest in or possession of the Escrow Amount, except as provided herein.

         6. The Escrow Agent.

                  (a) Protection of the Escrow Agent. In consideration of this escrow by the Escrow Agent, the parties agree that: (i) the parties may examine the Escrow Amount during normal business hours at the office of the Escrow
Agent; (ii) the Escrow Agent's duties and responsibilities shall be limited to those expressly set forth in this Escrow Agreement, and the Escrow Agent shall not be subject to, nor obligated to recognize, any other agreement between, or direction or instruction of, any or all of the parties hereto even though reference thereto may be made herein; (iii) no assignment of the interest of any party shall be binding upon the Escrow Agent; (iv) in performing its duties hereunder, the Escrow Agent may rely on written statements furnished to it by any officer of Buyer, or any other evidence deemed by the Escrow Agent to be

                                       66

reliable, and shall be entitled to act on the advice of counsel selected by it;
(v) if the Escrow Amount is attached, garnished, or levied upon under the order of any court, or the delivery thereof shall be stayed or enjoined by the order of any court, or any other order, judgment or decree shall be made or entered by any court affecting the Escrow Amount, the Escrow Agent is hereby expressly authorized and instructed to obey and comply with all writs, orders or decrees so entered or issued, whether with or without jurisdiction; the Escrow Agent shall not be liable to any of the parties hereto or their successors by reason of compliance with any such writ, order or decree notwithstanding such writ, order or decree being subsequently reversed, modified annulled, set aside or vacated; (vi) the Escrow Agent may, in its sole and absolute discretion, deposit the Escrow Amount or so much thereof as remains in its hands with the then chief or presiding judge of the Federal District Court whose jurisdiction includes the
County of New Castle, Delaware, and interplead the parties hereto, and upon so depositing such property and filing its complaint in interpleader, it shall be relieved of all liability under the terms hereof as to the property so deposited and shall be entitled to recover in such interpleader action, from the other parties hereto, its reasonable out-of-pocket attorneys' fees and related costs and expenses incurred in commencing and prosecuting such action and furthermore, the parties hereto for themselves, their successors and assigns, do hereby submit themselves to the jurisdiction of said Court and do hereby appoint the then Clerk, or acting Clerk, of said Court as their agent for the service of all process in connection with such proceedings; (vii) in case the Escrow Agent becomes involved in litigation in connection with this Escrow Agreement, it shall have the right to retain counsel, and shall have a lien on the Escrow
Amount for all reasonable out-of-pocket costs, attorneys' fees, charges, disbursements and expenses in connection with such litigation, and shall be entitled to reimburse itself for such expenses out of the Escrow Amount; (viii)
if the Escrow Agent's reasonable fees, costs, expenses, or reasonable out-of-pocket attorneys' fees provided for herein are not promptly paid, the
Escrow Agent, after notice to the parties, shall have the right to sell the property held hereunder; and (ix) notwithstanding anything herein to the contrary, the Escrow Agent shall be under no duty to monitor or enforce compliance by the parties with any term or provision of the Escrow Agreement.

                  (b) New Escrow Agent. If the Escrow Agent shall decline or cease to act as escrow agent, the parties shall mutually agree upon a successor which successor shall be deemed to be the Escrow Agent for all purposes of this
Escrow Agreement. If a successor Escrow Agent has not been appointed and has not accepted such appointment by the end of the 30-day period commencing upon the cessation to act of the Escrow Agent, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent, and the costs, expenses and reasonable attorneys' fees which the Escrow Agent incurs in connection with such a proceeding shall be paid, as provided in Section 6(a)
hereof.

         7. Reimbursement of the Escrow Agent. The fees of the Escrow Agent shall be divided equally between Seller and Buyer.

         8. Miscellaneous.

                  (a) Notices. All notices, demands, or other communications to be given or delivered under or by reason of the provisions of the Escrow
Agreement will be in writing and will be deemed to have been given (i) three days after the date of mailing by registered or

                                       67

certified mail, return receipt requested, or (ii) when personally delivered
(including by Federal Express or other courier service). Notices, demands and communications to the Company, Seller and the Escrow Agent will, unless another address is specified in writing, be sent to the address set forth on the Notices
Schedule attached hereto.

                  (b) Governing Law. The internal law, and not the law of
conflicts, of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Escrow Agreement, and performance of the obligations imposed by this Escrow Agreement.

                  (c) Tax Identification Numbers. Seller represents and warrants that the EIN set forth immediately below its name on the Notices schedule is its accurate Taxpayer Identification Number. Buyer represents and warrants that the
EIN set forth immediately below its name on the Notices schedule is its accurate
Taxpayer Identification Number.

                  (d) Counterparts. This Escrow Agreement may be executed on two or more separate counterparts, each of which will be an original and all of which taken together will constitute one and the same agreement.

                  (e) Successors and Assigns. This Escrow Agreement shall not be assigned by any party and shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

                  (f) Specific Performance. The obligations of the parties
hereto (including the Escrow Agent) are unique in that time is of the essence, and any delay in performance hereunder by any party will result in irreparable harm to the other parties hereto. Accordingly, any party may seek specific performance and/or injunctive relief before any court of competent jurisdiction in order to enforce this Escrow Agreement or to prevent violations of the provisions hereof, and no party shall object to specific performance or injunctive relief as an equitable remedy. The Escrow Agent acknowledges that its obligations, as well as the obligations of Buyer hereunder, are subject to the equitable remedy of specific performance and/or injunctive relief.

                  (g) Amendment, Waiver, etc. This Escrow Agreement shall not be amended, modified, altered or revoked without the prior written consent of the parties, provided that no amendment or modification will be made to Sections 6 or 7 hereof without the written consent of the Escrow Agent.

                  (h) Headings. Section headings used herein are for convenience of reference only and shall not be deemed to constitute a part of this Escrow
Agreement for any other purpose, or to limit, characterize or in any way affect any provision of this Escrow Agreement, and all provisions of this Escrow
Agreement will be enforced as if such headings had not been included herein.

                  (i) No Strict Construction. The parties hereto, other than the
Escrow Agent, hereby expressly acknowledge and agree that the language of this
Escrow Agreement constitutes the mutual intention and understanding of the parties, and that each party hereto has been

                                       68

represented by competent counsel in connection herewith. Accordingly, each party hereto, other than the Escrow Agent, hereby waives any doctrine of strict construction with respect to the interpretation hereof or the resolution of any ambiguities herein, and none of the foregoing shall be resolved against any party as a result of any such doctrine.

                  (j) Complete Agreement. This Escrow Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof, and amends and supersedes any prior understandings and agreements with respect thereto.

                                   * * * * * *

                                       69

         IN WITNESS WHEREOF, the parties have executed this Escrow Agreement on the date first written above.

                                            COMPUPAY, INC.

                                            By:
                                                --------------------------------
                                                Charles W. Lathrop, Jr.
                                                Its President

                                            TEAMSTAFF, INC.

                                            By:
                                                --------------------------------
                                                T. Kent Smith.
                                                Its President

                                            COLE TAYLOR BANK

                                            By:
                                                --------------------------------
                                                Ann Longino
                                                Its Vice President

                                       70

                                     Annex A

                                   Certificate

         I, Charles W. Lathrop, Jr., hereby certify that I am the duly elected
President of CompuPay, Inc. ("Buyer") and that this Certificate is being issued pursuant to Section 2(b)(x) of an Escrow Agreement among Buyer, TeamStaff, Inc.
and Cole Taylor Bank (the "Escrow Agent"). Pursuant to the Escrow Agreement, the
Escrow Agent is authorized to transfer to ______*_______ the sum of $_________
in accordance with the terms of the Escrow Agreement. Such sum shall be sent to
_________*__________ at the address described in the Notices Schedule.

         Dated:

                                                  CompuPay, Inc.

                                                  By
                                                     ---------------------------
                                                     Charles W. Lathrop, Jr.
                                                      Its President

--------------------------------------------

* Insert "Buyer" or "Seller" as appropriate.

                                       71

                                Notices Schedule

T. Kent Smith TeamStaff, Inc.
1545 Peachtree Street, NE
Suite 340
Atlanta, Georgia  30309
Phone:
Fax:
EIN: 22-1899798

CompuPay, Inc.
3450 Lakeside Drive
Suite 400
Miramar, FL 33027
Attention:  Charles W. Lathrop, Jr., President
and Chief Executive Officer
Phone: 800-362-9519, ext 7701
Fax.: 954-874-0599
EIN: 59-2022495

Cole Taylor Bank
Attn:  Ann Longino, Corporate Trust Services
111 West Washington, Suite 650
Chicago, IL  60602
Phone: 312-960-5375
Fax: 312-960-5396

                                       72

SCHEDULES

Accounts                            (ss.4.09)
Customer                            (ss. 4.08)
Excluded Assets                     (ss. 2.01)
Equipment and Fixed Assets          (ss.ss. 2.01, 4.10, 4.11 and 4.12)
Financial Information               (ss. 4.07)
Intellectual Property               (ss.ss. 2.01, 4.13)
General Contracts                   (ss.ss. 2.01, 4.06)
Insurance                           (ss. 4.15)
Leased Property                     (ss.ss. 2.01, 4.07)
Scheduled Employees                 (ss. 4.18)
Authorization                       (ss.ss. 3.01, 4.05)
Related Party Transactions          (ss. 4.21)
Governmental Consents               (ss. 5.04)
Licenses                            (ss. 4.14)

                                       73

Accounts Schedule                      Section 4.09

DSI  PAYROLL SERVICES
---  A DIVISION OF TEAMSTAFF INC.

[ ] PRICE QUOTATION ___________________   [ ] SALES ORDER ____________________
                           DATE                                  DATE

COMPANY INFORMATION:
--------------------

Company Name: ________________________________________________________________

Street: ______________________________________________________________________

City, State & Zip: ___________________________________________________________

Contract Name: _______________________________________________________________

Phone #: _____________________________________________________________________

Fax #: _______________________________________________________________________

Delivery Address (if different): _____________________________________________

                                 _____________________________________________

                                 _____________________________________________

Delivery Phone # (if different): _____________________________________________

Other DSi Payroll Codes:         _____________  _______________  _____________

================================================================================

A. PROCESSING RATES:
--------------------

                                                     BASE           ITEM
                                                     ----           ----
                                                    Per Run       Per Item
                                                   Processed      Processed

Standard Base Charge                               $
                                                   ---------
Multiple Code Base Discount                        ($      )
                                                   ---------
Base Charge                                        $
                                                   ---------
Remote Processing Charge                           $              $
                                                   ---------      ---------
Check Processing Charge                                           $
                                                                  ---------
Check Printing Charge                                             $
                                                                  ---------
Charge per Worksheet Entry                                        $
                                                                  ---------
Check Handling Charge (sign, fold, stuff)          $              $
                                                   ---------      ---------
Direct Deposit                                     $
                                                   ---------
Bank Reconciliation Report                         $
                                                   ---------

TOTAL Processing Charges                           $              $
                                                   =========      =========

New Employee Hire Charge                           $              per New Hire
                                                   ---------

================================================================================

Client Approval ________________________________  Date: ______________________

--------------------------------------------------------------------------------

B. REPORT CHARGES:
------------------

      REPORT             FREQUENCY       SET-UP         BASE           ITEM
      ------             ---------       ------         ----           ----

Union Benefit Reports     Weekly       $              $              $
                                       ---------      ---------      ---------
                          Monthly      $              $              $
                                       ---------      ---------      ---------
Local #3 (J.I.B.)
 Report                   Weekly       $              $              $
                                       ---------      ---------      ---------
Certified (WH-347)        Weekly       $              $              $
                                       ---------      ---------      ---------
Certified (Special)       Weekly       $              $              $
                                       ---------      ---------      ---------
EEO Report                Weekly       $              $              $
                                       ---------      ---------      ---------
                          Monthly      $              $              $
                                       ---------      ---------      ---------
Job Costing               Weekly       $              $              $
                                       ---------      ---------      ---------
                          Monthly      $              $              $
                                       ---------      ---------      ---------
Work-In-Process (WIP)     Weekly       $              $              $
                                       ---------      ---------      ---------
                          Monthly      $              $              $
                                       ---------      ---------      ---------
Report Writer            #             $              $              $
                         ---------     ---------      ---------      ---------
                         #             $              $              $
                         ---------     ---------      ---------      ---------
New Hire Report           Weekly       $              $              $
                                       ---------      ---------      ---------
TOTAL Report Charges      Weekly       $              $              $
                                       =========      =========      =========
                          Monthly      $              $              $
                                       =========      =========      =========

================================================================================

C. QUARTERLY AND YEAR-END CHARGES:
----------------------------------

W-2's (#_________)        $           Base +         $            (per W-2)
                          ---------                  ---------
Quarterly Ledger Cards    $           Base +         $            (per Card)
                          ---------                  ---------
Magnetic Media Tape       $           Federal
                          ---------
                          $           Per State
                          ---------
Tax Filing Service        $           Per Processing*
                          ---------
                                     *Fees billed directly by tax service vendor

================================================================================

D. ONE-TIME CONVERSION CHARGE:
------------------------------

Set-up Charge (_______ Employee Records @ $ __________)              $
                                                                     ---------
Back Tax Set-up (_______ Employee Records @ $ __________)            $
                                                                     ---------
Remote PC Set-up                                                     $
                                                                     ---------
Direct Deposit Set-up (Bank may also charge a fee)                   $
                                                                     ---------
Check Signing Set-up                                                 $
                                                                     ---------
Tax Filing Service Set-up                                            $
                                                                     ---------

================================================================================

DSi Acct. Mgr. _________________________________  Date: ______________________

--------------------------------------------------------------------------------

E. PICK UP AND DELIVERY:
------------------------

Pick Up Charge (per pick up)                                         $
                                                                     ---------
Delivery Charge (per delivery)                                       $
                                                                     ---------
================================================================================

F. ESTIMATED CHARGES:
---------------------

Base Charge (From A)                                                 $
                                                                     ---------
Each Pay Processed (From A) _____ @ $ _____ each                     $
                                                                     ---------
Report Charges (_________ Reports Weekly Base)                       $
                                                                     ---------
       (_______ Items $ ________ per item Weekly)                    $
                                                                     ---------
Delivery and/or Pick-Up Charges                                      $
                                                                     ---------
Other Charges __________________________________________________     $
                                                                     ---------
Other Charges __________________________________________________     $
                                                                     ---------
Processing Charge per Payroll                                        $
                                                                     ---------
Total Monthly Charges                                                $
                                                                     ---------
Processing Charges X ________ Payrolls per Year                      $
                                                                     ---------
Monthly Charges X 12                                                 $
                                                                     ---------
Estimated Quarterly and Year-End Charges                             $
                                                                     ---------
TOTAL Estimated Annual Charges                                       $
                                                                     =========

================================================================================

NOTES:
------
______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

================================================================================

PRICE GUARANTEE AND TERMS:
--------------------------

Prices are guaranteed for the first 12 months assuming no charges in requirements, specifications or volume. Thereafter, price changes are subject to
30 days notice. Payments to DSi for services are due within 10 days from customer receipt of invoice. Bills over 30 days old will be subject to an interest charge at the prevailing interest rate. These prices are valid for 30 days following the date below.
================================================================================

CLIENT CODE _______________________    CUSTOMER NUMBER _______________________

--------------------------------------------------------------------------------

          WHITE - CLIENT  YELLOW - ACCOUNTING  PINK - SALES ADMINISTRATOR
                             GOLD - ACCOUNT MANAGER

Customer Schedule                      Section 4.08

                                                     ACCOUNTS/CUSTOMERS

                               PROCESSING
   CODE       INPUT TYPE        FREQUENCY      TAX SERVICE    DIRECT DEPOSIT  DIRECT DEBIT   OTHER SERVICES
---------------------------------------------------------------------------------------------------------------

   AAARS      Web Remote         WEEKLY             N               Y               N
   AAHCO        Fax In           WEEKLY             N               N               N
   AARON        Fax In           WEEKLY             N               N               N
   ABAEX      Web Remote         WEEKLY             Y               N               N
   ABAXC      Web Remote         WEEKLY             Y               N               Y
   ABAXI      Web Remote         WEEKLY             Y               N               N
   ABSEL      Web Remote         WEEKLY             Y               N               N
   ACASS        Fax In           WEEKLY             Y               N               N
   ACCST      Web Remote         WEEKLY             Y               Y               Y
   ACELE        Fax In           WEEKLY             N               N               N
   ACMCO      Web Remote         WEEKLY             Y               N               N
   ACMER       Call In         BI-WEEKLY            Y               Y               N
   ACORP        Fax In           WEEKLY             Y               N               Y
   ACPEE        Fax In           WEEKLY             Y               N               Y
   ACTEL      Web Remote         WEEKLY             Y               Y               Y
   ACTIV       Call In           WEEKLY             N               N               Y
   ADAMS        Fax In           WEEKLY             Y               N               N
   ADCCO        Fax In           WEEKLY             Y               N               N
   ADCPR       Call In        SEMI-MONTHLY          Y               Y               N
   ADEMA      Web Remote         WEEKLY             N               N               Y
   ADMCO      Web Remote         WEEKLY             Y               N               Y
   ADMOC        Fax In           WEEKLY             Y               N               N
   ADVAN       Call In           WEEKLY             Y               Y               N
   AEGIS      Web Remote         WEEKLY             Y               N               Y
   AFFRD       Call In           WEEKLY             Y               N               N
   AFIRE       Call In           WEEKLY             Y               Y               N
   AGDEM        Remote           WEEKLY             Y               N               Y
   AIRTC        Fax In           WEEKLY             N               Y               N
   AJFAS       Call In        SEMI-MONTHLY          Y               N               N
   AKEXC       Call In           WEEKLY             Y               N               Y
   AKING        Fax In           WEEKLY             N               N               N
   ALATR        Fax In           WEEKLY             Y               N               Y
   ALBAD       Pick up           WEEKLY             N               N               N              AP
   ALBIN      Web Remote         WEEKLY                                             N
   ALBRO        Fax In           WEEKLY             Y               N               N
   ALLNY        Fax In           WEEKLY             N               N               Y
   ALLST        Fax In           WEEKLY             Y               N               N
   ALOEL        Fax In           WEEKLY             N               N               N
   ALSEI        Fax In           WEEKLY             Y               Y               N
   AMAND        Fax In           WEEKLY             Y               N               N
   AMAST        Fax In           WEEKLY             Y               N               Y
   AMCEL        Fax In           WEEKLY             N               N               N
   AMKAY      Web Remote         WEEKLY             Y               N               Y
   AMMAS      Web Remote         WEEKLY             Y               N               Y
   AMORU        Fax In           WEEKLY             Y               N               N
   AMT03         Fax             WEEKLY             N               N               N
   ANCCN        Fax In           WEEKLY             N               N               N
   ANDEL      Web Remote         WEEKLY             Y               Y               Y
   ANGEL        Fax In           WEEKLY             Y               N               N
   APACO        Fax In           WEEKLY             N               N               N
   APCLA       Call In        SEMI-MONTHLY          Y               N               Y
   APPEL        Fax In           WEEKLY             Y               N               N
   APPJU       Call In        SEMI-MONTHLY          Y               N               Y
   APPLL      Web Remote         WEEKLY             Y               N               N
   AQUCO        Fax In           WEEKLY             Y               N               N
   ARARC        Fax In           WEEKLY             N               N               N
   ARARI        Fax In           WEEKLY             N               Y               N
   ARASC        Fax In           WEEKLY             N               N               N
   ARCHE        Fax In           WEEKLY             N               N               N
   ARDIA        Fax In           WEEKLY             Y               Y               N
   AREXC       Call In           WEEKLY             Y               N               N
   ARFOU      Web Remote       BI-WEEKLY            Y               N               N
   ARISM      Web Remote         WEEKLY             Y               N               Y
   ARSIM      Web Remote         WEEKLY             Y               Y               Y
   ARTEL      Web Remote         WEEKLY             N               N               N
   ARTIC      Web Remote         WEEKLY             Y               N               N
   ASDOJ       Call In        SEMI-MONTHLY          Y               Y               N
   ASDOY       Call In        SEMI-MONTHLY          Y               Y               N
   ASELC       Call In           WEEKLY             Y               Y               Y
   ASKCO        Fax In           WEEKLY             Y               N               N
   ASPLA       Call In           WEEKLY             Y               Y               Y
   ASR03       Call In           WEEKLY             Y               Y               N
   ASR25        Fax In           WEEKLY             Y               N               N
   ATCOC      Web Remote         WEEKLY             Y               N               Y
   ATEQR      Web Remote         WEEKLY             Y               Y               Y
   ATHLE      Web Remote         WEEKLY             Y               N               N
   ATJEL      Web Remote         WEEKLY             Y               Y               Y
   ATLIN      Web Remote         WEEKLY             Y               Y               N
   ATLLI      Web Remote         WEEKLY             Y               Y               N
   ATOCO        Fax In           WEEKLY             N               N               N
   AUREL        Fax In           WEEKLY             Y               N               N
   AVALA       Pick Up           WEEKLY             Y               N               N
   AVDCO        Fax In           WEEKLY             Y               N               N
   AXOEL        Fax In           WEEKLY             N               N               N
   BACEL       Call In           WEEKLY             Y               N               N
   BACON      Web Remote         WEEKLY             Y               N               N
   BALLT       Call In           WEEKLY             Y               Y               N
   BALON        Fax In           WEEKLY             N               N               N
   BARAS       Call In        SEMI-MONTHLY          Y               N               N
   BARBA       Call In           WEEKLY             N               N               N
   BAREL        Fax In           WEEKLY             Y               N               N
   BARRY       Call In         BI-WEEKLY            Y               Y               N
   BARTH      Web Remote         WEEKLY             Y               N               N
   BASSP      Web Remote         WEEKLY             Y               N               Y
   BBGAR         Fax            MONTHLY             N               N               Y
   BDREA        Fax In         BI-WEEKLY            Y               N               N
   BEAVR      Web Remote         WEEKLY             N               Y               N
   BEDCC       Call In           WEEKLY             Y               Y               Y
   BEDCO        Fax In           WEEKLY             N               N               N
   BEERS        Fax In           WEEKLY             N               N               N
   BEGAT        Fax In           WEEKLY             N               N               N
   BELWA        Fax In           WEEKLY             Y               N               N
   BENCH       Call In         BI-WEEKLY            Y               N               N
   BEULA       Call In           WEEKLY             N               N               N
   BEYON        Fax In           WEEKLY             Y               N               N
   BGELC      Web Remote         WEEKLY             N               Y               N
   BGELI      Web Remote         WEEKLY             N               Y               N
   BGLI2      Web Remote         WEEKLY             N               Y               N
   BGORG      Web Remote         WEEKLY             N               Y               N
   BGRES      Web Remote         WEEKLY             Y               N               Y
   BIGMA        Fax In           WEEKLY             Y               N               N
   BLAIN      Web Remote         WEEKLY             N               N               N
   BLTEL       Call In           WEEKLY             Y               Y               Y
   BMSEL        Fax In           WEEKLY             Y               N               N
   BNVCO       Call In         BI-WEEKLY            Y               N               Y
   BNVIN       Call In           WEEKLY             Y               N               Y
   BOBCT      Web Remote       BI-WEEKLY            Y               Y               Y
   BOBFL      Web Remote       BI-WEEKLY            Y               Y               Y
   BOREN       Call In           WEEKLY             Y               N               N
   BOROI        Fax In           WEEKLY             Y               Y               Y
   BR140        Fax In           WEEKLY             Y               Y               N
   BRAST       Call In           WEEKLY             Y               N               N
   BREEZ        Fax In           WEEKLY             Y               N               N
   BREGO      Web Remote         WEEKLY             Y               Y               N
   BRENA        Fax In           WEEKLY             Y               N               N
   BRENC      Web Remote       BI-WEEKLY            Y               N               Y
   BRIAN      Web Remote         WEEKLY             Y               Y               N
   BRIDX      Web Remote         WEEKLY             Y               Y               Y
   BRIGI       Call In           WEEKLY             N               N               N
   BRIPA      Web Remote         WEEKLY             Y               Y               N
   BRITR      Web Remote         WEEKLY             Y               Y               N
   BROCO        Fax In           WEEKLY             Y               N               N
   BRORD        Fax In         BI-WEEKLY            Y               N               N
   BRRCO      Web Remote         WEEKLY             Y               N               N
   BRUCE       Pick Up           WEEKLY             Y               Y               N
   BSCON      Web Remote         WEEKLY             Y               N               N
   BUIEX       Call In        SEMI-MONTHLY          Y               N               N
   BUILD      Web Remote         WEEKLY             Y               N               N
   BUIMR        Fax In           WEEKLY             Y               N               Y
   BULLD        Fax In           WEEKLY             N               N               N
   BURT2        Fax In           WEEKLY             N               N               N
   BURTI        Fax In           WEEKLY             N               N               N
   C6070       Call In           WEEKLY             Y               N               Y
   CAHCO       Call In           WEEKLY             Y               N               N
   CALAS        Fax In           WEEKLY             N               N               N
   CALEC        Fax In           WEEKLY             Y               N               N
   CALGI        Fax In           WEEKLY             N               N               N
   CALLE       Call In           WEEKLY             Y               N               N
   CALVM        Remote           WEEKLY             Y               N               N
   CAMCO        Fax In         BI-WEEKLY            Y               Y               Y
   CAMPU        Fax In           WEEKLY             Y               N               Y
   CANDO      Web Remote         WEEKLY             Y               Y               Y
   CANEL        Fax In           WEEKLY             N               N               Y
   CAPSY      Web Remote         WEEKLY             N               Y               N
   CARAB      Web Remote         WEEKLY             Y               N               Y
   CAREL       Call In           WEEKLY             Y               N               N
   CARLE        Fax In           WEEKLY             Y               N               N
   CAROC        Fax In           WEEKLY             N               N               Y
   CARSH       Call In           WEEKLY             Y               Y               Y
   CARSU        Fax In           WEEKLY             N               N               N
   CAUSE      Web Remote         WEEKLY             Y               N               Y
   CBROS       Call In           WEEKLY             Y               Y               Y
   CCCAR        Fax In           WEEKLY             Y               Y               N
   CCCOR        Fax In           WEEKLY             Y               N               N
   CCNJI      Web Remote         WEEKLY             Y               Y               N
   CDCVS      Web Remote        MONTHLY             Y               Y               N
   CDRYW      Web Remote         WEEKLY             Y               N               Y
   CENEX        Fax In          MONTHLY             Y               N               N
   CENJW      Web Remote         WEEKLY             Y               Y               N
   CENPA      Web Remote         WEEKLY             Y               Y               Y
   CENTE      Web Remote         WEEKLY             Y               Y               N
   CERFC        Fax In           WEEKLY             N               N               N
   CFIRE        Fax In          MONTHLY             Y               Y               Y
   CHATS       Call In           WEEKLY             Y               N               N
   CHLEQ      Web Remote         WEEKLY             Y               Y               Y
   CHUNG      Web Remote         WEEKLY             Y               N               Y
   CIA02        Fax In           WEEKLY             Y               N               N
   CIASS        Fax In           WEEKLY             Y               N               N
   CIOIN      Web Remote         WEEKLY             Y               N               Y
   CIREG      Web Remote         WEEKLY             Y               N               N
   CIRUS        Fax In           WEEKLY             Y               N               N
   CITYW      Web Remote         WEEKLY             Y               N               Y
   CIVCO      Web Remote         WEEKLY             N               N               N
   CIVET      Web Remote         WEEKLY             N               N               N
   CIVJV      Web Remote         WEEKLY             Y               Y               N
   CIWID      Web Remote         WEEKLY             Y               N               Y
   CKFOC      Web Remote         WEEKLY             Y               N               Y
   CLASY        Fax In           WEEKLY             Y               Y               N
   CLAYF        Fax In         BI-WEEKLY            Y               Y               N
   CLCON        Fax In           WEEKLY             Y               Y               N
   CLEAN      Web Remote         WEEKLY             Y               Y               Y
   CLEBR        Fax In           WEEKLY                                             N
   CLIUN      Web Remote         WEEKLY             N               N               N
   CMECO        Fax In           WEEKLY             Y               N               N
   CMICO      Web Remote         WEEKLY             Y               N               N
   CMPCO       Call In           WEEKLY             N               N               N
   CMSSI        Fax In           WEEKLY             Y               N               N
   CNCOO        Fax In           WEEKLY             Y               N               N
   CNMAN      Web Remote         WEEKLY             Y               N               Y
   CNVBR      Web Remote         WEEKLY             N               N               Y
   COELC      Web Remote         WEEKLY             N               N               Y
   COLIN       Call In           WEEKLY             N               N               N
   COLLC      Web Remote         WEEKLY             Y               Y               Y
   COMPR      Web Remote         WEEKLY             Y               Y               Y
   CONCO        Fax In           WEEKLY             Y               N               N
   CONE3        Fax In           WEEKLY             N               N               N
   CONFD      Web Remote         WEEKLY             Y               Y               N
   CONIN        Fax In           WEEKLY             Y               N               Y
   CONLC        Fax In           WEEKLY             Y               N               Y
   CONPR        Fax In           WEEKLY             N               N               N
   CONSE      Web Remote         WEEKLY             Y               N               N
   CONTI        Fax In           WEEKLY             N               N               N
   COREP        Fax In         BI-WEEKLY            N               N               N
   CORNR        Fax In           WEEKLY             Y               N               N
   CPART      Web Remote         WEEKLY             Y               Y               N
   CPEGI        Fax In           WEEKLY             Y               N               N
   CPMBU      Web Remote         WEEKLY             Y               Y               Y
   CRANB       Call In           WEEKLY             Y               Y               Y
   CRCCI        Fax In           WEEKLY             Y               N               N
   CREDR       Call In           WEEKLY             Y               N               Y
   CRLLC      Web Remote         WEEKLY             Y               N               N
   CROPS       Call In           WEEKLY             Y               N               Y
   CTCII      Web Remote         WEEKLY             Y               Y               Y
   CUTTE        Fax In         BI-WEEKLY            Y               N               N
   DAIDI      Web Remote         WEEKLY             Y               N               Y
   DAIDO        Fax In           WEEKLY                                             N
   DANCO        Fax In           WEEKLY             Y               Y               N
   DANIE      Web Remote         WEEKLY             N               N               N
   DARCO      Web Remote         WEEKLY             Y               N               Y
   DAURI      Web Remote         WEEKLY             N               N               N
   DAVID        Fax In           WEEKLY             N               N               N
   DCLLC        Fax In           WEEKLY             Y               N               N
   DDELE        Fax In           WEEKLY             Y               N               N
   DDLEN        Fax In           WEEKLY             Y               N               N
   DEAEL       Call In           WEEKLY             N               N               N
   DEAL2       Call In           WEEKLY             N               N               N
   DEAL3       Call In           WEEKLY             N               N               N
   DEALP       Pick Up           WEEKLY             N               N               N
   DEBCO      Web Remote         WEEKLY             Y               N               N
   DELMA      Web Remote         WEEKLY             N               N               N
   DELPH        Fax In           WEEKLY             N               N               N
   DELUX        Fax In           WEEKLY             N               N               N
   DENEL      Web Remote         WEEKLY             Y               Y               Y
   DEPOT      Web Remote         WEEKLY             Y               Y               N
   DESWE       Call In         BI-WEEKLY            Y               N               Y
   DEWCC      Web Remote         WEEKLY             N               N               N
   DIAIN      Web Remote         WEEKLY             Y               N               N
   DIERK        Fax In           WEEKLY             N               N               N
   DIFAM        Remote           WEEKLY             N               Y               N
   DIFER       Call In         BI-WEEKLY            Y               N               N
   DIGPI       Call In           WEEKLY             Y               N               N
   DIMDY      Web Remote         WEEKLY             Y               N               N
   DINOR        Fax In           WEEKLY             N               N               N
   DJCOS      Web Remote         WEEKLY             Y               Y               Y
   DJMEC      Web Remote         WEEKLY             Y               Y               Y
   DKCON        Fax In           WEEKLY             Y               N               N
   DKWAR        Fax In           WEEKLY             Y               N               N
   DLB02      Web Remote         WEEKLY             N               N               Y
   DLOFT       Call In           WEEKLY             Y               Y               Y
   DMELE      Web Remote         WEEKLY             Y               N               N
   DMGMT        Fax In           WEEKLY             Y               N               N
   DNCON        Fax In           WEEKLY             N               N               N
   DOBCO      Web Remote         WEEKLY             N               N               Y
   DOCED       Call In         BI-WEEKLY            N               N               N
   DORIA        Fax In           WEEKLY             N               N               Y
   DPFIN       Call In          MONTHLY             Y               N               N
   DRCAL       Call In         BI-WEEKLY            Y               N               N
   DRGMS       Call In         BI-WEEKLY            Y               Y               N
   DRUCK      Web Remote       BI-WEEKLY            Y               N               Y
   DSABA      Web Remote         WEEKLY             Y               N               N
   DUNSK       Call In           WEEKLY             Y               N               N
   DVS02       Pick Up         BI-WEEKLY            Y               N               N
   DVS03       Pick Up         BI-WEEKLY                                            N
   DVS04       Pick Up         BI-WEEKLY            Y               N               N
   DVS05       Pick Up         BI-WEEKLY            Y               N               N
   DVS07       Pick up         BI-WEEKLY            Y               N               N
   DVS10       Pick Up         BI-WEEKLY                                            N
   DVS11       Pick up         BI-WEEKLY            Y               N               N
   DVS12       Pick up         BI-WEEKLY            Y               N               N
   DYNPR        Fax In           WEEKLY             N               N               N
   EACOA        Fax In           WEEKLY             Y               N               Y
   EARCO      Web Remote         WEEKLY             Y               N               Y
   EATEC      Web Remote         WEEKLY             Y               Y               Y
   EATEL        Fax In           WEEKLY             Y               N               N
   ECHAZ        Fax In           WEEKLY             Y               N               Y
   EDIEQ      Web Remote         WEEKLY             Y               Y               N
   EELEC      Web Remote         WEEKLY             Y               N               N
   EGGEL      Web Remote         WEEKLY             Y               Y               N
   EICAS      Web Remote         WEEKLY                                             N
   ELDER        Fax In           WEEKLY             Y               N               N
   ELIND       Pick Up           WEEKLY             N               Y               N
   ELSOL      Web Remote         WEEKLY             N               Y               N
   ELTIN      Web Remote         WEEKLY             Y               Y               Y
   EMCIW      Web Remote         WEEKLY             Y               N               N
   EMMYI      Web Remote         WEEKLY             N               N               Y
   EMPCO      Web Remote         WEEKLY             Y               Y               Y
   EMPIL       Call In           WEEKLY             N               N               N
   EMPIR       Pick Up           WEEKLY             Y               N               N
   ENDEY        Fax In           WEEKLY             N               N               N
   ENGPA      Web Remote         WEEKLY             Y               N               N
   ENLEA      Web Remote         WEEKLY             Y               N               N
   ENVOY        Fax In         BI-WEEKLY            Y               N               N
   EQUIP        Fax In           WEEKLY             Y               N               N
   EQUOF        Fax In           WEEKLY             Y               N               N
   ERRIC      Web Remote         WEEKLY             Y               Y               Y
   EUROP       Call In           WEEKLY             Y               N               Y
   EVERE        Fax In           WEEKLY             N               N               N
   EVERP      Web Remote       BI-WEEKLY            Y               Y               Y
   EVERU      Web Remote         WEEKLY             Y               Y               Y
   EWG01       Pick Up           WEEKLY             Y               N               N
   EWG02       Pick Up           WEEKLY             Y               N               N
   EWG04       Pick Up           WEEKLY             Y               N               N
   EWG05       Pick Up           WEEKLY             Y               N               N
   EWG06       Pick Up           WEEKLY             Y               N               N
   EWG07       Pick Up           WEEKLY             Y               N               N
   EWG08       Pick Up           WEEKLY             Y               N               N
   EWG09       Pick Up           WEEKLY             Y               N               N
   EWG10       Pick Up           WEEKLY             Y               N               N
   EXREL        Fax In           WEEKLY             Y               N               Y
   EYENJ       Call In           WEEKLY             Y               N               Y
   EYEST       Call In           WEEKLY             Y               N               Y
   EZECO      Web Remote         WEEKLY             Y               N               Y
   FARHE       Call In           WEEKLY             Y               Y               Y
   FECON      Web Remote         WEEKLY             Y               Y               Y
   FERCC      Web Remote         WEEKLY             Y               Y               Y
   FERMA      Web Remote         WEEKLY             Y               Y               Y
   FIRCO        Fax In           WEEKLY             Y               N               Y
   FIVCG       Call In           WEEKLY             N               N               N
   FIVES      Web Remote         WEEKLY             N               N               N
   FJSSE      Web Remote         WEEKLY             Y               N               Y
   FLEDE       Call In           WEEKLY             N               N               Y
   FLEEL        Fax In           WEEKLY             N               N               N
   FMCEL        Fax In           WEEKLY             Y               Y               N
   FORSA      Web Remote         WEEKLY             Y               N               N
   FOUCO      Web Remote         WEEKLY             Y               Y               N
   FRANC      Web Remote         WEEKLY             Y               Y               N
   FRATC      Web Remote         WEEKLY             Y               N               Y
   FRATE      Web Remote         WEEKLY             Y               N               Y
   FREDG      Web Remote         WEEKLY             N               Y               N
   FRI07      Web Remote         WEEKLY             Y               Y               N
   FRI11      Web Remote         WEEKLY             Y               Y               N
   FRI92      Web Remote         WEEKLY             Y               Y               N
   FRITC      Web Remote         WEEKLY             Y               Y               N
   GABST      Web Remote         WEEKLY             Y               N               N
   GALCI       Call In         BI-WEEKLY            Y               N               N
   GALEL      Web Remote         WEEKLY             Y               Y               Y
   GARCC      Web Remote         WEEKLY             N               N               N
   GARFA      Web Remote         WEEKLY             Y               N               N
   GARGU      Web Remote         WEEKLY             N               N               N
   GARNU      Web Remote         WEEKLY             Y               N               Y
   GARRS      Web Remote         WEEKLY             Y               N               Y
   GARTE      Web Remote         WEEKLY             Y               N               Y
   GATEI        Fax In           WEEKLY             N               N               N
   GATEW        Fax In           WEEKLY             Y               Y               N
   GBIIN      Web Remote         WEEKLY             Y               N               Y
   GBSOU      Web Remote         WEEKLY             Y               Y               Y
   GCDMW        Fax In           WEEKLY             Y               N               N
   GCOMM       Call In          MONTHLY             Y               N               N
   GDCON        Fax In           WEEKLY             Y               N               Y
   GECON      Web Remote         WEEKLY             Y               N               N
   GEGEL      Web Remote         WEEKLY             Y               Y               Y
   GEMFI        Fax In         BI-WEEKLY            Y               N               N
   GENPL       Call In           WEEKLY             N               N               Y
   GESTF        Fax In           WEEKLY             Y               N               N
   GFAST        Fax In           WEEKLY             N               N               N
   GIBCO      Web Remote         WEEKLY             Y               N               N
   GIPSY      Web Remote         WEEKLY             Y               Y               Y
   GLEND       Call In           WEEKLY             N               N               N
   GMAEL      Web Remote         WEEKLY             N               Y               N
   GOLDI       Call In           WEEKLY             N               N               N
   GOTHM      Web Remote         WEEKLY             Y               N               Y
   GOTLI        Fax In           WEEKLY             N               N               N
   GOTTE        Fax In           WEEKLY             Y               N               N
   GRAEL      Web Remote         WEEKLY             N               N               N
   GRAIN       Pick Up           WEEKLY             Y               N               N
   GRAMC        Fax In           WEEKLY             N               N               N
   GRARD        Fax In           WEEKLY             N               N               N
   GREEN        Fax In           WEEKLY             N               Y               N
   GREJA      Web Remote       BI-WEEKLY            Y               Y               Y
   GRENA        Fax In           WEEKLY             Y               N               N
   GRESD      Web Remote         WEEKLY             Y               N               Y
   GTLCO      Web Remote         WEEKLY             Y               Y               N
   GUMMS       Call In         BI-WEEKLY            Y               Y               N
   H1140       Call In           WEEKLY             Y               N               N
   H1470       Call In           WEEKLY             Y               Y               N
   H1478       Call In           WEEKLY             Y               Y               N
   H1640        Fax In           WEEKLY             N               N               N
   H2265       Call In           WEEKLY             Y               Y               N
   H2266        Fax In           WEEKLY             Y               N               N
   H2267        Fax In           WEEKLY             Y               N               N
   H2632       Call In           WEEKLY             N               N               N
   H4310        Fax In           WEEKLY             N               N               N
   HAFCO        Fax In           WEEKLY             Y               N               N
   HAHRC       Call In           WEEKLY             Y               Y               Y
   HAMAU       Call In           WEEKLY             Y               N               Y
   HARAE      Web Remote         WEEKLY             N               N               Y
   HAREL        Fax In           WEEKLY             N               N               N
   HARLE        Fax In           WEEKLY             N               N               N
   HARPA      Web Remote         WEEKLY             Y               N               Y
   HEACO      Web Remote         WEEKLY             Y               N               N
   HEAVY        Fax In           WEEKLY             Y               N               N
   HENCO      Web Remote         WEEKLY             Y               N               N
   HGINC        Fax In           WEEKLY             Y               Y               N
   HHMAS       Pick Up           WEEKLY             Y               N               N
   HIGTE        Fax In           WEEKLY             Y               N               N
   HILTN       Call In          MONTHLY             Y               N               Y
   HLELE      Web Remote         WEEKLY             Y               N               N
   HLENJ      Web Remote         WEEKLY             Y               Y               N
   HOMES       Call In         BI-WEEKLY            Y               N               N
   HOOKR        Fax In           WEEKLY             N               N               N
   HORZN      Web Remote       BI-WEEKLY            N               N               N
   HPDES        Fax In           WEEKLY             Y               N               N
   HUBIC        Fax In           WEEKLY             Y               N               Y
   HUELE        Fax In           WEEKLY             N               N               N
   HUTCH        Fax In           WEEKLY             Y               N               N
   HYPOL       Call In           WEEKLY             N               N               N
   HYUND       Call In          MONTHLY             Y               Y               N
   IANCO        Fax In           WEEKLY             Y               Y               N
   ICONE      Web Remote         WEEKLY             Y               Y               Y
   IDEAL      Web Remote         WEEKLY             Y               Y               Y
   IMDEV        Fax In           WEEKLY             Y               N               N
   IMPPL       Call In           WEEKLY             Y               N               Y
   INCAP      Web Remote         WEEKLY             Y               N               Y
   INCHE      Web Remote         WEEKLY             Y               N               Y
   INCOE      Web Remote         WEEKLY             Y               Y               N
   INCON      Web Remote         WEEKLY             Y               Y               Y
   INDES      Web Remote         WEEKLY             Y               N               N
   INNER      Web Remote         WEEKLY             N               N               N
   INPLA      Web Remote         WEEKLY             Y               N               Y
   INPOO      Web Remote         WEEKLY             Y               N               Y
   INTAL        Fax In           WEEKLY             Y               N               N
   INTEG        Remote           WEEKLY             Y               N               N
   IROIR        Fax In           WEEKLY             Y               N               Y
   IRONE      Web Remote         WEEKLY             Y               N               Y
   IRONM      Web Remote         WEEKLY             Y               N               Y
   ISCHC       Call In           WEEKLY             Y               N               Y
   ISSPA       Call In           WEEKLY             Y               N               N
   ISTAP       Call In           WEEKLY             Y               N               N
   JACBS        Fax In           WEEKLY             Y               N               Y
   JACKS        Fax In           WEEKLY             N               N               N
   JACME      Web Remote       BI-WEEKLY            Y               N               Y
   JACON      Web Remote         WEEKLY             N               N               Y
   JADET        Fax In           WEEKLY             Y               N               Y
   JAFEQ       Call In           WEEKLY             Y               N               N
   JAHA2        Fax In         BI-WEEKLY            Y               N               Y
   JAMS2      Web Remote         WEEKLY             Y               N               N
   JBCOR      Web Remote         WEEKLY             N               N               N
   JBINC      Web Remote         WEEKLY             Y               N               Y
   JBING       Call In           WEEKLY             N               N               N
   JBROS        Fax In           WEEKLY             N               N               N
   JDCON        Fax In           WEEKLY             Y               N               N
   JEIND        Fax In           WEEKLY             Y               N               Y
   JELBP       Call In           WEEKLY             Y               N               N
   JFMAN        Fax In           WEEKLY             Y               N               N
   JFMFL        Fax In           WEEKLY             Y               Y               N
   JGELE      Web Remote         WEEKLY             Y               N               N
   JHECO       Call In           WEEKLY             N               N               N
   JJCCC        Fax In           WEEKLY             N               N               N
   JJROS      Web Remote         WEEKLY             N               N               N
   JLEFP      Web Remote         WEEKLY             Y               N               Y
   JLEIN      Web Remote         WEEKLY             Y               N               Y
   JLEN1      Web Remote         WEEKLY             Y               N               Y
   JLTEQ      Web Remote         WEEKLY             N               N               N
   JMELE      Web Remote         WEEKLY             Y               N               N
   JNTLE         Fax             WEEKLY             N               N               N
   JOHNC      Web Remote         WEEKLY             Y               N               Y
   JOHNM      Web Remote         WEEKLY             Y               N               Y
   JOMED        Fax In           WEEKLY             Y               N               N
   JOMEL      Web Remote         WEEKLY             Y               N               Y
   JRDEL        Fax In           WEEKLY             Y               Y               N
   JRREY        Fax In           WEEKLY             N               N               N
   JRWAS      Web Remote         WEEKLY             N               N               N
   JSTAR        Fax In           WEEKLY             Y               Y               Y
   JSTR2        Fax In           WEEKLY             Y               Y               Y
   JTHWC        Fax In           WEEKLY             Y               N               N
   JUNPI       Call In           WEEKLY             Y               N               N
   JUSEL      Web Remote         WEEKLY             Y               Y               N
   KAFKA        Fax In           WEEKLY             Y               Y               N
   KATCO        Remote           WEEKLY             N               Y               N
   KCI02      Web Remote         WEEKLY             Y               N               N
   KCI03      Web Remote         WEEKLY             Y               N               N
   KECON      Web Remote         WEEKLY             Y               N               Y
   KEMSC        Fax In           WEEKLY             Y               N               N
   KENMA        Fax In           WEEKLY             N               N               N
   KEYEN       Call In           WEEKLY             Y               N               Y
   KIDDI        Fax In         BI-WEEKLY            Y               N               N
   KINEL      Web Remote         WEEKLY             N               N               N
   KINGC        Fax In           WEEKLY             Y               N               Y
   KISOF      Web Remote        MONTHLY             Y               Y               N
   KLEAR       Call In           WEEKLY             N               N               N
   KLEEL        Fax In           WEEKLY             N               N               N
   KMELE        Fax In           WEEKLY             N               N               Y
   KNIMA       Pick Up           WEEKLY             Y               Y               N
   KNIOF       Pick Up           WEEKLY             Y               Y               N
   KOCCO        Fax In           WEEKLY             N               N               N
   KRELE       Call In           WEEKLY             N               N               N
   KRFSD        Fax In           WEEKLY             N               N               Y
   KRSWI        Fax In           WEEKLY             N               N               N
   KRYTN      Web Remote       BI-WEEKLY            Y               Y               Y
   KTCCO       Call In           WEEKLY             Y               N               Y
   LABCO        Fax In           WEEKLY             N               Y               N
   LADIS        Fax In         BI-WEEKLY            Y               N               Y
   LADPP        Fax In         BI-WEEKLY            Y               N               Y
   LAGR2        Fax In           WEEKLY             N               N               N
   LALLC        Fax In           WEEKLY             Y               N               N
   LAMPP        Fax In           WEEKLY             Y               N               Y
   LANCO        Fax In           WEEKLY             Y               N               N
   LANEL        Fax In           WEEKLY             Y               N               N
   LAPOM        Fax In           WEEKLY             Y               Y               Y
   LAQGR        Fax In           WEEKLY             N               N               N
   LAQIC        Fax In           WEEKLY             N               N               N
   LASPE        Fax In           WEEKLY             N               N               N
   LATCO        Fax In           WEEKLY             Y               N               Y
   LAWNR       Pick Up           WEEKLY             Y               N               N
   LAWSC        Fax In           WEEKLY             Y               Y               N
   LAZYB       Call In         BI-WEEKLY            N               N               N
   LBELE        Fax In           WEEKLY             N               Y               N
   LBIIN        Fax In           WEEKLY             Y               N               Y
   LE342       Call In           WEEKLY             Y               N               N
   LEG03      Web Remote         WEEKLY             Y               N               N
   LEGEN      Web Remote         WEEKLY             Y               Y               N
   LEHRC        Remote           WEEKLY             Y               Y               N
   LEMCO        Fax In           WEEKLY             Y               Y               N
   LEMIC        Fax In           WEEKLY             Y               Y               N
   LEVES        Fax In           WEEKLY             N               N               N
   LEVIN        Remote           WEEKLY             N               N               N
   LGCOI      Web Remote         WEEKLY             Y               Y               Y
   LIAMC        Fax In           WEEKLY             Y               N               N
   LIBCO      Web Remote         WEEKLY             N               N               N
   LIBIN        Remote           WEEKLY             Y               N               N
   LIBLC      Web Remote         WEEKLY             N               N               N              AP
   LIC25      Web Remote         WEEKLY             Y               N               N
   LICCP        Fax In           WEEKLY             Y               N               Y
   LICEL      Web Remote         WEEKLY             Y               N               N
   LINAC        Fax In           WEEKLY             Y               N               N
   LINEL        Fax In           WEEKLY             Y               Y               N
   LIONM       Call In           WEEKLY             N               N               N
   LIPPS        Fax In         BI-WEEKLY            Y               Y               N
   LITRN       Call In           WEEKLY             N               N               N
   LOPES        Fax In           WEEKLY             Y               N               N
   LOUIS      Web Remote         WEEKLY             N               N               N
   LOWMA        Fax In           WEEKLY             N               N               N
   LPCIN      Web Remote         WEEKLY             N               Y               N
   LQCIN        Fax In           WEEKLY             N               N               N
   LRCON        Fax In           WEEKLY             N               N               Y
   LTRON       Call In           WEEKLY             Y               N               N
   LYNBR       Call In           WEEKLY             N               N               N
   MACKX       Call In           WEEKLY             N               N               N
   MACVA      Web Remote         WEEKLY             Y               N               N
   MAGNA        Fax In           WEEKLY             N               N               N
   MALLC      Web Remote         WEEKLY             Y               N               Y
   MAMEC        Fax In           WEEKLY             Y               Y               N
   MANAG      Web Remote         WEEKLY             N               N               N
   MANCI        Fax In           WEEKLY             Y               N               N
   MANEL        Fax In           WEEKLY             Y               N               N
   MARAC        Remote           WEEKLY             N               N               N
   MARBR        Fax In           WEEKLY             N               N               N
   MARIO       Call In           WEEKLY             N               N               Y
   MARQR        Fax In           WEEKLY             Y               Y               N
   MARSN        Fax In           WEEKLY             N               N               N
   MARTI        Fax In           WEEKLY             Y               N               N
   MASPE       Pick Up           WEEKLY             Y               N               N
   MASPT       Pick Up           WEEKLY             Y               N               N
   MASSP       Call In           WEEKLY             Y               N               N
   MASTE        Fax In           WEEKLY             N               N               N
   MATCO        Fax In           WEEKLY             Y               N               N
   MAUSS        Fax In           WEEKLY             N               N               N
   MAXEN      Web Remote         WEEKLY             Y               Y               N
   MAZ25      Web Remote         WEEKLY             N               N               N
   MAZEL      Web Remote         WEEKLY             Y               Y               Y
   MAZEO      Web Remote         WEEKLY             N               Y               N
   MBEM3        Fax In           WEEKLY             N               N               N
   MDBSI      Web Remote         WEEKLY             Y               N               N
   MECCA       Call In           WEEKLY             Y               Y               N
   MECNJ        Fax In           WEEKLY             Y               N               N
   MECOE        Fax In           WEEKLY             Y               N               N
   MECON        Fax In           WEEKLY             N               N               N
   MEDIA       Call In         BI-WEEKLY            Y               N               N
   MEERE      Web Remote         WEEKLY             Y               N               Y
   MELNK        Fax In           WEEKLY             Y               N               N
   MELRS      Web Remote         WEEKLY             Y               N               Y
   MELTO        Fax In           WEEKLY             Y               N               Y
   MERJO       Call In           WEEKLY             Y               N               Y
   MERRC      Web Remote         WEEKLY             Y               N               N
   MERRL        Fax In           WEEKLY             Y               N               N
   MESSU      Web Remote         WEEKLY             Y               N               Y
   METCC        Fax In           WEEKLY             Y               N               N
   METMC        Fax In           WEEKLY             Y               N               N
   METTE        Fax In         BI-WEEKLY            N               N               N
   METTI        Fax In           WEEKLY             N               Y               N
   MEZEL      Web Remote         WEEKLY             Y               Y               Y
   MFEEL        Fax In           WEEKLY             N               N               N
   MGCIN      Web Remote         WEEKLY             Y               Y               Y
   MGLLC      Web Remote         WEEKLY             Y               N               Y
   MIBLP         Fax             WEEKLY             Y               N               N
   MICCP      Web Remote         WEEKLY             Y               N               Y
   MIDCI       Call In           WEEKLY             N               N               Y
   MIDER        Fax In           WEEKLY             N               N               N
   MIKMA        Fax In           WEEKLY             Y               N               N
   MILAD        Fax In           WEEKLY             N               N               N
   MIMCO        Fax In           WEEKLY             N               N               N
   MISTA        Fax In           WEEKLY             Y               N               Y
   MKGCC       Call In         BI-WEEKLY            Y               Y               N
   ML363      Web Remote         WEEKLY             Y               Y               N
   MLPRO      Web Remote         WEEKLY             Y               Y               N
   MLVCO       Pick Up           WEEKLY             Y               N               N
   MMSPC         Fax             WEEKLY             N               N               N
   MNCGE       Call In           WEEKLY             N               N               N
   MOBR2        Fax In           WEEKLY             N               N               N
   MONAD        Fax In           WEEKLY             N               Y               N
   MONEX         Fax            MONTHLY             N               N               N
   MONMO       Call In           WEEKLY             Y               N               Y
   MONTV      Web Remote         WEEKLY             Y               N               Y
   MOR25        Fax In           WEEKLY                                             N
   MORAL        Fax In           WEEKLY             N               N               N
   MORIA      Web Remote         WEEKLY             Y               N               Y
   MORLP        Fax In           WEEKLY             Y               Y               N
   MOSCO        Fax In           WEEKLY             Y               N               Y
   MOUTH       Call In         BI-WEEKLY            Y               Y               N
   MPLLC        Fax In           WEEKLY             Y               Y               N
   MRHAR       Call In           WEEKLY             N               N               N
   MSCOF       Call In         BI-WEEKLY            Y               N               N
   MSCON        Fax In           WEEKLY             N               N               N
   MSCOO        Fax In           WEEKLY             Y               Y               N
   MSCOR       Call In        SEMI-MONTHLY          N               N               Y
   MTCCC        Fax In           WEEKLY             Y               N               N
   MTRAN       Call In           WEEKLY             Y               Y               Y
   MULEL        Fax In           WEEKLY             Y               N               N
   MVUCC        Fax In           WEEKLY             Y               N               N
   MWD01       Pick Up         BI-WEEKLY            Y               N               N
   MWD06       Pick Up         BI-WEEKLY            Y               N               N
   MWD08       Pick Up         BI-WEEKLY            Y               N               N
   MWD09        Fax In         BI-WEEKLY                                            N
   MWD13       Pick up         BI-WEEKLY            Y               N               N
   MWD14       Pick Up         BI-WEEKLY            Y               N               N
   MWILL       Call In           WEEKLY             Y               N               N
   MZPAT        Fax In           WEEKLY             Y               N               N
   NABCO      Web Remote         WEEKLY             Y               N               N
   NABER      Web Remote         WEEKLY             Y               Y               N
   NAGCO       Call In           WEEKLY             Y               N               Y
   NATAL        Fax In           WEEKLY             N               N               N
   NATBO       Call In           WEEKLY             N               Y               N
   NBSYS      Web Remote         WEEKLY             Y               Y               N
   NCCUT        Fax In           WEEKLY             Y               N               Y
   NEWYC        Fax In           WEEKLY             Y               Y               N
   NIGOC      Web Remote         WEEKLY             N               N               N
   NILES        Fax In           WEEKLY             N               Y               N
   NJCAR       Call In           WEEKLY             N               N               Y
   NJDEL      Web Remote         WEEKLY             Y               N               N
   NJRCO        Fax In           WEEKLY             Y               Y               N
   NJSEL        Fax In           WEEKLY             Y               N               N
   NLIFE        Fax In           WEEKLY             Y               N               Y
   NOCON      Web Remote         WEEKLY             Y               N               Y
   NONST      Web Remote         WEEKLY             Y               N               Y
   NORCC      Web Remote         WEEKLY             Y               N               Y
   NOREQ      Web Remote         WEEKLY             Y               N               N
   NORLA        Fax In           WEEKLY             N               N               N
   NORPM      Web Remote         WEEKLY             Y               N               Y
   NORSS      Web Remote         WEEKLY             Y               N               Y
   NOUVE       Pick Up           WEEKLY             N               Y               N
   NUCOP        Fax In           WEEKLY             N               N               Y
   NUSTA       Pick Up           WEEKLY             N               Y               N
   NYCAC        Fax In         BI-WEEKLY            Y               Y               N
   NYINS      Web Remote         WEEKLY             Y               N               N
   NYPLA        Fax In           WEEKLY             Y               N               Y
   OCCID        Fax In         BI-WEEKLY            Y               N               N
   OGDEN      Web Remote         WEEKLY             Y               N               Y
   OHARA        Fax In           WEEKLY             N               Y               N
   OHMEL        Fax In           WEEKLY             Y               N               N
   OLMVC       Call In         BI-WEEKLY            Y               Y               N
   ONAIR        Fax In           WEEKLY             Y               N               N
   ONPR2      Web Remote         WEEKLY             Y               N               N
   ORANG      Web Remote         WEEKLY             Y               Y               Y
   ORION      Web Remote         WEEKLY             Y               Y               N
   PABST        Fax In           WEEKLY             N               N               N
   PACCS        Fax In           WEEKLY             Y               N               N
   PACEL       Call In           WEEKLY             Y               N               N
   PACST        Fax In           WEEKLY             Y               N               N
   PAICO        Fax In           WEEKLY             Y               N               N
   PALEN      Web Remote         WEEKLY             Y               N               N
   PALEY        Fax In           WEEKLY             Y               N               N
   PALLC       Call In         BI-WEEKLY            Y               N               N
   PALOF      Web Remote         WEEKLY             Y               N               N
   PANCO      Web Remote         WEEKLY             N               N               N
   PANTA        Fax In           WEEKLY             N               N               N
   PANTE        Fax In           WEEKLY             Y               N               N
   PAOLE       Call In           WEEKLY             N               N               N
   PAREC      Web Remote         WEEKLY             N               N               N
   PAREN        Fax In           WEEKLY             N               N               N
   PARKV       Call In           WEEKLY             Y               N               N
   PARSI      Web Remote         WEEKLY             Y               N               N
   PARWR      Web Remote         WEEKLY             N               N               N
   PATHW      Web Remote         WEEKLY             N               Y               N
   PATRO       Pick Up           WEEKLY             N               N               N
   PATTR      Web Remote         WEEKLY             Y               Y               N
   PAVIN        Fax In           WEEKLY             N               N               N
   PCONS        Fax In           WEEKLY             N               N               N
   PEENT        Fax In           WEEKLY             Y               N               Y
   PELLC      Web Remote         WEEKLY             Y               Y               Y
   PEN23      Web Remote         WEEKLY             Y               Y               N
   PEN32      Web Remote         WEEKLY             Y               Y               N
   PEN35      Web Remote         WEEKLY             Y               Y               N
   PEN38      Web Remote         WEEKLY             Y               Y               N
   PEN40      Web Remote         WEEKLY             Y               Y               N
   PEN42      Web Remote         WEEKLY             Y               Y               N
   PEN45      Web Remote         WEEKLY             Y               Y               N
   PEN57      Web Remote         WEEKLY             Y               Y               N
   PEN60      Web Remote         WEEKLY             Y               Y               N
   PEN62      Web Remote         WEEKLY             Y               Y               N
   PEN63      Web Remote         WEEKLY             Y               Y               N
   PEN65      Web Remote         WEEKLY             Y               Y               N
   PEN66      Web Remote         WEEKLY             Y               Y               N
   PEN67      Web Remote         WEEKLY             Y               Y               N
   PEN69      Web Remote         WEEKLY             Y               Y               N
   PEN76      Web Remote         WEEKLY             Y               Y               N
   PEN77      Web Remote         WEEKLY             Y               Y               N
   PEN79      Web Remote         WEEKLY             Y               Y               N
   PEN80      Web Remote         WEEKLY             Y               Y               N
   PEN85      Web Remote       BI-WEEKLY            Y               Y               N
   PEN89      Web Remote         WEEKLY             Y               Y               N
   PEN96      Web Remote         WEEKLY             Y               Y               N
   PEN99      Web Remote         WEEKLY             Y               Y               N
   PENNB      Web Remote         WEEKLY             Y               N               N
   PEQRC        Fax In           WEEKLY             Y               N               N
   PERCO        Fax In           WEEKLY             Y               N               N
   PEREL      Web Remote         WEEKLY             Y               Y               Y
   PESTA      Web Remote         WEEKLY             N               N               N
   PETCT        Fax In           WEEKLY             Y               N               N
   PETEX      Web Remote         WEEKLY             N               Y               Y
   PETLA      Web Remote         WEEKLY             N               Y               Y
   PHAS1        Fax In           WEEKLY             N               N               N
   PHILM        Fax In           WEEKLY             Y               N               N
   PHOSE        Fax In           WEEKLY             N               Y               N
   PHOSM        Fax In           WEEKLY             Y               N               N
   PICJC      Web Remote         WEEKLY             Y               Y               N
   PICON        Remote           WEEKLY             N               N               N
   PINEN      Web Remote         WEEKLY             Y               Y               Y
   PINNI      Web Remote         WEEKLY             N               N               N
   PINTO        Fax In           WEEKLY             N               N               N
   PLAME         Fax             WEEKLY             Y               N               Y
   PLEIB       Call In           WEEKLY             Y               Y               Y
   PLEKE        Remote           WEEKLY             Y               N               N
   PLEVY      Web Remote         WEEKLY             Y               Y               N
   PMCJV        Remote           WEEKLY             N               N               N
   PMPIN        Fax In           WEEKLY             N               N               Y
   PMSCO        Fax In           WEEKLY             N               N               N
   PN108      Web Remote         WEEKLY             Y               Y               N
   PN110      Web Remote         WEEKLY             Y               Y               N
   PN113      Web Remote       BI-WEEKLY            Y               Y               N
   PN124      Web Remote         WEEKLY             Y               Y               N
   PN130      Web Remote         WEEKLY             Y               Y               N
   PN135      Web Remote         WEEKLY             Y               Y               N
   PN136      Web Remote         WEEKLY             Y               Y               N
   PN138      Web Remote         WEEKLY             Y               Y               N
   PN142      Web Remote         WEEKLY             Y               Y               N
   PN144      Web Remote         WEEKLY             Y               Y               N
   PN151      Web Remote         WEEKLY             Y               Y               N
   PN153      Web Remote         WEEKLY             Y               Y               N
   PN155      Web Remote         WEEKLY             Y               Y               N
   PN156      Web Remote         WEEKLY             Y               Y               N
   PN173      Web Remote         WEEKLY             Y               Y               N
   PN189      Web Remote         WEEKLY             Y               Y               N
   PN192      Web Remote         WEEKLY             Y               Y               N
   POMAL      Web Remote         WEEKLY             N               Y               N
   POSIT        Fax In           WEEKLY             Y               N               N
   POWEL      Web Remote         WEEKLY             N               N               Y
   POWER        Fax In           WEEKLY             N               N               N
   PRATC        Fax In           WEEKLY             Y               N               N
   PRCON        Fax In           WEEKLY             Y               N               Y
   PREDR      Web Remote         WEEKLY             Y               Y               Y
   PREEL      Web Remote         WEEKLY             Y               N               Y
   PREME        Fax In           WEEKLY             Y               Y               N
   PREMI        Remote           WEEKLY             Y               N               N
   PREMT        Remote           WEEKLY             Y               N               N
   PREPY      Web Remote         WEEKLY             Y               N               Y
   PRESP        Fax In           WEEKLY             Y               Y               N
   PRICO      Web Remote         WEEKLY             Y               N               N
   PRIDE        Fax In           WEEKLY             Y               Y               N
   PRIEL        Fax In           WEEKLY             Y               N               N
   PRIEN      Web Remote         WEEKLY             N               N               Y
   PRIMC      Web Remote         WEEKLY             Y               N               Y
   PRIPA      Web Remote         WEEKLY             N               N               Y
   PRMEL      Web Remote         WEEKLY             Y               Y               Y
   PROFP        Fax In           WEEKLY             Y               Y               Y
   PROPT         Fax             WEEKLY             Y               N               Y
   PROVE      Web Remote         WEEKLY             Y               N               N
   PROVN      Web Remote         WEEKLY             Y               N               N
   PRPAK       Call In          MONTHLY             Y               Y               Y
   PRPSE      Web Remote         WEEKLY             Y               Y               Y
   PRUDE       Call In           WEEKLY             N               N               N
   PSIPL      Web Remote         WEEKLY             Y               N               Y
   PSSUC       Pick Up           WEEKLY             N               N               N
   PSTEL        Fax In           WEEKLY             Y               N               N
   PTE03        Fax In           WEEKLY             Y               Y               N
   PTE25        Fax In           WEEKLY             Y               Y               N
   PTLEL        Fax In           WEEKLY             Y               N               Y
   PTRBR      Web Remote         WEEKLY             Y               N               N
   PTRUC       Call In           WEEKLY             Y               N               N
   PUBUM        Fax In           WEEKLY             Y               N               N
   PUMIN        Fax In           WEEKLY             Y               N               N
   QUAEL        Fax In           WEEKLY             Y               N               N
   QUALI      Web Remote         WEEKLY             Y               Y               Y
   QUCON      Web Remote         WEEKLY             Y               N               Y
   QUE03        Fax In           WEEKLY             N               N               N
   QUECO      Web Remote         WEEKLY             N               Y               Y
   QUEST        Fax In           WEEKLY             N               N               N
   RAELE       Call In           WEEKLY             Y               N               Y
   RCM01        Remote           WEEKLY             N               N               N
   RCONS        Remote           WEEKLY             N               N               N
   RE107       Call In           WEEKLY             Y               N               Y
   REALT        Fax In           WEEKLY             Y               N               Y
   REBAR        Fax In           WEEKLY             Y               Y               N
   REFIR      Web Remote         WEEKLY             N               N               Y
   REGWA      Web Remote         WEEKLY             Y               Y               N
   RENCO      Web Remote         WEEKLY             N               N               N
   RESNY      Web Remote         WEEKLY             N               N               Y
   RETCN        Fax In           WEEKLY             Y               N               Y
   RGRCO       Call In        SEMI-MONTHLY          Y               N               N
   RHRPR       Call In           WEEKLY             N               N               N
   RIC01       Call In           WEEKLY             Y               N               Y
   RIC02       Call In           WEEKLY             Y               N               Y
   RICKY       Call In           WEEKLY             Y               Y               Y
   RICOT        Fax In           WEEKLY             N               N               N
   RIVPA        Fax In           WEEKLY             Y               N               N
   RIZZO      Web Remote         WEEKLY             N               N               N
   RKARC       Call In           WEEKLY             N               N               N
   RLCIN      Web Remote         WEEKLY             Y               Y               Y
   RLJAD      Web Remote         WEEKLY             N               N               N
   RLJEL      Web Remote         WEEKLY             N               N               N
   RLSYS        Fax In           WEEKLY             Y               Y               N
   RMFEL      Web Remote         WEEKLY             N               N               N
   RMT03        Fax In           WEEKLY             N               N               N
   RMT25        Fax In           WEEKLY             N               N               N
   RNHEL      Web Remote         WEEKLY             Y               Y               Y
   RNHNJ      Web Remote         WEEKLY             Y               Y               N
   RNRAS        Fax In           WEEKLY             N               N               N
   ROADW      Web Remote         WEEKLY             N               N               N
   ROCKE      Web Remote         WEEKLY             Y               Y               N
   ROCKM        Remote          MONTHLY             Y               N               N
   ROGE2      Web Remote         WEEKLY             N               N               Y
   ROGER      Web Remote         WEEKLY             N               Y               Y
   ROKBU        Fax In           WEEKLY             Y               N               Y
   ROKET        Fax In           WEEKLY             N               N               N
   ROMAM        Fax In           WEEKLY             Y               N               N
   RONBA      Web Remote         WEEKLY             Y               Y               Y
   RONSC        Fax In           WEEKLY             N               N               N
   ROSAN      Web Remote      SEMI-MONTHLY          Y               Y               Y
   ROSIM      Web Remote      SEMI-MONTHLY          Y               Y               Y
   ROVIN      Web Remote         WEEKLY             N               N               Y
   ROYAL      Web Remote         WEEKLY             Y               Y               N
   RPHEA       Call In          MONTHLY             Y               N               Y
   RRFAC      Web Remote         WEEKLY             Y               N               N
   RRLTD        Fax In           WEEKLY             Y               N               N
   RTGUT        Fax In           WEEKLY             Y               N               N
   RUTTU      Web Remote         WEEKLY             Y               Y               N
   SAFEW        Fax In           WEEKLY             N               N               N
   SAFT2      Web Remote         WEEKLY             Y               N               N
   SAFTY      Web Remote         WEEKLY             Y               N               N
   SAGEL      Web Remote         WEEKLY             Y               N               N
   SAJEL      Web Remote         WEEKLY             Y               N               Y
   SAMEL        Fax In           WEEKLY             N               N               N
   SANDE        Fax In           WEEKLY             N               N               N
   SANIT      Web Remote         WEEKLY             Y               Y               N
   SANTA      Web Remote         WEEKLY             N               Y               N
   SAVIO      Web Remote         WEEKLY             N               N               N
   SBFCO      Web Remote         WEEKLY             N               N               N
   SCHER        Fax In           WEEKLY             Y               N               N
   SCHLS      Web Remote         WEEKLY             N               Y               N
   SCICO        Remote           WEEKLY             N               Y               N
   SCONT       Call In           WEEKLY             Y               N               N
   SDELE      Web Remote         WEEKLY             N               N               Y
   SDEVE        Fax In           WEEKLY             Y               N               N
   SEABR        Remote           WEEKLY             Y               N               N
   SEACO        Fax In           WEEKLY             Y               N               Y
   SEAGC       Call In           WEEKLY             N               N               N
   SELEL        Fax In           WEEKLY             Y               N               N
   SELFL      Web Remote         WEEKLY             Y               Y               Y
   SFCON        Fax In           WEEKLY             Y               N               N
   SHAMR      Web Remote         WEEKLY             Y               N               N
   SHANN       Call In           WEEKLY             Y               Y               N
   SHENT       Call In           WEEKLY             N               N               N
   SHEPH        Fax In           WEEKLY             Y               Y               N
   SHILL        Fax In           WEEKLY             Y               N               N
   SHORR        Fax In           WEEKLY             N               N               N
   SHRED       Call In           WEEKLY             Y               N               N
   SIGNA      Web Remote         WEEKLY             Y               Y               N
   SISNI        Fax In           WEEKLY             N               N               N
   SJI25      Web Remote         WEEKLY             Y               N               N
   SJINC      Web Remote         WEEKLY             Y               Y               N
   SKYEL      Web Remote         WEEKLY             Y               Y               Y
   SMAEL        Fax In           WEEKLY             Y               N               N
   SMCEL      Web Remote         WEEKLY             Y               Y               Y
   SODON      Web Remote         WEEKLY             N               N               N
   SOLCO        Fax In           WEEKLY             Y               N               N
   SOLEL        Remote           WEEKLY             N               Y               N
   SOSFS        Remote           WEEKLY             Y               N               N
   SOUBE        Fax In           WEEKLY             Y               N               N
   SOUCO        Fax In           WEEKLY             Y               N               N
   SPARW        Fax In           WEEKLY             Y               N               N
   SPELE      Web Remote         WEEKLY             Y               N               Y
   SPRCO       Call In           WEEKLY             Y               N               Y
   SSCRE      Web Remote         WEEKLY             N               N               N
   STADE        Fax In           WEEKLY             Y               N               N
   STAEL      Web Remote         WEEKLY             Y               N               Y
   STANC      Web Remote         WEEKLY             Y               N               N
   STASI        Fax In           WEEKLY             Y               N               Y
   STCOC       Call In           WEEKLY             Y               Y               Y
   STCOM      Web Remote         WEEKLY             Y               N               N
   STEGL        Fax In           WEEKLY             Y               N               N
   STFAB       Call In           WEEKLY             N               N               N
   STGNL        Fax In           WEEKLY             N               N               N
   STHCO      Web Remote         WEEKLY             Y               Y               N
   STKDE      Web Remote         WEEKLY             Y               N               N
   STLUK      Web Remote         WEEKLY             Y               N               N
   STOC1      Web Remote         WEEKLY             Y               Y               Y
   STOC3      Web Remote         WEEKLY             Y               Y               Y
   STONI      Web Remote         WEEKLY             Y               N               N
   STOTR      Web Remote         WEEKLY             Y               Y               Y
   STREL        Fax In           WEEKLY             Y               N               N
   STRLO      Web Remote         WEEKLY             Y               N               N
   STROF      Web Remote         WEEKLY             Y               N               N
   STSSU      Web Remote         WEEKLY             N               N               N
   STULZ       Call In           WEEKLY             Y               Y               Y
   STUOF       Call In          MONTHLY             Y               Y               Y
   SUGRU        Fax In           WEEKLY             Y               N               N
   SUNCO        Fax In           WEEKLY             N               N               N
   SUNDP        Fax In           WEEKLY             N               N               Y
   SUPSS        Remote           WEEKLY             Y               N               N
   SUPST        Remote           WEEKLY             Y               N               N
   SUREL        Fax In           WEEKLY             N               N               N
   SURFV      Web Remote         WEEKLY             Y               N               N
   SWHAR      Web Remote         WEEKLY             Y               N               N
   SYINS        Fax In           WEEKLY             N               N               N
   SZCOC        Fax In           WEEKLY             Y               N               Y
   TA079        Fax In           WEEKLY             Y               N               N
   TA731        Fax In           WEEKLY             Y               N               N
   TANAP       Pick up          MONTHLY             N               N               N              AP
   TANAR       Pick up          MONTHLY             N               N               N              AR
   TANNO       Pick Up           WEEKLY             Y               N               N
   TAPEL      Web Remote         WEEKLY             Y               Y               N
   TAPJV      Web Remote         WEEKLY             Y               Y               N
   TARAS        Fax In           WEEKLY             Y               N               N
   TBIRD        Fax In           WEEKLY             N               N               N
   TCINC      Web Remote         WEEKLY             N               N               N
   TDRUG       Call In           WEEKLY             Y               N               Y
   TEETH       Call In         BI-WEEKLY            Y               Y               N
   TEFIX        Fax In         BI-WEEKLY            N               N               N
   TENTS        Fax In           WEEKLY             Y               N               N
   TERTR      Web Remote         WEEKLY             Y               N               N
   THINS      Web Remote         WEEKLY             Y               N               N
   THRGP       Call In           WEEKLY             Y               N               N
   TITFL        Fax In           WEEKLY             Y               N               N
   TITIN        Fax In           WEEKLY             Y               Y               Y
   TITST        Fax In           WEEKLY             Y               N               N
   TJMCO        Fax In           WEEKLY             Y               N               N
   TMICI       Call In           WEEKLY             Y               N               Y
   TNT03        Fax In           WEEKLY             N               N               N
   TNTIN      Web Remote         WEEKLY             Y               Y               Y
   TOKYO       Call In           WEEKLY             Y               N               Y
   TOMAH      Web Remote         WEEKLY             Y               N               N
   TOMCC      Web Remote         WEEKLY             Y               N               N
   TOMCO       Call In           WEEKLY             Y               N               N
   TOUCH        Fax In           WEEKLY             Y               Y               Y
   TOWCS        Fax In           WEEKLY             N               N               N
   TOWER      Web Remote         WEEKLY             N               N               N
   TRACK       Call In         BI-WEEKLY            Y               Y               Y
   TRAIL       Call In           WEEKLY             N               N               N
   TRARC      Web Remote         WEEKLY             N               N               N
   TRECO      Web Remote         WEEKLY             Y               N               Y
   TREES       Call In           WEEKLY             Y               N               N
   TRICI       Call In           WEEKLY             Y               N               N
   TRIEL        Fax In           WEEKLY             N               N               N
   TRIMA        Fax In           WEEKLY             Y               N               Y
   TRISS        Fax In           WEEKLY             Y               N               Y
   TROCM        Fax In           WEEKLY             Y               N               N
   TROYE       Call In           WEEKLY             N               Y               N
   TRPAR       Call In        SEMI-MONTHLY          Y               Y               N
   TRPCU        Fax In           WEEKLY             Y               N               Y
   TRPIP       Call In           WEEKLY             Y               N               N
   TRRAE      Web Remote         WEEKLY             N               N               N
   TRUEL        Fax In           WEEKLY             Y               N               N
   TRUNJ        Fax In           WEEKLY             Y               N               N
   TULCO       Call In           WEEKLY             Y               N               N
   TULEY        Fax In           WEEKLY             N               N               N
   TYPHO      Web Remote         WEEKLY             Y               N               N
   UCERT        Fax In           WEEKLY             N               N               N
   UFELL       Pick Up           WEEKLY             N               Y               N
   UMCIN       Call In           WEEKLY             Y               Y               N
   UNAEL        Fax In           WEEKLY             Y               Y               N
   UNAIR      Web Remote         WEEKLY             Y               Y               Y
   UNDUT        Fax In           WEEKLY             N               N               N
   UNENS       Call In           WEEKLY             Y               N               N
   UNIFL      Web Remote         WEEKLY             Y               Y               N
   UNISY      Web Remote         WEEKLY             Y               Y               Y
   UNRES        Remote           WEEKLY             Y               N               N
   UNSHE      Web Remote         WEEKLY             Y               Y               Y
   UNT03      Web Remote         WEEKLY             N               Y               N
   UNT25      Web Remote         WEEKLY             N               N               N
   UNT52      Web Remote         WEEKLY             N               Y               N
   UNTAD      Web Remote         WEEKLY             N               Y               N
   UNTAG       Call In         BI-WEEKLY            N               N               N
   UNTEX      Web Remote         WEEKLY             N               Y               N
   UNTGA      Web Remote         WEEKLY             N               Y               N
   UNTNJ      Web Remote         WEEKLY             N               Y               N
   UNTOF      Web Remote         WEEKLY             N               Y               N
   UNVEL        Fax In           WEEKLY             Y               N               N
   URBFO       Pick Up           WEEKLY             N               Y               N
   URBPL        Fax In           WEEKLY             Y               N               N
   UTILS        Fax In           WEEKLY             Y               N               N
   UTOWN      Web Remote         WEEKLY             Y               N               Y
   VALCC        Fax In           WEEKLY             N               N               N
   VANAS        Fax In           WEEKLY             Y               N               N
   VARDA      Web Remote         WEEKLY             N               N               Y
   VARLO        Fax In           WEEKLY             N               N               N
   VCORP        Fax In           WEEKLY             N               N               N
   VECTG      Web Remote       BI-WEEKLY            Y               N               N
   VENIN      Web Remote         WEEKLY             Y               Y               Y
   VENUS        Fax In           WEEKLY             Y               N               N
   VERCO      Web Remote         WEEKLY             Y               Y               N
   VERDE      Web Remote         WEEKLY             Y               Y               N
   VERSA        Remote           WEEKLY             Y               N               N
   VINEL       Call In           WEEKLY             N               N               N
   VIPNU        Fax In           WEEKLY             N               N               N
   VIRCO        Fax In           WEEKLY             Y               N               N
   VIREL        Fax In           WEEKLY             Y               N               N
   VIRGR        Fax In           WEEKLY             Y               N               Y
   VISE1      Web Remote         WEEKLY             Y               N               N
   VMSCI      Web Remote         WEEKLY             Y               Y               N
   VNAUT        Fax In           WEEKLY             Y               N               Y
   VOLFD      Web Remote         WEEKLY             Y               Y               N
   VOLMG      Web Remote         WEEKLY             Y               Y               N
   VOLPE      Web Remote         WEEKLY             N               N               N
   VPVEL        Fax In           WEEKLY             Y               N               Y
   VRCOM      Web Remote         WEEKLY             Y               Y               N
   W26ST       Pick Up           WEEKLY             Y               N               N
   WALSH       Call In           WEEKLY             Y               N               N
   WAMCO      Web Remote         WEEKLY             Y               N               Y
   WASHE        Fax In           WEEKLY             N               N               N
   WC555       Call In           WEEKLY             Y               N               N
   WDB01       Pick Up           WEEKLY             Y               N               N
   WDB02       Pick Up           WEEKLY             Y               N               N
   WDB03       Pick Up           WEEKLY             Y               N               N
   WDB04       Pick Up           WEEKLY             Y               N               N
   WDB05       Pick Up           WEEKLY             Y               N               N
   WDB06       Pick Up           WEEKLY             N               N               N
   WDB07       Pick Up           WEEKLY             Y               N               N
   WDB08       Pick Up           WEEKLY             Y               N               N
   WDB09       Pick Up           WEEKLY             Y               N               N
   WDB10       Pick Up           WEEKLY             Y               N               N
   WEGCT       Pick Up           WEEKLY             N               N               N
   WEREL        Fax In           WEEKLY             N               N               N
   WESCO        Fax In           WEEKLY             Y               N               N
   WESEL        Fax In           WEEKLY             N               N               N
   WESTD       Call In           WEEKLY             Y               N               Y
   WHITE        Fax In           WEEKLY             Y               Y               N
   WHMPL        Fax In           WEEKLY             Y               N               Y
   WILSN        Fax In           WEEKLY             N               N               N
   WILSO       Call In           WEEKLY             Y               N               Y
   WINAN         Fax             WEEKLY             N               N               N
   WINDR      Web Remote         WEEKLY             N               N               N
   WINDS        Fax In           WEEKLY             Y               N               N
   WINEL        Fax In           WEEKLY             N               N               N
   WINFA       Call In         BI-WEEKLY            Y               N               N
   WJCCO      Web Remote         WEEKLY             Y               N               N
   WJMAS      Web Remote         WEEKLY             Y               Y               Y
   WOLFE       Call In           WEEKLY             Y               N               N
   WSERE        Fax In           WEEKLY             N               N               N
   XMOMS       Call In         BI-WEEKLY            N               N               N
   YORLA        Fax In           WEEKLY             N               N               N
   YORSE        Fax In           WEEKLY             N               N               N
   YORSS        Fax In           WEEKLY             N               N               N
   YRFSI      Web Remote       BI-WEEKLY            Y               N               Y
   ZANEC        Fax In           WEEKLY             N               Y               N
   ZIARN        Fax In           WEEKLY             Y               N               N
   ZINCC      Web Remote         WEEKLY             N               N               N

                        EXCLUDED ASSETS SCHEDULE ss. 2.01

Operating Lease with I&G Garden State LLC for Office Space at 300 Atrium Drive,
Somerset, New Jersey.

IBM Server MT-M 8840 serial # KQGHX3N used for the Business and other Seller operations unrelated to the Business.

The names "DSI Staff ConnXions Northeast, Inc." and "DSI Staff ConnXions
Southwest, Inc." as used in connection with Seller's existing operating subsidiaries.

(2) Intel 510T switches used by TeamStaff, Inc. Finance Department (not a DSi asset).

(16) NEC Dterm Series E phones used by TeamStaff, Inc. Finance Department (not a
DSi asset).

Neopost S170 fold stuff machine, serial #0024623.

IBM Thinkpad R32 serial #AKVC94Z
NEC monitor LCD1550V serial # 2X05889TA
NEC monitor LCD1550V serial # 2X05912TA,
Dell Optiplex GX260D serial # JMT7F21

All of the foregoing are currently under lease agreements and subject to liens and have been replaced in the Included Assets schedule with substitutions.

IBM Thinkpad T42 serial # L3AGD79: Laptop used by Larry Braude.

Kitchen furniture and appliances:

(2) Microwaves
Refrigerator
(3) 4' X 4' Square Tables
2' Microwave Table
(12) Chairs

All furniture in the Conference Rooms.

Equipment and Fixed Asset Schedule          Sections 2.01, 4.10, 4.11, 4.12

----------------------------------------------------------------------------------------
LIST OF FURNITURE & NON-COMPUTER EQUIPMENT - INCLUDED:
----------------------------------------------------------------------------------------
                    ITEM                           QUANTITY             LOCATION
----------------------------------------------------------------------------------------

6'X6' Cubicle                                            16
6'X8' Cubicle                                            20
8'X9' Cubicle                                             1
8'X10' Cubicle                                            5
8'X12' Cubicle                                            1
12'X12' Cubicle                                           1
12'X15' Cubicle                                           2

Chairs - various types                                   83
3' 3 drawer file cabinet                                 24
3.5' 3 drawer file cabinet                                2
3' 2 drawer file cabinet                                  5
4' book shelf                                             2
30" Modular shelves                                       4
30" Round Table                                           4
36" Round Table                                           6
5'X2' Rectangle Table                                     3
2' Printer stand                                          1
3' Computer Desk                                          3
4' Computer Desk                                          1
5' Computer Desk                                          2
30"x60" Folding table                                     1
30"x45" Double shelf work table                           1
33"x68" Double door storage table                         1

Upholstered Cherry Wood Chairs                            4          Kathy's office
42" Cherry Wood Round Table                               1          Kathy's office
Cherry Wood Credenza                                      1          Kathy's office
Cherry Wood Armoire                                       1          Kathy's office
Cherry Wood Desk                                          1          Kathy's office
38" Round Glass top table                                 1            reception
26" Round Glass top table                                 2            reception
34" Upholstered Club Chairs                               2            reception
56" Upholstered Loveseat                                  1            reception
14.5"x103" Built in Credenza                              1            reception
103" Curved W/ Glass shelf reception desk                 1            reception
Wilson Jones 130 Shredder                                 1          computer room
Holmes HM3500 Humidifier                                  1          computer room
3' Folding ladder                                         1          computer room
36" x 78" CD storage rack                                 1          computer room
14' x 78" Steel combination safe                          1          computer room
6' Double door storage cabinets                           3          computer room
29"x88" Closed Computer Rack                              1          computer room
7' Open Relay Rack                                        1          computer room
4' 4 Tier Computer Desk                                   1          computer room
Power Shred 410 Shredder w/ tale & container              1             mailroom
38"x26" Mail bin                                          1             mailroom
38"x36" Mail bin                                          1             mailroom

NEC projector MT1000                                      1        serial # 7Y5300222
Neopost SI78 fold stuff machine                           1     serial # 986183 & 986955
Neopost ST78 fold stuff machine                           1        serial # 00BM5264
Neopost SI70 fold stuff machine                           1         serial # 506096
Canon L9000S fax machine                                  1        serial # UYG22062
Canon LC3170 fax machine                                  1        serial # UYP62336
Canon LC3170 fax machine                                  1        serial # UYP62337
Canon L8500 fax machine                                   1        serial # UFW07349
Canon L710 fax machine                                    1        serial # KAG01738
Canon L710 fax machine                                    1        serial # KAG01838
Canon IR 5000I w/ stap                                    1          FIN NRL085850

Internal software development - web entry                 1            asset #504
Xerox docuprint hardware                                  1            asset #587
Xerox docuprint software configuration system             1            asset #588
Web entry capitalized software development                1            asset #597
Somerset phone system                                     1        asset #580-584,586

COMPONENTS OF THE 46 CUBICLES LISTED ABOVE:
2'X4' Panels                                             60
2.5'X4' Panels                                            8
3'X4'Panels                                             123
3.5'X4' Panes                                             8
4'X4' Panels                                             11
5'X4' Panels                                              7
2.5'x6.5' Panels                                          7
2'X3.5' Panels                                            8
3'x3.5' Panels                                           50
4'X3.5' Panels                                            4
3' Desktop                                               33
4' Desktop                                               22
5' Desktop                                               12
6' Desktop                                               38
3'X3' Corner Desktop                                     25
6' Desktop Curve                                          5
3 drawer file cabinet                                    50
2 drawer file cabinet                                    36

----------------------------------------------------------------------------------------

List of Fully Depreciated Assets - Included

LOCATION   EMPLOYEE                  DEPARTMENT   TYPE       MAKE                  MODEL              SERIAL#        FIXED ASSET #
----------------------------------------------------------------------------------------------------------------------------------

Somerset   Baum, Rich                DSI          Computer   Dell Inspiron 2500    Inspiron 2500      1NHHS01        50217
Somerset   Charles, Kathy            DSI          Computer   Dell Optiplex GX150   GX150              2DFMF11        20458
Somerset   Chin, Arnold              DSI          Computer   Dell Dimension XPS    Dell XPS Pro 200   99NSX          50109
Somerset   Conf Room                 DSI          Computer   IBM ThinkPad          600E               78-FFGM7       20194
Somerset   Cullen, Joan              DSI          Computer   Dell Optiplex GX400   GX400              GTHX411        20482
Somerset   DOS Dialin                DSI          Computer   Dell Optiplex Gs      GS                 BK2JH          50122
Somerset   DSI Line print server     DSI          Computer   MAXIMUM               DX4133             R2061193009    50201
Somerset   Edwards, Gail             DSI          Computer   IBM ThinkPad          R51E
Somerset   Fischer, Shirley          DSI          Computer   Dell Optiplex GX400   GX400              H2XH511        20478
Somerset   Forte, Oreen              DSI          Computer   Dell Optiplex Gs      GS                 8K2J0          50112
Somerset   Kane, Pam                 DSI          Computer   Dell Optiplex GX260   GX260              448BB21        50001
Somerset   Keypunch #1 D41           DSI          Computer   CLONE                 CLONE              N/A            50076
Somerset   Keypunch #2 D44           DSI          Computer   Compaq Deskpro        DESKPRO            5728HVU59A776  50094
Somerset   Keypunch #3 D44           DSI          Computer   CLONE                 P-233              N/A            50096
Somerset   Keypunch #4 D81           DSI          Computer   Dell Optiplex GM5133  GM5133             659Y1          50087
Somerset   Keypunch #6 D80           DSI          Computer   Dell Optiplex Gs      GS                 8K2J6          50079
Somerset   Kraemer, Terri            DSI          Computer   Dell Optiplex Gs      GS                 8K2J9          50117
Somerset   McGinnis, Carol           DSI          Computer   Dell Optiplex Gs      GS                 8K1AQ          50105
Somerset   McQueeny, Debbie          DSI          Computer   Dell Optiplex Gs      GS                 8X1RW          50092
Somerset   McQueeny, Debbie          DSI          Computer   CLONE                 CLONE              N/A            50097
Somerset   Michele, Chris            DSI          Computer   Dell Inspiron 2500    Inspiron 2500      HP29Y01        50166
Somerset   Noll, Clare               DSI          Computer   Dell Optiplex Gs      GS                 8K1P8          50101
Somerset   Patel, Perry              DSI          Computer   Dell Optiplex GX400   GX400              H3CZ011        20479
Somerset   Pavlick, Marilyn          DSI          Computer   CLONE                 CLONE              N/A            50075
Somerset   PAYJSRVR                  DSI          Computer   CLONE                 CLONE              N/A            50203
Somerset   Processor A               DSI          Computer   CLONE                 CLONE              N/A            50118
Somerset   Processor B               DSI          Computer   CLONE                 CLONE              N/A            50119
Somerset   Processor C               DSI          Computer   CLONE                 CLONE              N/A            50120
Somerset   Production Room #1        DSI          Computer   Dell Optiplex GX400   GX400              9K76Y01        20477
Somerset   Production Room #2        DSI          Computer   Dell Optiplex GX400   GX400              FCRXX01        20476
Somerset   Production Room #3 (LV)   DSI          Computer   Dell Optiplex GX400   GX400              2J76Y01        20475
Somerset   Production Room #4        DSI          Computer   Dell Optiplex GX150   GX150              B866C11        20454
Somerset   Putnam                    DSI          Computer   Dell Optiplex GX1     G1 400MTBR+        UKRCI          20497
Somerset   Qualls, Angela            DSI          Computer   Dell Optiplex Gs      GS                 8BQW4          50083
Somerset   Raab, Madeline            DSI          Computer   Dell Optiplex GX400   GX400              15CZ011        20465
Somerset   Raab, Nikki               DSI          Computer   Dell Optiplex GX150   GX150              FPVTG11        20459
Somerset   Scarpa, Linda             DSI          Computer   CLONE                 CLONE              N/A            50011
Somerset   Sharon Skibbee            DSI          Computer   IBM ThinkPad          600E               78-FFGL7       20196
Somerset   Solimar                   DSI          Computer   Dell Optiplex GX400   GX400              3K76Y01        20474
Somerset   SOMSOLIMAR                DSI          Computer   Dell Optiplex GX400   GX400              4ZKZS11        20481
Somerset   Sturtz, Virginia          DSI          Computer   Dell Optiplex Gs      GS                 8K154          50080
Somerset   Szczesny, Eileen          DSI          Computer   Dell Optiplex Gs      GS                 9F0X7          50103
Somerset   Tener, Eileen             DSI          Computer   Compaq Deskpro        DESKPRO            6026DWJ6A595   50056
Somerset   Tomaiko, Gary             DSI          Computer   Dell Optiplex GX400   GX400              D3CZ011        20484
Somerset   Waskis, Tammy             DSI          Computer   Dell Optiplex GX400   GX400              C61ST01        20463
Somerset   WEB TEST                  DSI          Computer   Dell Optiplex GX110   GX110              4FF6J01        20486
Somerset   White, Donovan            DSI          Computer   Dell Optiplex GX400   GX400              JJ76Y01        20473
Somerset   White, Donovan            DSI          Computer   Dell Optiplex GM5133  GM5133             70X33          50084
Somerset   Williams, Gerry           DSI          Computer   Dell Optiplex GX150   GX260D             2WQHC11        20455
Somerset   Windows Dialin            DSI          Computer   Dell Optiplex Gs      GS                 BY2JC          50123
Somerset   DOCUPRINT100MX            DSI          Printer
Somerset   HP1700                    DSI          Printer
Somerset   HP4SI-4                   DSI          Printer
Somerset   HP5SI-1                   DSI          Printer
Somerset   HP5SI-2                   DSI          Printer
Somerset   HP5SI-3                   DSI          Printer
Somerset   HP5SI-5                   DSI          Printer
Somerset   HP8150                    DSI          Printer
Somerset   HP890                     DSI          Printer
Somerset   Line Printer              DSI          Printer
Somerset   N40                       DSI          Printer
Somerset   NAB-2                     DSI          Printer
Somerset   DSISP03                   DSI          Server     IBM Netfinity 5000    8659-31Y           23L3931        50132
Somerset   DSISP04                   DSI          Server     CLONE                 CLONE              N/A            50134
Somerset   SOMSYNC                   DSI          Server     Dell                  PowerEdge                         51002
Somerset   Xerox/Sun                 DSI          Server     Sun                   DocuSP             FE1150014      50272
Somerset   APC1                      DSI          UPS
Somerset   APC2                      DSI          UPS
Somerset   APC3                      DSI          UPS
Somerset   APC4                      DSI          UPS
Somerset   APC5                      DSI          UPS
Somerset   APC6                      DSI          UPS
Somerset   APC7                      DSI          UPS
Somerset   APC8                      DSI          UPS

LOCATION   EMPLOYEE                  DEPARTMENT   MONITOR MAKE    MONITOR MODEL    MONITOR S/N           MONITOR F/A #  PRINTER MAKE
-----------------------------------------------------------------------------------------------------------------------------------

Somerset   Baum, Rich                DSI
Somerset   Charles, Kathy            DSI          Dell            E771B            MX0419TG47801244C1DQ  50191
Somerset   Chin, Arnold              DSI          Dell            E771P            MX0419TG47801241H2EK  50265
Somerset   Conf Room                 DSI
Somerset   Cullen, Joan              DSI          Viewsonic       E70FB            24C023251315          50067
Somerset   DOS Dialin                DSI
Somerset   DSI Line print server     DSI          CTX             145IES           K904410034            50202
Somerset   Edwards, Gail             DSI
Somerset   Fischer, Shirley          DSI          Viewsonic       E90FB            333030850463          50215
Somerset   Forte, Oreen              DSI                                                                 50245
Somerset   Kane, Pam                 DSI          Viewsonic       E70FB                                  50058
Somerset   Keypunch #1 D41           DSI          CTX             1451C            28055110463           50210
Somerset   Keypunch #2 D44           DSI          DTK             CDD1401          A013862               50093
Somerset   Keypunch #3 D44           DSI          Dell            D1526TXHS        8073350               50095
Somerset   Keypunch #4 D81           DSI          DFI             CK1428A          KOKU3601026           50090
Somerset   Keypunch #6 D80           DSI
Somerset   Kraemer, Terri            DSI          VIEWSONIC       TS22355-GM       70A014300671          50051
Somerset   McGinnis, Carol           DSI          Goldstar        1465             MC40501103            50104
Somerset   McQueeny, Debbie          DSI          Dell            D1526TXHS        820X4290              50091
Somerset   McQueeny, Debbie          DSI          ProView         PS707A           FSOU13021982U         50157
Somerset   Michele, Chris            DSI
Somerset   Noll, Clare               DSI          KFC             CK1428A          KOCK43161320          50100
Somerset   Patel, Perry              DSI          Dell            E771B            MX0419TG478012BFBOW6  50110
Somerset   Pavlick, Marilyn          DSI          Dell            D1728DLS         04036A90UC37          50170
Somerset   PAYJSRVR                  DSI          DTK             DCM1428          1.25438E+11           50204
Somerset   Processor A               DSI
Somerset   Processor B               DSI
Somerset   Processor C               DSI
Somerset   Production Room #1        DSI          CTX             1451C            28055110463           50210
Somerset   Production Room #2        DSI          Compaq          462              602AA11AA232          50261
Somerset   Production Room #3 (LV)   DSI          Dell            D1526TXHS        8204289               50213
Somerset   Production Room #4        DSI          DELL            E771P            MX0419TG4780128FB0W9  50054
Somerset   Putnam                    DSI          Dell            D1526TVHS        8204284               50200
Somerset   Qualls, Angela            DSI          TTX             1787             M104300203            50224
Somerset   Raab, Madeline            DSI          VIEWSONIC       E90FB            333030850467          50214
Somerset   Raab, Nikki               DSI          Hitachi         V798             H1G018690             50212
Somerset   Scarpa, Linda             DSI          Dell            E771P            EN0819ET4780412GBOCL  50106
Somerset   Sharon Skibbee            DSI
Somerset   Solimar                   DSI          ViewSonic       EA771B           DB90446501            20031
Somerset   SOMSOLIMAR                DSI          Optiquest       VCDTS21          8G90400427            50208
Somerset   Sturtz, Virginia          DSI          CTX             CVG5432          CE0154526             50081
Somerset   Szczesny, Eileen          DSI          Viewsonic       E70FB            24C024854982          50198
Somerset   Tener, Eileen             DSI          HP              HP71             MY02473005            50030
Somerset   Tomaiko, Gary             DSI          Viewsonic       E70FB            2YC024854984          50041
Somerset   Waskis, Tammy             DSI          DELL            E771             MX0419TG47801B21Z     50050
Somerset   WEB TEST                  DSI          Samsung         750S             3882A431              50223
Somerset   White, Donovan            DSI          TTX             TTX1787          M104300236            50044
Somerset   White, Donovan            DSI
Somerset   Williams, Gerry           DSI          Dell            E771MM           05E53247803311C1H6    50061
Somerset   Windows Dialin            DSI
Somerset   DOCUPRINT100MX            DSI                                                                               XEROX
Somerset   HP1700                    DSI                                                                               HP
Somerset   HP4SI-4                   DSI                                                                               HP
Somerset   HP5SI-1                   DSI                                                                               HP
Somerset   HP5SI-2                   DSI                                                                               HP
Somerset   HP5SI-3                   DSI                                                                               HP
Somerset   HP5SI-5                   DSI                                                                               HP
Somerset   HP8150                    DSI                                                                               HP
Somerset   HP890                     DSI                                                                               HP
Somerset   Line Printer              DSI                                                                               UNISYS
Somerset   N40                       DSI                                                                               XEROX
Somerset   NAB-2                     DSI                                                                               XEROX
Somerset   DSISP03                   DSI          IBM             6627-4AN         55-CFZ02              50597
Somerset   DSISP04                   DSI
Somerset   SOMSYNC                   DSI          Viewsonic       VE150MB          90K022401931          50184
Somerset   Xerox/Sun                 DSI          XEROX           XL765            F2Q243344094          50263
Somerset   APC1                      DSI
Somerset   APC2                      DSI
Somerset   APC3                      DSI
Somerset   APC4                      DSI
Somerset   APC5                      DSI
Somerset   APC6                      DSI
Somerset   APC7                      DSI
Somerset   APC8                      DSI

LOCATION   EMPLOYEE                  DEPARTMENT   PRINTER MODEL    PRINTER S/N    PRINTER F/A#    UPS MAKE    UPS MODEL   UPS S/N
---------------------------------------------------------------------------------------------------------------------------------

Somerset   Baum, Rich                DSI
Somerset   Charles, Kathy            DSI
Somerset   Chin, Arnold              DSI
Somerset   Conf Room                 DSI
Somerset   Cullen, Joan              DSI
Somerset   DOS Dialin                DSI
Somerset   DSI Line print server     DSI
Somerset   Edwards, Gail             DSI
Somerset   Fischer, Shirley          DSI
Somerset   Forte, Oreen              DSI
Somerset   Kane, Pam                 DSI
Somerset   Keypunch #1 D41           DSI
Somerset   Keypunch #2 D44           DSI
Somerset   Keypunch #3 D44           DSI
Somerset   Keypunch #4 D81           DSI
Somerset   Keypunch #6 D80           DSI
Somerset   Kraemer, Terri            DSI
Somerset   McGinnis, Carol           DSI
Somerset   McQueeny, Debbie          DSI
Somerset   McQueeny, Debbie          DSI
Somerset   Michele, Chris            DSI
Somerset   Noll, Clare               DSI
Somerset   Patel, Perry              DSI
Somerset   Pavlick, Marilyn          DSI
Somerset   PAYJSRVR                  DSI
Somerset   Processor A               DSI
Somerset   Processor B               DSI
Somerset   Processor C               DSI
Somerset   Production Room #1        DSI
Somerset   Production Room #2        DSI
Somerset   Production Room #3 (LV)   DSI
Somerset   Production Room #4        DSI
Somerset   Putnam                    DSI
Somerset   Qualls, Angela            DSI
Somerset   Raab, Madeline            DSI
Somerset   Raab, Nikki               DSI
Somerset   Scarpa, Linda             DSI
Somerset   Sharon Skibbee            DSI
Somerset   Solimar                   DSI
Somerset   SOMSOLIMAR                DSI
Somerset   Sturtz, Virginia          DSI
Somerset   Szczesny, Eileen          DSI
Somerset   Tener, Eileen             DSI
Somerset   Tomaiko, Gary             DSI
Somerset   Waskis, Tammy             DSI
Somerset   WEB TEST                  DSI
Somerset   White, Donovan            DSI
Somerset   White, Donovan            DSI
Somerset   Williams, Gerry           DSI
Somerset   Windows Dialin            DSI
Somerset   DOCUPRINT100MX            DSI          100MX                        20494
Somerset   HP1700                    DSI          1700            SG2B85113P   50231
Somerset   HP4SI-4                   DSI          4SI             USGB565048   50172
Somerset   HP5SI-1                   DSI          5SI             USDK033686   20492
Somerset   HP5SI-2                   DSI          5SI             USBK159869   20493
Somerset   HP5SI-3                   DSI          5SI             USBD043674   20491
Somerset   HP5SI-5                   DSI          5SI             USBK149458   50055
Somerset   HP8150                    DSI          8150N           USBD017453   20498
Somerset   HP890                     DSI          890C            3G7BC1J12S   50190
Somerset   Line Printer              DSI          B600            86095226     20496
Somerset   N40                       DSI          N40             W8F020823    20495
Somerset   NAB-2                     DSI          N40             W8F020170    50209
Somerset   DSISP03                   DSI
Somerset   DSISP04                   DSI
Somerset   SOMSYNC                   DSI
Somerset   Xerox/Sun                 DSI
Somerset   APC1                      DSI                                                     APC       3000
Somerset   APC2                      DSI                                                     APC       1400        Q80029320636
Somerset   APC3                      DSI                                                     APC       1400
Somerset   APC4                      DSI                                                     APC       2200        QSO150111793
Somerset   APC5                      DSI                                                     APC       2200        QSO146111536
Somerset   APC6                      DSI                                                     APC       1400
Somerset   APC7                      DSI                                                     APC       650
Somerset   APC8                      DSI                                                     APC       650

LOCATION   EMPLOYEE                  DEPARTMENT   UPS F/A#   KVM SWITCH   KVM S/N   KVM F/A#   TAPE DRV MAKE  TAPE DRV MODEL
----------------------------------------------------------------------------------------------------------------------------

Somerset   Baum, Rich                DSI
Somerset   Charles, Kathy            DSI
Somerset   Chin, Arnold              DSI
Somerset   Conf Room                 DSI
Somerset   Cullen, Joan              DSI
Somerset   DOS Dialin                DSI
Somerset   DSI Line print server     DSI
Somerset   Edwards, Gail             DSI
Somerset   Fischer, Shirley          DSI
Somerset   Forte, Oreen              DSI
Somerset   Kane, Pam                 DSI
Somerset   Keypunch #1 D41           DSI
Somerset   Keypunch #2 D44           DSI
Somerset   Keypunch #3 D44           DSI
Somerset   Keypunch #4 D81           DSI
Somerset   Keypunch #6 D80           DSI
Somerset   Kraemer, Terri            DSI
Somerset   McGinnis, Carol           DSI
Somerset   McQueeny, Debbie          DSI
Somerset   McQueeny, Debbie          DSI
Somerset   Michele, Chris            DSI
Somerset   Noll, Clare               DSI
Somerset   Patel, Perry              DSI
Somerset   Pavlick, Marilyn          DSI
Somerset   PAYJSRVR                  DSI
Somerset   Processor A               DSI
Somerset   Processor B               DSI
Somerset   Processor C               DSI
Somerset   Production Room #1        DSI
Somerset   Production Room #2        DSI
Somerset   Production Room #3 (LV)   DSI
Somerset   Production Room #4        DSI
Somerset   Putnam                    DSI
Somerset   Qualls, Angela            DSI
Somerset   Raab, Madeline            DSI
Somerset   Raab, Nikki               DSI
Somerset   Scarpa, Linda             DSI
Somerset   Sharon Skibbee            DSI
Somerset   Solimar                   DSI
Somerset   SOMSOLIMAR                DSI
Somerset   Sturtz, Virginia          DSI
Somerset   Szczesny, Eileen          DSI
Somerset   Tener, Eileen             DSI
Somerset   Tomaiko, Gary             DSI
Somerset   Waskis, Tammy             DSI
Somerset   WEB TEST                  DSI
Somerset   White, Donovan            DSI
Somerset   White, Donovan            DSI
Somerset   Williams, Gerry           DSI
Somerset   Windows Dialin            DSI
Somerset   DOCUPRINT100MX            DSI
Somerset   HP1700                    DSI
Somerset   HP4SI-4                   DSI
Somerset   HP5SI-1                   DSI
Somerset   HP5SI-2                   DSI
Somerset   HP5SI-3                   DSI
Somerset   HP5SI-5                   DSI
Somerset   HP8150                    DSI
Somerset   HP890                     DSI
Somerset   Line Printer              DSI
Somerset   N40                       DSI
Somerset   NAB-2                     DSI
Somerset   DSISP03                   DSI
Somerset   DSISP04                   DSI
Somerset   SOMSYNC                   DSI
Somerset   Xerox/Sun                 DSI
Somerset   APC1                      DSI          50188
Somerset   APC2                      DSI          50146
Somerset   APC3                      DSI          50257
Somerset   APC4                      DSI          50255
Somerset   APC5                      DSI          50256
Somerset   APC6                      DSI          50254
Somerset   APC7                      DSI          50258
Somerset   APC8                      DSI          50259

LOCATION   EMPLOYEE                  DEPARTMENT   TAPE DRV S/N  TAPE DRV F/A#
-----------------------------------------------------------------------------

Somerset   Baum, Rich                DSI
Somerset   Charles, Kathy            DSI
Somerset   Chin, Arnold              DSI
Somerset   Conf Room                 DSI
Somerset   Cullen, Joan              DSI
Somerset   DOS Dialin                DSI
Somerset   DSI Line print server     DSI
Somerset   Edwards, Gail             DSI
Somerset   Fischer, Shirley          DSI
Somerset   Forte, Oreen              DSI
Somerset   Kane, Pam                 DSI
Somerset   Keypunch #1 D41           DSI
Somerset   Keypunch #2 D44           DSI
Somerset   Keypunch #3 D44           DSI
Somerset   Keypunch #4 D81           DSI
Somerset   Keypunch #6 D80           DSI
Somerset   Kraemer, Terri            DSI
Somerset   McGinnis, Carol           DSI
Somerset   McQueeny, Debbie          DSI
Somerset   McQueeny, Debbie          DSI
Somerset   Michele, Chris            DSI
Somerset   Noll, Clare               DSI
Somerset   Patel, Perry              DSI
Somerset   Pavlick, Marilyn          DSI
Somerset   PAYJSRVR                  DSI
Somerset   Processor A               DSI
Somerset   Processor B               DSI
Somerset   Processor C               DSI
Somerset   Production Room #1        DSI
Somerset   Production Room #2        DSI
Somerset   Production Room #3 (LV)   DSI
Somerset   Production Room #4        DSI
Somerset   Putnam                    DSI
Somerset   Qualls, Angela            DSI
Somerset   Raab, Madeline            DSI
Somerset   Raab, Nikki               DSI
Somerset   Scarpa, Linda             DSI
Somerset   Sharon Skibbee            DSI
Somerset   Solimar                   DSI
Somerset   SOMSOLIMAR                DSI
Somerset   Sturtz, Virginia          DSI
Somerset   Szczesny, Eileen          DSI
Somerset   Tener, Eileen             DSI
Somerset   Tomaiko, Gary             DSI
Somerset   Waskis, Tammy             DSI
Somerset   WEB TEST                  DSI
Somerset   White, Donovan            DSI
Somerset   White, Donovan            DSI
Somerset   Williams, Gerry           DSI
Somerset   Windows Dialin            DSI
Somerset   DOCUPRINT100MX            DSI
Somerset   HP1700                    DSI
Somerset   HP4SI-4                   DSI
Somerset   HP5SI-1                   DSI
Somerset   HP5SI-2                   DSI
Somerset   HP5SI-3                   DSI
Somerset   HP5SI-5                   DSI
Somerset   HP8150                    DSI
Somerset   HP890                     DSI
Somerset   Line Printer              DSI
Somerset   N40                       DSI
Somerset   NAB-2                     DSI
Somerset   DSISP03                   DSI
Somerset   DSISP04                   DSI
Somerset   SOMSYNC                   DSI
Somerset   Xerox/Sun                 DSI
Somerset   APC1                      DSI
Somerset   APC2                      DSI
Somerset   APC3                      DSI
Somerset   APC4                      DSI
Somerset   APC5                      DSI
Somerset   APC6                      DSI
Somerset   APC7                      DSI
Somerset   APC8                      DSI

LOCATION   EMPLOYEE             DEPARTMENT  TYPE        MAKE                  MODEL       SERIAL#  FIXED ASSET #   MONITOR MAKE
-------------------------------------------------------------------------------------------------------------------------------

Somerset   Hot Spare SRVR RM 1  IT          Computer    Clone
Somerset   Munao, Phillip       IT          Computer    Dell Optiplex GX400   GX400       BZMZP01  20500           ViewSonic
Somerset   Nadeau, Laurie       IT          Computer    CLONE                 CLONE       N/A      50015           ADI ProVista
Somerset   Nadeau, Laurie       IT          Computer    Dell Optiplex GX400   GX400       9125Y01  20464           Dell
Somerset   Nadeau, Laurie       IT          Computer    NORTHGATE PCSP40      NORTHGATE   N/A      50014           WYSE
Somerset   Security             IT          Computer    Dell Optiplex Gs      P-120       88QSZ    20499           DTK
Somerset   SRVR RM 1            IT          switch
Somerset   SRVR RM 1            IT          switch
Somerset   SRVR RM 1            IT          switch
Somerset   SRVR RM 1            IT          switch
Somerset   SRVR RM 1            IT          switch
Somerset   SRVR RM 1            IT          switch
Somerset   SRVR RM 1            IT          switch
Somerset   SRVR RM 1            IT          switch
Somerset   SRVR RM 2            IT          switch
Somerset   KVM1                 IT          KVM
Somerset   KVM2                 IT          KVM
Somerset   TSMAIL07             IT          Server      IBM Netfinity 5000    8659-41Y    23W7633  50174
Somerset   TSPROXY08            IT          Server      Dell GX150            GX150       C9C1F11  20456
Somerset   TSSOM02              IT          Server      IBM Netfinity 5000    8659-51Y    23TM128  50177
Somerset   TSSOM05              IT          Server      IBM Netfinity 5000    8659-71Y    23LP641  50130

LOCATION   EMPLOYEE             DEPARTMENT  MONITOR MODEL   MONITOR S/N            MONITOR F/A #
------------------------------------------------------------------------------------------------

Somerset   Hot Spare SRVR RM 1  IT
Somerset   Munao, Phillip       IT          E771            DH91708490             50042
Somerset   Nadeau, Laurie       IT          CM700           94204FL20312133        50043
Somerset   Nadeau, Laurie       IT          E771P           MX0419TG4780124GBI3G   50152
Somerset   Nadeau, Laurie       IT          WY790N          24K11900061            50047
Somerset   Security             IT          CDD1401         C023652                50114
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 2            IT
Somerset   KVM1                 IT
Somerset   KVM2                 IT
Somerset   TSMAIL07             IT
Somerset   TSPROXY08            IT
Somerset   TSSOM02              IT
Somerset   TSSOM05              IT

LOCATION   EMPLOYEE             DEPARTMENT  SWITCH MAKE                     SWITCH MODEL  SWITCH S/N    SWITCH F/A#     PRINTER MAKE
------------------------------------------------------------------------------------------------------------------------------------

Somerset   Hot Spare SRVR RM 1  IT          Intel                           ES550T                      50188
Somerset   Munao, Phillip       IT
Somerset   Nadeau, Laurie       IT
Somerset   Nadeau, Laurie       IT
Somerset   Nadeau, Laurie       IT
Somerset   Security             IT
Somerset   SRVR RM 1            IT          Intel                           510T          SFSW8410141   50138
Somerset   SRVR RM 1            IT          Intel                           510T          Z00592247     50139
Somerset   SRVR RM 1            IT          Intel                           510T          SFSW9144205   50140
Somerset   SRVR RM 1            IT          Dell Power Connect              5012          B22HSN        50141
Somerset   SRVR RM 1            IT          CISCO                           2600          JAB044981KN   50142
Somerset   SRVR RM 1            IT          Intel                           510T          SFSW9144310   50143
Somerset   SRVR RM 1            IT          Intel                           510T          BASW1124223   50144
Somerset   SRVR RM 1            IT          Intel                           510T          SFSW9481198   50145
Somerset   SRVR RM 2            IT          Dell Power Connect              5012          Q22HS11       50186
Somerset   KVM1                 IT          keyboard/mouse switches -
                                            finance uses 3 of 8 ports,
                                            DSI uses 5 of 8
Somerset   KVM2                 IT          keyboard/mouse switches - DSI
                                            uses 8 of 8
Somerset   TSMAIL07             IT
Somerset   TSPROXY08            IT          hosts anti-virus
Somerset   TSSOM02              IT          file print server
Somerset   TSSOM05              IT          call tracking / invoices

LOCATION   EMPLOYEE             DEPARTMENT  PRINTER MODEL  PRINTER S/N   PRINTER F/A#   UPS MAKE   UPS MODEL   UPS S/N   UPS F/A#
---------------------------------------------------------------------------------------------------------------------------------

Somerset   Hot Spare SRVR RM 1  IT
Somerset   Munao, Phillip       IT
Somerset   Nadeau, Laurie       IT
Somerset   Nadeau, Laurie       IT
Somerset   Nadeau, Laurie       IT
Somerset   Security             IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 2            IT
Somerset   KVM1                 IT
Somerset   KVM2                 IT
Somerset   TSMAIL07             IT
Somerset   TSPROXY08            IT
Somerset   TSSOM02              IT
Somerset   TSSOM05              IT

LOCATION   EMPLOYEE             DEPARTMENT  KVM SWITCH             KVM S/N      KVM F/A#   TAPE DRV MAKE   TAPE DRV MODEL
-------------------------------------------------------------------------------------------------------------------------

Somerset   Hot Spare SRVR RM 1  IT
Somerset   Munao, Phillip       IT
Somerset   Nadeau, Laurie       IT
Somerset   Nadeau, Laurie       IT
Somerset   Nadeau, Laurie       IT
Somerset   Security             IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 2            IT
Somerset   KVM1                 IT          Belkin Omniview Pro
Somerset   KVM2                 IT          Belkin Omniview Pro    3023641884   50185
Somerset   TSMAIL07             IT
Somerset   TSPROXY08            IT
Somerset   TSSOM02              IT
Somerset   TSSOM05              IT

LOCATION   EMPLOYEE             DEPARTMENT   TAPE DRV S/N   TAPE DRV F/A#
-------------------------------------------------------------------------

Somerset   Hot Spare SRVR RM 1  IT
Somerset   Munao, Phillip       IT
Somerset   Nadeau, Laurie       IT
Somerset   Nadeau, Laurie       IT
Somerset   Nadeau, Laurie       IT
Somerset   Security             IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 1            IT
Somerset   SRVR RM 2            IT
Somerset   KVM1                 IT
Somerset   KVM2                 IT
Somerset   TSMAIL07             IT
Somerset   TSPROXY08            IT
Somerset   TSSOM02              IT
Somerset   TSSOM05              IT

Financial Information Schedule              Section 4.07

FISCAL YEAR 2002                                       Q1            Q2          Q3             Q4
                                                   OCT - DEC     JAN - MAR   APR - JUNE    JULY - SEPT
                                                      2001          2002        2002           2002        FY 2002
                                                   ----------------------------------------------------------------

REVENUE
REVENUE - PAYROLL PROCESSING                         996,465       877,731      939,857       943,539     3,757,592
REVENUE - QTRLY/ANNUAL SVCS                           75,302         5,307       32,918        40,176       153,703
REVENUE - W-2 PREPARATION                            195,000        (3,658)           0           275       191,617
REVENUE - PROGRAMMING CHARGES                         (1,814)            0            0             0        (1,814)
REVENUE - CUSTOMIZED REPORTS                           2,376         1,527        2,109         3,028         9,040
REVENUE - COMMISSIONS                                      0             0       62,700        19,969        82,669
REVENUE - VOUCHER OPERATIONS                         153,342       164,739      158,397       164,073       640,551
REVENUE - INTERCO CHECK FEES                           1,297         1,024        1,113         1,073         4,507
REVENUE - OTHER MISC CHARGES                          24,386        47,132       20,196        24,102       115,816
                                                           0             0            0             0             0
      TOTAL REVENUE                                1,446,354     1,093,802    1,217,290     1,196,235     4,953,681
COST OF SALES
COS - GROSS WAGES                                    246,456       220,184      257,669       243,055       967,364
COS - PAYROLL TAXES                                   22,877        22,842       24,641        21,445        91,805
COS - WORKERS COMP                                     6,915         4,982        3,151         1,346        16,394
COS - DELIVERY SERVICES                               79,734        92,017       88,798       176,368       436,917
COS - BENEFITS EXPENSE                                12,244        15,340       21,028        18,239        66,851
COS - BILLABLE EXPENSES                                9,319           725        3,014           668        13,726
COS - XEROX LASER USAGE                                8,145        11,825        1,316        10,781        32,067
COS - XEROX LASER MAINT                               13,908        14,305       13,908        13,908        56,029
COS - LASER PAPER                                      9,633         9,124        8,407         8,496        35,660
COS - OTHER FORMS/SUPPLIES                            23,054        23,639       16,614        28,886        92,193
COS - PROF LIAB INSURANCE                              4,902         4,902        6,054         5,004        20,862

     TOTAL COST OF SALES                             437,187       419,885      444,600       528,196     1,829,868

     TOTAL GROSS PROFIT                            1,009,167       673,917      772,690       668,039     3,123,813
     GROSS PROFIT %                                     69.8%         61.6%        63.5%         55.8%         63.1%
EMPLOYEE COSTS
EMPLOYEE WAGES                                        88,601        83,258       96,484        88,565       356,908
EMPLOYEE PAYROLL TAXES                                 5,750         8,707        8,014         7,027        29,498
EMPLOYEE BENEFIT EXPENSES                                702         3,701        5,376         5,327        15,106
EMPLOYEE BONUS/INCENTIVES                             20,754        17,474       22,042         8,571        68,841
EMPLOYEE W/C EXPENSE                                   2,337         1,197          309            66         3,909
EMPLOYEE AUTO ALLOWANCE                                1,453         1,245        1,453         1,745         5,896
EMPLOYEE TEMP PERSONNEL                                    0         1,429          540           431         2,400
EMPLOYEE RECRUITING FEES                                   0             0        2,548         1,941         4,489
EMPLOYEE CONT EDUCATION EXP                            1,966             0            0           329         2,295

     TOTAL EMPLOYEE COSTS                            121,563       117,011      136,766       114,002       489,342
OCCUPANCY COST
BUILDING RENT EXPENSE                                 42,902        41,920       42,246        43,383       170,451
BUILDING REPAIRS & MAINT                                 489           652        1,112           163         2,416

     TOTAL OCCUPANCY COST                             43,391        42,572       43,358        43,546       172,867
GENERAL & ADMIN
COLLECTION AGENCY FEES                                     0             0            0           708           708
TAX SERVICE FEES                                      (7,548)      (17,600)      25,148             0             0
DUES & SUBSCRIPTIONS                                     177           377         (519)        1,050         1,085
CHARITABLE CONTRIBUTIONS                                 200           250            0             0           450
SEMINARS & TRAINING EXPENSE                            1,000             0            0             0         1,000
SPECIAL EMPLOYEE EVENTS                                  280            85            0           733         1,098
TRAVEL EXPENSES                                          498           513          711           919         2,641
MEALS EXPENSE                                              0            65        1,226            90         1,381
HOTEL EXPENSE                                            492             0          138           479         1,109
AUTO MILEAGE EXPENSE                                     781           624        1,014         1,375         3,794
AUTO RENTAL EXPENSE                                      191             0            0           383           574
PARKING EXPENSE                                           20           125           55           300           500
PAYROLL SERVICES                                           0         4,231            0             0         4,231
CHECK PROCESSING EXPENSE                                   0             0           24            26            50
SOFTWARE EXPENSE                                       8,301         2,297       12,657        10,054        33,309
COMPUTER SUPPLIES EXPENSE                                  0             0          371           528           899
NETWORK CHARGES                                        1,992         1,285          679         1,422         5,378
COPIER MAINTENANCE EXPENSE                                73             0          290             0           363
OFFICE SUPPLIES EXPENSE                                5,763        13,949        5,778         9,467        34,957
OFFICE EQUIPMENT LEASES                                3,036         2,440        2,496         3,114        11,086
OFFICE EQUIP MAINTENANCE                               1,640         1,752        1,995         2,146         7,533
POSTAGE EXPENSE                                       15,004        18,237       16,667       (49,574)          334
DELIVERY EXPENSE                                         359         1,323        1,133           274         3,089
OVERNIGHT EXPENSE                                         48           114           18            86           266
TELEPHONE EXPENSE                                     11,737         8,073       11,242        10,234        41,286
BANK FEES                                                  0             0          465            30           495
LATE CHARGES                                               0             0           25           (25)            0
BAD DEBT EXPENSE                                       9,000         9,000      (52,425)       (3,146)      (37,571)
MISC. G & A EXPENSES                                   2,782         1,951          203           809         5,745

     TOTAL GENERAL & ADMIN                            55,826        49,091       29,391        (8,518)      125,790
NEW BUSINESS EXP
SALES EMPLOYEE WAGES                                  22,184        20,042       23,655        25,953        91,834
SALES PAYROLL TAXES                                    1,850         5,839        4,323         2,322        14,334
SALES BENEFIT INSURANCE                                  255           255          (50)        1,089         1,549
SALES COMMISSIONS                                     30,668        31,865       27,157        26,946       116,636
SALES WORKERS COMP EXPENSE                             1,204         1,201          734           433         3,572
SALES AUTO ALLOWANCES                                  4,130         3,294        4,259         3,775        15,458
ADVERTISING EXPENSE                                    1,006           839        3,301         5,503        10,649
DUES AND SUBSCRIPTIONS                                 1,120           840          653           373         2,986
OUTSIDE TELEMARKETING EXP                                  0             0          236             0           236
TRADE SHOW EXPENSE                                         0           400            0         1,397         1,797
TRAVEL EXPENSE                                           178             0            0            29           207
ENTERTAINMENT EXPENSE                                     30             0           21             0            51
MEALS-REGULAR                                              0             0           20            62            82
PARKING EXPENSE                                          213            61          513            51           838
OFFICE SUPPLIES & STATIONARY                               0             0          142            66           208
OFFICE EQUIPT MAINTENANCE                                  0             0           40             0            40
POSTAGE EXPENSE                                          149            24          110           201           484
DELIVERY EXPENSE                                           8             0           50           207           265
OVERNIGHT EXPENSE                                        249           179          390           194         1,012
TELEPHONE EXPENSE                                        963           558        1,376           749         3,646
CELL PHONE/PAGER EXPENSE                                 195            64          264           180           703
RAM ALLOCATION                                             0             0            0             0             0

     TOTAL NEW BUSINESS EXP                           64,402        65,461       67,194        69,530       266,587

     TOTAL S G & A                                   285,182       274,135      276,709       218,560     1,054,586
DEPR & AMORT EXP                                           0             0            0             0             0
DEPREC EXP - FURNITURE & EQUIP                           906           906          906           941         3,659
DEPREC EXP - TELEPHONE EQUIP                             333           333          333           946         1,945
DEPREC EXP - COMPUTER EQUIP                              261           261          261           697         1,480
DEPREC EXP -  3RD PTY SOFTWARE                         1,590         1,590        1,590           330         5,100
                                                           0             0            0             0             0
     TOTAL DEPR & AMORT                                3,090         3,090        3,090         2,914        12,184

     TOTAL INC FROM OPS                              720,895       396,692      492,891       446,565     2,057,043

FISCAL YEAR 2003                                       Q1           Q2           Q3             Q4
                                                   OCT - DEC     JAN - MAR   APR - JUNE    JULY - SEPT
                                                      2002         2003         2003           2003        FY 2003
                                                   ----------------------------------------------------------------

REVENUE
REVENUE - PAYROLL PROCESSING                         973,056       849,412      938,859       967,131     3,728,458
REVENUE - QTRLY/ANNUAL SVCS                           60,925        26,748       31,905        40,114       159,692
REVENUE - W-2 PREPARATION                            190,000        21,144            0             0       211,144
REVENUE - CUSTOMIZED REPORTS                            (478)          478            0             0             0
REVENUE - COMMISSIONS                                 16,158        13,999       32,550        16,455        79,162
REVENUE - VOUCHER OPERATIONS                         162,358       181,409       56,006             0       399,773
REVENUE - INTERCO CHECK FEES                           1,099             0        1,338           397         2,834
REVENUE - OTHER MISC CHARGES                          20,355        41,849       27,267        18,308       107,779

      TOTAL REVENUE                                1,423,473     1,135,039    1,087,925     1,042,405     4,688,842
COST OF SALES
COS - GROSS WAGES                                    236,334       224,843      209,716       223,959       894,852
COS - PAYROLL TAXES                                   21,983        22,748       19,024        18,426        82,181
COS - WORKERS COMP                                     1,339           651          654           501         3,145
COS - DELIVERY SERVICES                              116,731       100,548       84,643        89,262       391,184
COS - BENEFITS EXPENSE                                19,447        18,523       20,037        15,988        73,995
COS - BILLABLE EXPENSES                                3,051        17,866        1,121           738        22,776
COS - XEROX LASER USAGE                                7,918         8,304        4,914         7,526        28,662
COS - XEROX LASER MAINT                               13,908        14,856       13,911        13,908        56,583
COS - LASER PAPER                                      7,434         9,100        6,372        10,069        32,975
COS - OTHER FORMS/SUPPLIES                            35,133        29,958       20,964        20,809       106,864
COS - PROF LIAB INSURANCE                              5,004         5,004        2,218             0        12,226
COS - OTHER MISC EXPENSE                                   0             0          130           307           437

     TOTAL COST OF SALES                             468,282       452,401      383,704       401,493     1,705,880

     TOTAL GROSS PROFIT                              955,191       682,638      704,221       640,912     2,982,962
     GROSS PROFIT %                                     67.1%         60.1%        64.7%         61.5%         63.6%
EMPLOYEE COSTS
EMPLOYEE WAGES                                       129,879       141,809      128,226        85,663       485,577
EMPLOYEE PAYROLL TAXES                                11,380        13,282       10,733         7,740        43,135
EMPLOYEE BENEFIT EXPENSES                             11,845        12,156      (10,625)        1,503        14,879
EMPLOYEE BONUS/INCENTIVES                             23,462        16,443       16,927        14,314        71,146
EMPLOYEE W/C EXPENSE                                     130           447          403           416         1,396
EMPLOYEE AUTO ALLOWANCE                                1,803         1,131        1,283           831         5,048
EMPLOYEE RECRUITING FEES                                 396         1,558            0           833         2,787
EMPLOYEE CONT EDUCATION EXP                                0             0            0         1,049         1,049
EMPLOYEE  FORGIVENESS OF DEBT                              0             0       20,520         4,860        25,380

     TOTAL EMPLOYEE COSTS                            178,895       186,826      167,467       117,209       650,397
OCCUPANCY COST
BUILDING RENT EXPENSE                                 42,753        44,120       42,753        45,333       174,959
UTILITIES EXPENSE                                          0         4,800        3,375         3,000        11,175
BUILDING REPAIRS & MAINT                                 479           122          586           553         1,740

     TOTAL OCCUPANCY COST                             43,232        49,042       46,714        48,886       187,874
GENERAL & ADMIN
COLLECTION AGENCY FEES                                     0             0            0         1,432         1,432
DUES & SUBSCRIPTIONS                                       0         1,530          164           249         1,943
SEMINARS & TRAINING EXPENSE                                0             0            0           334           334
SPECIAL EMPLOYEE EVENTS                                  662           648          429         1,052         2,791
TRAVEL EXPENSES                                          108         1,193        1,385            25         2,711
ENTERTAINMENT EXPENSE                                      0            62           26             0            88
MEALS EXPENSE                                             93           260           28           258           639
HOTEL EXPENSE                                              0           325          198            55           578
AUTO MILEAGE EXPENSE                                     729           773          647           422         2,571
AUTO RENTAL EXPENSE                                        0           115            0             0           115
PARKING EXPENSE                                            0           169            0           219           388
CHECK PROCESSING EXPENSE                                  29             0           12             0            41
SOFTWARE EXPENSE                                      19,902         9,436       20,246        16,749        66,333
HARDWARE EXPENSE                                       1,147         1,283            0             0         2,430
COMPUTER SUPPLIES EXPENSE                                  0           779            0             0           779
NETWORK CHARGES                                        2,130         2,517        2,043         2,139         8,829
COPIER MAINTENANCE EXPENSE                               146            73          146            73           438
OFFICE SUPPLIES EXPENSE                                3,729         4,411          545           190         8,875
OFFICE EQUIPMENT LEASES                                1,317         1,983        1,785         3,878         8,963
OFFICE EQUIP MAINTENANCE                               5,586         5,284          510         1,179        12,559
POSTAGE EXPENSE                                        1,000         1,333          667             0         3,000
DELIVERY EXPENSE                                         273           238          113             0           624
OVERNIGHT EXPENSE                                          9           200           62           908         1,179
TELEPHONE EXPENSE                                     10,300        10,191        9,835         8,697        39,023
BANK FEES                                                  0             0          102             0           102
LATE CHARGES                                               0            30            0             0            30
BAD DEBT EXPENSE                                      25,012        (4,155)      44,566         7,311        72,734
MISC. G & A EXPENSES                                   2,204         1,001          522           312         4,039

     TOTAL GENERAL & ADMIN                            74,376        39,679       84,031        45,482       243,568
NEW BUSINESS EXP
SALES EMPLOYEE WAGES                                  27,536        28,826       29,537        30,249       116,148
SALES PAYROLL TAXES                                    2,405         6,211        4,721         3,185        16,522
SALES BENEFIT INSURANCE                                1,244         1,264        1,272         2,394         6,174
SALES BONUSES/INCENTIVES                              28,077        32,532       27,813        24,804       113,226
SALES COMMISSIONS                                          0             0        1,560             0         1,560
SALES WORKERS COMP EXPENSE                               464           416          312           298         1,490
SALES AUTO ALLOWANCES                                  5,031         4,615        5,476         4,569        19,691
1099 COMMISSIONS                                           0             0          581         1,720         2,301
RECRUITING FEES                                          715             0            0             0           715
ADVERTISING EXPENSE                                    2,417         2,798        1,301            27         6,543
DUES AND SUBSCRIPTIONS                                 1,760         1,601            0         1,155         4,516
TRADE SHOW EXPENSE                                       795         1,334        3,882         3,045         9,056
TRAVEL EXPENSE                                            25            43          703             0           771
ENTERTAINMENT EXPENSE                                      0             0            0            86            86
MEALS-REGULAR                                              0             0          114            90           204
HOTEL EXPENSE                                              0             0        1,049           605         1,654
AUTO MILEAGE EXPENSE                                       0             0           94           439           533
PARKING EXPENSE                                            6            32          110           145           293
OFFICE SUPPLIES & STATIONARY                             250         2,538          740           315         3,843
POSTAGE EXPENSE                                          542            87           23           157           809
DELIVERY EXPENSE                                          42            33          605           193           873
OVERNIGHT EXPENSE                                        253           331          210           360         1,154
TELEPHONE EXPENSE                                        722           880          734           978         3,314
CELL PHONE/PAGER EXPENSE                                 134             0            0             0           134
OTHER MISC SALES EXP                                       0             0            0             0             0

     TOTAL NEW BUSINESS EXP                           72,418        83,541       80,837        74,814       311,610

     TOTAL S G & A                                   368,921       359,088      379,049       286,391     1,393,449
DEPR & AMORT EXP
DEPREC EXP - FURNITURE & EQUIP                           912           912          913           912         3,649
DEPREC EXP - TELEPHONE EQUIP                             976           975          741           732         3,424
DEPREC EXP - CAPITAL LEASE                                18            18            6             0            42
DEPREC EXP - COMPUTER EQUIP                              603           525          518           519         2,165
DEPREC EXP - LEASEHOLD IMPR                                0             0           21            30            51
DEPREC EXP -  3RD PTY SOFTWARE                             0             0           12            18            30

     TOTAL DEPR & AMORT                                2,509         2,430        2,211         2,211         9,361

     TOTAL INC FROM OPS                              583,761       321,120      322,961       352,310     1,580,152

FISCAL YEAR 2004                                       Q1            Q2          Q3             Q4
                                                   OCT - DEC     JAN - MAR   APR - JUNE    JULY - SEPT
                                                      2003          2004        2004           2004        FY 2004
                                                   ----------------------------------------------------------------

REVENUE
REVENUE - PAYROLL PROCESSING                       1,012,507       878,261      963,030       982,959     3,836,757
REVENUE - QTRLY/ANNUAL SVCS                           58,059        28,093       32,501        42,040       160,693
REVENUE - W-2 PREPARATION                            185,000        45,832            0             0       230,832
REVENUE - COMMISSIONS                                 12,628        11,743       36,470        13,635        74,476
REVENUE - INTERCO CHECK FEES                             170           109            0             0           279
REVENUE - OTHER MISC CHARGES                          17,325        50,412       32,020        28,846       128,603

      TOTAL REVENUE                                1,285,689     1,014,450    1,064,021     1,067,480     4,431,640
COST OF SALES
COS - GROSS WAGES                                    227,475       232,744      231,194       234,841       926,254
COS - PAYROLL TAXES                                   27,021        22,662       22,505        19,996        92,184
COS - WORKERS COMP                                       295           385        1,016           739         2,435
COS - DELIVERY SERVICES                               83,111        79,758       95,357        93,618       351,844
COS - BENEFITS EXPENSE                                16,917        19,282       19,356        18,200        73,755
COS - BILLABLE EXPENSES                                  112           396          583         1,283         2,374
COS - XEROX LASER USAGE                                  409         7,614        6,623         2,427        17,073
COS - XEROX LASER MAINT                               13,908        13,908        4,636        24,250        56,702
COS - LASER PAPER                                      7,435         8,711        7,114         7,848        31,108
COS - OTHER FORMS/SUPPLIES                            37,968        31,080       15,543        25,434       110,025
COS - TEMP PERSONNEL                                       0            71            0             0            71
COS - OTHER MISC EXPENSE                                 208           146          167             0           521

     TOTAL COST OF SALES                             414,859       416,757      404,094       428,636     1,664,346

     TOTAL GROSS PROFIT                              870,830       597,693      659,927       638,844     2,767,294
     GROSS PROFIT %                                     67.7%         58.9%        62.0%         59.8%         62.4%
EMPLOYEE COSTS
EMPLOYEE WAGES                                        60,056        71,967       69,744        64,027       265,794
EMPLOYEE PAYROLL TAXES                                 4,361         7,238        5,905         5,614        23,118
EMPLOYEE BENEFIT EXPENSES                               (410)        1,870        1,830         1,819         5,109
EMPLOYEE BONUS/INCENTIVES                             18,000        13,480       17,101        14,267        62,848
EMPLOYEE W/C EXPENSE                                     192           165          294           201           852
EMPLOYEE AUTO ALLOWANCE                                    0             0            0             0             0
EMPLOYEE TEMP PERSONNEL                                    0             0          380             0           380
EMPLOYEE RECRUITING FEES                                   0         2,137        2,395             0         4,532

     TOTAL EMPLOYEE COSTS                             82,199        96,857       97,649        85,928       362,633
OCCUPANCY COST
BUILDING RENT EXPENSE                                 24,000        24,000       24,000        24,000        96,000
UTILITIES EXPENSE                                     (1,200)        2,314        2,325         2,850         6,289
BUILDING REPAIRS & MAINT                                   0           877        2,359         1,415         4,651

     TOTAL OCCUPANCY COST                             22,800        27,191       28,684        28,265       106,940
GENERAL & ADMIN
CONSULTING FEES                                            0             0       12,148        14,160        26,308
PROFESSIONAL FEES                                          0             0          300             0           300
COLLECTION AGENCY FEES                                     0             0          185             0           185
LICENSES/PERMITS/FEES                                    434             0           90            37           561
DUES & SUBSCRIPTIONS                                       0         1,164          165             0         1,329
CHARITABLE CONTRIBUTIONS                                 225             0            0           225           450
SEMINARS & TRAINING EXPENSE                                0             0            0           364           364
SPECIAL EMPLOYEE EVENTS                                  322           121          359           583         1,385
TRAVEL EXPENSES                                          847            27           73             0           947
ENTERTAINMENT EXPENSE                                      0             0           56             0            56
MEALS EXPENSE                                            239           121          150            74           584
HOTEL EXPENSE                                            489           792            0            90         1,371
AUTO MILEAGE EXPENSE                                     361           455          763         1,010         2,589
AUTO RENTAL EXPENSE                                      173             0            0             0           173
PARKING EXPENSE                                           30             0            0             0            30
SOFTWARE EXPENSE                                      12,870         7,436        4,542         4,446        29,294
HARDWARE EXPENSE                                           0         1,340            0             0         1,340
COMPUTER SUPPLIES EXPENSE                                  0         1,023            0         1,264         2,287
NETWORK CHARGES                                        2,232         2,954        3,450         3,626        12,262
OFFICE SUPPLIES EXPENSE                                   39           575          597           511         1,722
STATIONARY SUPPLIES                                        0             0          219             0           219
OFFICE EQUIPMENT LEASES                                9,415         2,227        2,331         2,103        16,076
OFFICE EQUIP MAINTENANCE                               1,225         1,995          429           641         4,290
POSTAGE EXPENSE                                            9         1,500        2,000         1,984         5,493
OVERNIGHT EXPENSE                                        (31)          119           61           142           291
TELEPHONE EXPENSE                                      4,809         5,331        6,835         7,021        23,996
BANK FEES                                                 (7)            0            0             0            (7)
PENALTIES                                                  0             0        7,499             0         7,499
BAD DEBT EXPENSE                                       9,000         9,000        9,000       (21,000)        6,000
MISC. G & A EXPENSES                                     501            51          163           437         1,152

     TOTAL GENERAL & ADMIN                            43,182        36,231       51,415        17,718       148,546
NEW BUSINESS EXP
SALES EMPLOYEE WAGES                                  25,702        28,245       41,958        51,019       146,924
SALES PAYROLL TAXES                                    2,760         6,276        6,614         5,163        20,813
SALES BENEFIT INSURANCE                                3,875         3,123        2,785         2,987        12,770
SALES BONUSES/INCENTIVES                              28,922        33,546       30,842        35,265       128,575
SALES WORKERS COMP EXPENSE                               154           346          442           458         1,400
SALES AUTO ALLOWANCES                                  4,639         4,108        6,826         7,338        22,911
1099 COMMISSIONS                                       2,954         3,849        2,499         3,990        13,292
ADVERTISING EXPENSE                                    4,415         4,344          412            27         9,198
DUES AND SUBSCRIPTIONS                                 1,185           200            0         1,645         3,030
PROMOTIONAL MATERIAL                                     717             0            0         1,242         1,959
TRADE SHOW EXPENSE                                       453         2,015          189           350         3,007
TRAVEL EXPENSE                                             0            80          121            20           221
ENTERTAINMENT EXPENSE                                      0            75           42            80           197
MEALS-REGULAR                                              0            92           83            15           190
HOTEL EXPENSE                                              0           764            0           254         1,018
AUTO MILEAGE EXPENSE                                     136            90          172             0           398
PARKING EXPENSE                                           39           168           49           175           431
OFFICE SUPPLIES & STATIONARY                             488           232          636         1,922         3,278
POSTAGE EXPENSE                                           37           205           48           195           485
DELIVERY EXPENSE                                          89             0            0             0            89
OVERNIGHT EXPENSE                                        191           381          371           556         1,499
TELEPHONE EXPENSE                                        298           688          154           361         1,501
CELL PHONE/PAGER EXPENSE                                 258           594          763           868         2,483

     TOTAL NEW BUSINESS EXP                           77,312        89,421       95,006       113,930       375,669

     TOTAL S G & A                                   225,493       249,700      272,754       245,841       993,788
DEPR & AMORT EXP
DEPREC EXP - INTERNAL SOFTWARE                        16,869        16,869       16,869        16,869        67,476

     TOTAL DEPR & AMORT                               16,869        16,869       16,869        16,869        67,476

     TOTAL INC FROM OPS                              628,468       331,124      370,304       376,134     1,706,030

EBITDA                                               645,337       347,993      387,173       393,003     1,773,506

FISCAL YEAR 2005                                      Q1             Q2          Q3            Q4
                                                   OCT - DEC     JAN - MAR   APR - JUNE    JULY - SEPT
                                                     2004           2005        2005          2005         FY 2005
                                                   ----------------------------------------------------------------

REVENUE
REVENUE - PAYROLL PROCESSING                         973,580       883,017      988,328     1,065,317     3,910,242
REVENUE - QTRLY/ANNUAL SVCS                           60,377       286,945       34,767        45,816       427,905
REVENUE - W-2 PREPARATION                            227,500      (227,500)           0           100           100
REVENUE - COMMISSIONS                                 14,180        45,418       22,482        21,963       104,043
REVENUE - OTHER MISC CHARGES                          28,438        56,988       43,493        54,053       182,972

      TOTAL REVENUE                                1,304,075     1,044,868    1,089,070     1,187,249     4,625,262
COST OF SALES
COS - GROSS WAGES                                    229,982       222,028      227,049       244,883       923,942
COS - PAYROLL TAXES                                   23,354        22,581       22,926        23,619        92,480
COS - WORKERS COMP                                       930           705        3,043         3,227         7,905
COS - DELIVERY SERVICES                               85,423        95,568       90,187        86,611       357,789
COS - BENEFITS EXPENSE                                17,457        20,389       18,758        19,092        75,696
COS - BILLABLE EXPENSES                                  113           870        1,016         1,079         3,078
COS - XEROX LASER USAGE                                    0         6,698        3,315         3,034        13,047
COS - XEROX LASER MAINT                              (15,568)          524          985         1,008       (13,051)
COS - LASER PAPER                                      9,240         9,371        6,575         8,438        33,624
COS - OTHER FORMS/SUPPLIES                            34,889        22,642       22,577        22,858       102,966
COS - OTHER MISC EXPENSE                                 312            86          269           268           935

     TOTAL COST OF SALES                             386,132       401,462      396,700       414,117     1,598,411

     TOTAL GROSS PROFIT                              917,943       643,406      692,370       773,132     3,026,851
     GROSS PROFIT %                                      201           183          189           195           769
EMPLOYEE COSTS                                             0             0            0             0             0
EMPLOYEE WAGES                                        62,248        66,811       61,798        61,892       252,749
EMPLOYEE PAYROLL TAXES                                 3,976         6,609        4,751         4,783        20,119
EMPLOYEE BENEFIT EXPENSES                              1,800         3,575        3,579         3,586        12,540
EMPLOYEE BONUS/INCENTIVES                             34,238        19,096       19,034        17,699        90,067
EMPLOYEE W/C EXPENSE                                     335           183          754           749         2,021
EMPLOYEE REFERRAL BONUS                                   17             0            0             0            17

     TOTAL EMPLOYEE COSTS                            102,614        96,274       89,916        88,709       377,513
OCCUPANCY COST                                             0             0            0             0             0
BUILDING RENT EXPENSE                                 24,000        24,000       24,000        24,000        96,000
UTILITIES EXPENSE                                          0           225        1,875         9,675        11,775
BUILDING REPAIRS & MAINT                               1,527           524          550         1,344         3,945

     TOTAL OCCUPANCY COST                             25,527        24,749       26,425        35,019       111,720
GENERAL & ADMIN                                            0             0            0             0             0
GEN LIABILITY/PROPERTY INS                                 0           150            0             0           150
CONSULTING FEES                                       22,485        20,883       21,490         3,280        68,138
PROFESSIONAL FEES                                      1,238         1,823            0             0         3,061
COLLECTION AGENCY FEES                                     0             0            0           199           199
LICENSES/PERMITS/FEES                                    100           125          262            16           503
PROPERTY TAXES                                           221             0            0             0           221
DUES & SUBSCRIPTIONS                                   1,270         1,196          165         1,152         3,783
G&A ADVERTISING EXPENSE                                1,563             0          744             0         2,307
SEMINARS & TRAINING EXPENSE                              250             0            0           389           639
SPECIAL EMPLOYEE EVENTS                                1,874           247           97           350         2,568
TRAVEL EXPENSES                                        1,649             0            0           182         1,831
ENTERTAINMENT EXPENSE                                     18             0            0             0            18
MEALS EXPENSE                                            231            70          132           224           657
HOTEL EXPENSE                                            264           250            0             0           514
AUTO MILEAGE EXPENSE                                     646           205          862         1,795         3,508
AUTO RENTAL EXPENSE                                       79             0            0             0            79
PARKING EXPENSE                                           35             0           34             0            69
OFFSITE STORAGE                                            0             0          763         3,264         4,027
SOFTWARE EXPENSE                                      10,803         7,343        6,933         7,002        32,081
HARDWARE EXPENSE                                           0             0            0            38            38
COMPUTER SUPPLIES EXPENSE                                 67            15          170           416           668
IT MAINTENANCE AGMTS                                   2,308             0            0         3,039         5,347
NETWORK CHARGES                                        4,363         2,986        2,842         2,287        12,478
COPIER MAINTENANCE EXPENSE                               400             0            0             0           400
OFFICE SUPPLIES EXPENSE                                1,718         1,392          890         1,520         5,520
STATIONARY SUPPLIES                                        0             0            0           599           599
OFFICE EQUIPMENT LEASES                                2,972         3,479        2,600         2,497        11,548
OFFICE EQUIP MAINTENANCE                               2,368         3,295        1,478         2,049         9,190
POSTAGE EXPENSE                                        1,000           951        2,000           996         4,947
DELIVERY EXPENSE                                           0         1,309            0             0         1,309
OVERNIGHT EXPENSE                                        564           265          411           263         1,503
TELEPHONE EXPENSE                                      5,695         4,237        3,822         5,965        19,719
CELL PHONE/PAGER EXPENSE                                   0            61            0             0            61
BAD DEBT EXPENSE                                       9,000        (3,322)      19,267        (6,227)       18,718
MISC. G & A EXPENSES                                   2,185         1,710        2,190           120         6,205

     TOTAL GENERAL & ADMIN                            75,366        48,670       67,152        31,415       222,603
NEW BUSINESS EXP                                           0             0            0             0             0
SALES EMPLOYEE WAGES                                  52,096        37,117       38,354        74,777       202,344
SALES PAYROLL TAXES                                    5,043         8,081        6,535         8,480        28,139
SALES BENEFIT INSURANCE                                3,021         3,124        2,286         4,325        12,756
SALES BONUSES/INCENTIVES                              29,749        35,130       37,800        40,425       143,104
SALES WORKERS COMP EXPENSE                               765           607          832         1,424         3,628
SALES AUTO ALLOWANCES                                  8,561         5,724        5,793         9,716        29,794
1099 COMMISSIONS                                       6,537         6,662        6,548         7,701        27,448
PROFESSIONAL FEES                                          0         9,080       18,883             0        27,963
RECRUITING FEES                                            0             0          497             0           497
ADVERTISING EXPENSE                                    1,896         3,054        2,023         4,854        11,827
DUES AND SUBSCRIPTIONS                                    20             0        1,640             0         1,660
OUTSIDE TELEMARKETING EXP                                 80         1,500        1,825         1,450         4,855
DIRECT MAILING                                             0             0        2,594         1,503         4,097
BROCHURE MATERIAL                                          0             0            0         2,546         2,546
PROMOTIONAL MATERIAL                                       0             0        5,921         1,381         7,302
TRADE SHOW EXPENSE                                         0           750          425           936         2,111
TRAVEL EXPENSE                                           569           505           90           475         1,639
ENTERTAINMENT EXPENSE                                    170           286            0           360           816
MEALS-REGULAR                                             41             0            0            85           126
HOTEL EXPENSE                                            637             0            0             0           637
PARKING EXPENSE                                          148            51           85           197           481
OFFICE SUPPLIES & STATIONARY                             387           586          481         1,208         2,662
POSTAGE EXPENSE                                          112            39        1,590         3,024         4,765
DELIVERY EXPENSE                                           0             0           61             0            61
OVERNIGHT EXPENSE                                      1,083           640          529           566         2,818
TELEPHONE EXPENSE                                        174           207          169           383           933
CELL PHONE/PAGER EXPENSE                               1,372         1,188          844         1,206         4,610
OTHER MISC SALES EXP                                     422            18          246            18           704

     TOTAL NEW BUSINESS EXP                          112,883       114,349      136,051       167,040       530,323

     TOTAL S G & A                                   316,390       284,042      319,544       322,183     1,242,159
DEPR & AMORT EXP                                           0             0            0             0             0
DEPREC EXP - TELEPHONE EQUIP                               0             0        1,513           753         2,266
DEPREC EXP - CAPITAL LEASE                                 0        77,078      (38,539)            0        38,539
DEPREC EXP - COMPUTER EQUIP                                0             0            0            93            93
DEPREC EXP - LEASEHOLD IMPR                                0             0       12,846        12,846        25,692
DEPREC EXP - INTERNAL SOFTWARE                        16,869        16,869       17,369        17,619        68,726

     TOTAL DEPR & AMORT                               16,869        93,947       (6,811)       31,311       135,316

     TOTAL INC FROM OPS                              584,684       265,417      379,637       419,638     1,649,376

EBITDA                                               601,553       359,364      372,826       450,949     1,784,692

                                        AS OF              AS OF              AS OF              AS OF
SUMMARY BALANCE SHEET                  9/30/03            9/30/04            9/30/05            12/31/05
------------------------------------------------------------------------------------------------------------

 Cash                               $           --     $           --    $            --    $             --
AR                                             537                582                580                 877
Other Current Assets                            12                 14                  9                  30
----------------------------------------------------------------------------------------    ----------------
 Total Current Assets                          550                596                589                 907

Net Fixed Assets                               337                259                397                 368

 TOTAL ASSETS                       $          887     $          855    $           986    $          1,275
========================================================================================    ================

 Leases Payable                     $           --     $           --    $            50    $             50
Accrued Payroll                                 67                 79                 31                  64
AP                                             148                136                 59                  66
Accrued Expenses & Other Current                69                 75                 94                  46
----------------------------------------------------------------------------------------    ----------------
   Current Liabilities                         284                289                235                 226

Capital Leases                                  --                 --                148                 135
Other Long Term                                 --                 --                 --                  --
----------------------------------------------------------------------------------------    ----------------
Total Liabilities                              284                289                382                 361

Equity                                         603                566                603                 915
----------------------------------------------------------------------------------------    ----------------

 TOTAL LIABILITIES & EQUITY         $          887     $          855    $           986    $          1,275
========================================================================================    ================

Intellectual Property Schedule            Sections 2.01; 4.13

                                              INTELLECTUAL PROPERTY SCHEDULE

                                           INTELLECTUAL PROPERTY OWNED BY SELLER
---------------------------------------------------------------------------------------------------------------------------
        TYPE               REG. NO.                            COVERS                              EFFECTIVE         TERM
---------------------------------------------------------------------------------------------------------------------------

    Service Mark           2,761,339                    DSI Payroll Services                       9/9/2003        10 years
---------------------------------------------------------------------------------------------------------------------------
     Domain Name                                     www.dsipayrollservices.com                    1/9/2003         annual
---------------------------------------------------------------------------------------------------------------------------
     Domain Name                                      www.digitalsolutions.com                     7/10/1996        annual
---------------------------------------------------------------------------------------------------------------------------
                                          All DSI email addresses, employee email boxes and
      DSI Email                                         all contents therein.
---------------------------------------------------------------------------------------------------------------------------
    Customer List                                (included in the Customer Schedule)
---------------------------------------------------------------------------------------------------------------------------
                                          Payroll, quarterly, WIP, A/P, G/L, joint industry
                                            board, report writer, web remote, and various
                                         operational systems, all Source Code related to the
                                             foregoing and all written manuals or other
Proprietary Software                            materials relating to the foregoing.
---------------------------------------------------------------------------------------------------------------------------
                                           All brochures, catalogues, and other marketing
 Marketing Materials                               materials used in the Business.
---------------------------------------------------------------------------------------------------------------------------
                                           All written materials relating to the Business,
  Written Materials                         including, for example, manuals and policies.
---------------------------------------------------------------------------------------------------------------------------
       Website                                              All contents.
---------------------------------------------------------------------------------------------------------------------------
                                             All copyrights to materials relating to the
                                         Business (whether or not registered with the United
  Other Copyrights                                    States copyright office).
---------------------------------------------------------------------------------------------------------------------------
                                         Virtual machines (VMWare software files) created by
                                         Seller for DSI's disaster recovery plan; all phone
    Miscellaneous                               and fax numbers used in the Business.
---------------------------------------------------------------------------------------------------------------------------

General Contracts Schedule                Sections 2.01; 4.06

              NAME                   EFFECTIVE DATE                            TYPE
--------------------------------------------------------------------------------------------------------

Ceridian Corporation                   2/26/2004            Third Party Processor Remarketer Agreement
3311 East Old Shakopee Road
Minneapolis, MN   55425

Ceridian Tax Service, Inc.             4/20/2006                 Tax Filing Remarketing Agreement

                                                           Addendum to Third Party Processor Remarketer
Ceridian Corporation                   4/20/2006          Agreement and Tax Filing Remarketing Agreement

Patterson Smith Associates, LLC         8/1/2005                  Terminated as of May 25, 2006
530 Fifth Ave., 14th Floor
New York, NY 10036

Directo, Inc.                           2/1/2004                  Terminated as of May 25, 2006
3091 Governors Lake Drive
Suite 300
Norcross, GA 30071

Insurance Schedule                        Sections 4.15

------------------------------------------------------------------------------------------
TEAMSTAFF INSURANCE SCHEDULE
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
       COVERAGE                 CARRIER             POLICY#                   DATES
------------------------------------------------------------------------------------------

                             Zurich- Cedar
 Workers Compensation            Hill                                       4/1/06-07

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                Pacific
   General Liability           Indemnity         3582-56-01 LIO         5/10/05 - 5/20/06
        non-Rx

------------------------------------------------------------------------------------------
                                Pacific
Package - Business Auto        Indemnity              same              5/10/05 - 5/20/06

------------------------------------------------------------------------------------------
                                Pacific
  Package - Property           Indemnity              same              5/10/05 - 5/20/06

------------------------------------------------------------------------------------------
                               National
       Umbrella               Union (AIG)                               5/10/05 - 5/20/06

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                               Lexington
E & O Payroll Services           (AIG)              1154943              5/10/05-5/20/06

------------------------------------------------------------------------------------------
       Fiduciary                Zurich           FLC5336102-00          5/20/05 - 5/20/06
------------------------------------------------------------------------------------------
         EPLi                    Chubb             6800-8576            5/15/05 - 5/20/06
------------------------------------------------------------------------------------------
         D & O                  Zurich                                  4/28/05 - 5/20/06
------------------------------------------------------------------------------------------
      Excess D & O             Hartford                                 4/28/05 - 5/20/06
------------------------------------------------------------------------------------------
   Excess D & O Side
        A Only                  Admiral                                 4/28/05 - 5/20/06
------------------------------------------------------------------------------------------
         Crime                  Zurich           FID 533651600             4/20/04-07
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

Internet Liability E&O       AIG Specialty          3488776                10/1/05-06

------------------------------------------------------------------------------------------
   Healthcare E & O              Arch                                  11/21/05 - 11/21/06

------------------------------------------------------------------------------------------
   General Liability             arch
        Rx Only

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
       COVERAGE                    PREMIUM                      LIMITS             DEDUCTIBLE
------------------------------------------------------------------------------------------------

 Workers Compensation              $690,000                      Stat                 none
                                                              $1,000,000
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

   General Liability               $32,721                  $2,000,000 AGG             $0
        non-Rx                    incl taxes                $1,000,000 OCC
                                                            $5,000 Med Pay
                                                            $1,000,000 EBL
------------------------------------------------------------------------------------------------

Package - Business Auto             Incl.                 $1,000,000 Any Auto          $0
                                                           $1,000,000 UN/UIM
                                                            $10,000 Med Pay
------------------------------------------------------------------------------------------------

  Package - Property                 incl                                        $5,000 All Risk
                                                                                  $25,000 Flood
                                                              $3,600,000           $25,000 EQ
------------------------------------------------------------------------------------------------

       Umbrella                    $45,000                    $10,000,000            $10,000
                             Plus $112.82 S/L Tax                                      SIR
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

E & O Payroll Services             $51,367                    $1,000,000
                             Plus $1,597 S/L Tax
------------------------------------------------------------------------------------------------
       Fiduciary                    $9,500                    $1,000,000             $25,000
------------------------------------------------------------------------------------------------
         EPLi                      $26,325                    $1,000,000             $50,000
------------------------------------------------------------------------------------------------
         D & O                     $212,000                   $10,000,000           $500,000
------------------------------------------------------------------------------------------------
      Excess D& O                  $169,600                   $10,000,000
------------------------------------------------------------------------------------------------
   Excess D & O Side
        A Only                     $74,200                    $5,000,000
------------------------------------------------------------------------------------------------
         Crime                      $7,767                    $1,000,000             $25,000
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

Internet Liability E&O             $14,665                     $1,000,00             $25,000

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
   Healthcare E & O                $310,486                 $2,000,000 occ           $50,000
                                $16,000 SL Tax              $5,000,000 agg
------------------------------------------------------------------------------------------------
   General Liability            Included above              $2,000,000 AGG
        Rx Only                                             $1,000,000 OCC
                                                            $5,000 Med Pay
                                                            $1,000,000 EBL
------------------------------------------------------------------------------------------------

Leased Property Schedule                  Sections 2.01, 4.07

--------------------------------------------------------------------------------
                                             TERM (#
                                               OF          MONTHLY
TYPE OF LEASE      VENDOR     START DATE     MONTHS)       PAYMENT     ALLOCATED
--------------------------------------------------------------------------------

INCLUDED:
   Capital        Xerox        07/01/04        60             $900
   Capital        Xerox        07/01/04        60           $3,832

------------------------------------------------------------------------------------------------------------
TYPE OF LEASE                          EQUIPMENT                                        DESCRIPTION
------------------------------------------------------------------------------------------------------------

INCLUDED:
   Capital         DPCNTRL-3 CNTRL DP2K100-135 1)DP100PPM 1) DP2KLPS           software to configure printer
   Capital         DP2K100MC DOCUPRINT 100 MICR 1)DP2KSWI                      printer

                   AUTHORIZATION SCHEDULE   ss.ss. 3.01, 4.05

The following consents of third parties are required in connection with the transactions provided for in the Asset Purchase Agreement:

      1.    The consent of I&G Garden State, LLC, as successor landlord to WHATR
            Real Estate Limited Partnership, is required for the sublease of space to Buyer at 300 Atrium Drive pursuant to a Lease dated as of
            May 30, 1997 between Seller and WHATR Real Estate Limited
            Partnership.

      2.    The consent of PNC Bank as lender to Seller is required with respect to the proposed sale of the Assets by Seller pursuant to a Revolving
            Credit Facility between PNC Bank and the Seller dated as of June 8,
            2005 and amended as of October 10, 2005 and February 13, 2006.

      3.    The consent of Xerox Corporation is required for the assignment of the Lease to Buyer.

Scheduled Employees                       Sections 4.18

   COMPANY         DEPARTMENT       LAST NAME         FIRST NAME      PART TIME
--------------------------------------------------------------------------------
     80               840         Boyd-Ohai         Margaret             PT
     80               811         Charles           Kathleen Z
     80               813         Chin              Arnold
     80               840         Cicero            Maryanne             PT
     80               830         Cullen            Joan
     80               814         Edwards           Gail
     80               830         Fischer           Shirley
     80               860         Fort              Oreen
     80               813         Frank             Tonia                PT
     80               860         Kraemer           Theresa
     80               814         Levine            Stephen
     80               860         McQueeney         Debby                PT
     80               814         Michell           Christine
     80               910         Munao             Philip
     80               812         Nadeau            Laurie
     80               840         Noll              Clare
     80               813         Patel             Paresh
     80               840         Pavlick           Marilyn              PT
     80               840         Qualls            Angela
     80               830         Raab              Madeline
     80               830         Raab              Nicola              Temp
     80               811         Scarpa            Linda
     80               813         Scheigel          Edward
     80               814         Skibbee           Sharon
     80               930         Tener             Eileen
     80               830         Tomaiko           Gary
     80               840         Tracy             Joyce                PT
     80               813         Viera             Luis
     80               830         Waskis            Tammy
     80               840         White             Donovan
     80               830         Williams          Gerard
     80               813         Wilson            Michael              PT

                       RELATED PARTY TRANSACTIONS ss. 4.21

Marketing Agreement with Directo, Inc., dated as of February 1, 2004. T. Stephen
Johnson, Chairman of the Board of TeamStaff is also the Chairman of Directo,
Inc. This Agreement has been terminated effective as of May 25, 2006.

                             LICENSES      ss.4.14

None.

Governmental Consents                     Section 5.04

None